     As filed with the Securities and Exchange Commission on March 22, 2000
                                                      Registration No. 333-_____


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No. ___

                              AIM INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (713) 626-1919

                                   Copies To:

Samuel D. Sirko, Esq.                        Arthur J. Brown, Esq.
A I M Advisors, Inc.                         R. Darrell Mounts, Esq.
11 Greenway Plaza, Suite 100                 Kirkpatrick & Lockhart LLP
Houston, Texas 77046                         1800 Massachusetts Avenue, N.W.,
(Name and Address of Agent for Service)      2nd Floor
                                             Washington, D.C. 20036

Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.


            It is proposed that this filing will become effective on
                     April 21, 2000, pursuant to Rule 488.


      No filing fee is required because of reliance on Section 24(f) of the
                  Investment Company Act of 1940, as amended.

                              AIM INVESTMENT FUNDS

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:
     o  Cover Sheet
     o  Contents of Registration Statement
     o  Part A - Prospectus/Proxy Statement
     o  Part B - Statement of Additional Information
     o  Part C - Other Information
     o  Signature Page
     o  Exhibits

                         AIM EMERGING MARKETS DEBT FUND
                       A PORTFOLIO OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173


                                                                  April 20, 2000

Dear Shareholder:

         Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Emerging Markets Debt Fund ("Emerging Markets Debt Fund") with AIM Developing Markets Fund ("Developing Markets Fund") (each a "Fund"). Each Fund is a series of AIM Investment Funds (the "Trust"), an open-end management investment company organized as a Delaware business trust. If the proposal is approved and implemented, each shareholder of Emerging Markets Debt Fund automatically would become a shareholder of Developing Markets Fund.

         Emerging Markets Debt Fund currently seeks to achieve its objectives by investing all of its investable assets in the Emerging Markets Debt Portfolio (the "Portfolio"). The Trust's Board of Trustees believes that combining the two Funds will benefit Emerging Markets Debt Fund's shareholders by providing them with a portfolio that has a broader investment mandate than the Portfolio. To achieve its primary investment objective of long-term growth of capital and secondary objective of income, to the extent consistent with seeking growth of capital, Developing Markets Fund may invest more extensively in equity securities than may the Portfolio. As a result, Developing Markets Fund possesses greater flexibility than the Portfolio to respond effectively to opportunities in the equity markets. A I M Advisors, Inc. serves as investment adviser, and INVESCO Asset Management Limited. serves as investment sub-adviser to Developing Markets Fund and the Portfolio. The portfolio management team for Developing Markets Fund is experienced and has a recent performance record that is superior to that of the portfolio management team for Emerging Markets Debt Fund. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses, and performance histories of the Funds.

         Shareholders of Emerging Markets Debt Fund are being asked to approve a Plan of Reorganization and Termination that will govern the reorganization of Emerging Markets Debt Fund into Developing Markets Fund. After careful consideration, the Board of Trustees of the Trust has unanimously approved the proposal and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

         Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage-paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. You may also vote your shares through a web site established by Shareholder Communications Corporation by following the instructions that appear on the enclosed proxy insert.

         Thank you for your cooperation and continued support.

                                             Sincerely,



                                             Robert H. Graham
                                             Chairman

                         AIM EMERGING MARKETS DEBT FUND
                       A PORTFOLIO OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2000

                            ------------------------

         TO THE SHAREHOLDERS OF AIM EMERGING MARKETS DEBT FUND:

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Meeting") of AIM Emerging Markets Debt Fund ("Emerging Markets Debt Fund"), an investment portfolio of AIM Investment Funds (the "Trust"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on May 31, 2000, at 3:00 p.m., local time, for the following purposes:

         1. To consider a Plan of Reorganization and Termination (the "Plan") that provides for the combination of Emerging Markets Debt Fund and AIM Developing Markets Fund ("Developing Markets Fund") (the "Reorganization"). Pursuant to the Plan, all of the assets of Emerging Markets Debt Fund will be transferred to Developing Markets Fund, Developing Markets Fund will assume all of the liabilities of Emerging Markets Debt Fund, and the Trust will issue to each shareholder a number of full and fractional shares of the applicable class of Developing Markets Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of beneficial interest in the corresponding class of Emerging Markets Debt Fund. The value of each Emerging Markets Debt Fund shareholder's account with Developing Markets Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Emerging Markets Debt Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization; and

         2. To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournment thereof, in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on April 3, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF THE TRUST. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEB SITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY INSERT. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          Samuel D. Sirko
                                          Vice President and Secretary



April 20, 2000

                         AIM EMERGING MARKETS DEBT FUND
                           AIM DEVELOPING MARKETS FUND
                       PORTFOLIOS OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 454-03276

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                              Dated: April 20, 2000

         This document is being furnished in connection with a special meeting of shareholders of AIM Emerging Markets Debt Fund ("Emerging Markets Debt Fund"), an investment portfolio of AIM Investment Funds (the "Trust"), a Delaware business trust, to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on May 31, 2000, at 3:00 p.m., local time (such meetings and any adjournments thereof are referred to as the "Meeting"). At the Meeting, the shareholders of Emerging Markets Debt Fund are being asked to consider and approve a Plan of Reorganization and Termination (the "Plan") that provides for the combination of Emerging Markets Debt Fund with AIM Developing Markets Fund ("Developing Markets Fund") (each a "Fund"), an investment portfolio of the Trust (the "Reorganization"). The Plan is attached as Appendix I to this Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). The Board of Trustees of the Trust has unanimously approved the Plan as being in the best interest of Emerging Markets Debt Fund's shareholders.

         Pursuant to the Plan, all of the assets of Emerging Markets Debt Fund (its interest in Emerging Markets Debt Portfolio (the "Portfolio")) will be transferred to Developing Markets Fund, Developing Markets Fund will assume all of the liabilities of Emerging Markets Debt Fund, and the Trust will issue a number of full and fractional shares of the applicable class of Developing Markets Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of beneficial interest in the corresponding class of Emerging Markets Debt Fund. Immediately thereafter, Developing Markets Fund will redeem in-kind the interest it received in the Portfolio and hold directly the securities held in the Portfolio.

         The value of each Emerging Markets Debt Fund shareholder's account with Developing Markets Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Emerging Markets Debt Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

         Developing Markets Fund is a non-diversified series of the Trust, which is an open-end management investment company comprised of several outstanding series (including Developing Markets Fund and Emerging Markets Debt Fund). Developing Markets Fund's primary investment objective is long-term growth of capital and its secondary investment objective is income, to the extent consistent with seeking growth of capital. Developing Markets Fund seeks to achieve its investment objectives by investing primarily in equity securities of developing market issuers. Developing Markets Fund may also invest up to 50% of its total assets in various types of developing market debt securities.

         This Proxy Statement/Prospectus sets forth the information that a shareholder of Emerging Markets Debt Fund should know before voting on the Plan. It should be read and retained for future reference.

         The current Prospectus of Class A, Class B, and Class C shares of Emerging Markets Debt Fund, dated February 28, 2000, and supplemented March 22, 2000, together with the related Statement of Additional Information, dated February 28, 2000, and the Annual Report to Shareholders for the fiscal year ended October 31, 1999, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Proxy Statement/Prospectus. The current Prospectus of Class A, Class B, and Class C shares of Developing Markets Fund, dated February 28, 2000, together with the related Statement of Additional Information, dated February 28, 2000, and the Annual Report to Shareholders for the fiscal year ended October 31, 1999, are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. A copy of the Prospectus of Class A, Class B, and Class C shares of Developing Markets Fund is attached as Appendix II to this Proxy

Statement/Prospectus. Such documents are available without charge by writing to A I M Fund Services, Inc., P.O. Box. 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about the Trust. Additional information about Emerging Markets Debt Fund and Developing Markets Fund may also be obtained on the web at http://www.aimfunds.com.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


Section Title                                                                                  Page
-------------                                                                                  ----
INTRODUCTION.....................................................................................4
REASONS FOR THE REORGANIZATIONS..................................................................5
     Board Considerations........................................................................5
SYNOPSIS ........................................................................................6
     The Reorganization..........................................................................6
     Comparison of Emerging Markets Debt Fund and Developing Markets Fund........................7
     Management Discussion and Analysis of Performance..........................................11
RISK FACTORS....................................................................................11
     Non-Diversified Classification.............................................................11
     Investing in Emerging Markets..............................................................11
     Lower Quality Debt.........................................................................12
     Sovereign Debt.............................................................................12
     Currency Risk..............................................................................12
     Options, Futures, and Foreign Currency Transactions........................................13
FINANCIAL HIGHLIGHTS............................................................................13
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION.................................................16
     Terms of the Reorganization................................................................16
     The Reorganization.........................................................................16
     Description of Securities to be Issued.....................................................17
     Purchases, Redemptions, and Exchanges of Shares............................................17
     Dividends and Other Distributions..........................................................17
     Accounting Treatment.......................................................................18
     Federal Tax Considerations.................................................................18
ORGANIZATION OF THE FUNDS.......................................................................19
OWNERSHIP OF EMERGING MARKETS DEBT FUND AND DEVELOPING MARKETS FUND SHARES......................19
CAPITALIZATION..................................................................................20
LEGAL MATTERS...................................................................................20
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION...................................21
ADDITIONAL INFORMATION ABOUT EMERGING MARKETS DEBT FUND AND DEVELOPING MARKETS FUND.............21
EXPERTS ........................................................................................21

APPENDIX I..................................................Plan of Reorganization and Termination
APPENDIX II......Prospectus of Class A, Class B, and Class C shares of AIM Developing Markets Fund
APPENDIX III..............................Discussion of Performance of AIM Developing Markets Fund

         The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with Discipline, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invierta con Disciplina are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect, and AIM Investor are service marks of A I M Management Group Inc.

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished to shareholders of Emerging Markets Debt Fund, a series of the Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Plan and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest in Emerging Markets Debt Fund at the Meeting will constitute a quorum ("Quorum"). If a Quorum is not present at the Meeting or a Quorum is present but sufficient votes to approve the proposal described herein ("Proposal") are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment. In addition, if you sign, date, and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting.

         Approval of the Plan requires the affirmative vote of a majority of shares cast by shareholders of each class of shares. Abstentions and broker non-votes will be counted as shares present at the Meeting for Quorum purposes, but will not be considered votes cast at the Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. To be effective, such revocation must be received by the Secretary of the Trust prior to the Meeting and must indicate your name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a registered shareholder present at the Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on April 3, 2000 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, there were ____ Class A shares, ____ Class B shares, and ____ Class C shares of Emerging Markets Debt Fund outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held. [To the knowledge of the Trust's management, as of the Record Date, there were no beneficial owners of 5% or more of the outstanding shares of any class of Emerging Markets Debt Fund, except as indicated below in "Ownership of Emerging Markets Debt Fund and Developing Markets Fund Shares."]

         The Trust has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. The Trust expects to solicit proxies principally by mail, but the Trust or SCC may also solicit proxies by telephone, facsimile, telegraph, or personal interview. The Trust officers and employees of AIM who assist in proxy solicitation will not receive any additional or special compensation for any such efforts. The cost of shareholder solicitation incurred in connection with the Reorganization is anticipated to be approximately $__________ and will be borne by the Emerging Markets Debt Fund and Developing Markets Fund. However, because both Emerging Markets Debt Fund and Developing Markets Fund are currently at their expense limits, their expenses relating to the Reorganization will effectively be borne by the A I M Advisors, Inc. ("AIM") through reimbursement of expenses and waivers. The Trust will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Trust may reimburse such brokers/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

         The Trust intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about April 20, 2000.

                         REASONS FOR THE REORGANIZATIONS

BOARD CONSIDERATIONS

         The Board of Trustees of the Trust, including a majority of trustees who are not "interested persons," as that term is defined in the 1940 Act ("Independent Trustees"), has determined that the Reorganization is in the best interests of Emerging Markets Debt Fund and its shareholders, that the terms of the Reorganization are fair and reasonable, and that the interests of Emerging Markets Debt Fund's shareholders will not be diluted as a result of the Reorganization.

         At a meeting of the Board of Trustees held on March 22, 2000, AIM proposed that the Board of Trustees approve the Reorganization of Emerging Markets Debt Fund into Developing Markets Fund. The Board received from AIM written materials that described the structure and tax consequences of the Reorganization and contained information concerning Emerging Markets Debt Fund and Developing Markets Fund, including comparative total return and fee and expense information, a comparison of the investment objectives and primary investment strategies of Emerging Markets Debt Fund (and the Portfolio) and Developing Markets Fund, pro forma expense ratios and biographical information on the portfolio managers of Developing Markets Fund.

         The Board made an extensive inquiry into a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies, and restrictions; (2) the capabilities, experience, and performance of the portfolio management team for Developing Markets Fund; (3) the Funds' respective investment performances; (4) the effect of the Reorganization on the expense ratio of Developing Markets Fund and that expense ratio relative to each Fund's current expense ratio; (5) the costs to be incurred by each Fund as a result of the Reorganization; (6) the tax consequences of the Reorganization; (7) possible alternatives to the Reorganization, including continuing to operate Emerging Markets Debt Fund on a stand-alone basis or liquidating Emerging Markets Debt Fund; and (8) the potential benefits of the Reorganization to other persons, especially AIM and its affiliates.

         In considering the Reorganization, the Board considered the fact that Developing Markets Fund has a broader investment mandate than Emerging Markets Debt Fund (and the Portfolio) and can utilize equity securities more extensively. AIM noted its belief that Developing Markets Fund's ability to invest more extensively in equity securities gives it greater flexibility than the Portfolio to effectively respond to opportunities in the markets. Such flexibility could, over the long term, benefit shareholders. The Board also considered the fact that, although Developing Markets Fund has a broader investment mandate, the investment objectives and policies are sufficiently compatible to enable Developing Markets Fund to maintain its investment policies without any material changes after the Reorganization. The Board noted that both funds are exposed to the same foreign country and currency risks although as an equity fund, Developing Markets Fund may have a higher risk profile. The Board also considered the impact the Reorganization would have on expenses. The Board was advised that although Developing Markets Fund's expense ratio is higher than that of Emerging Markets Debt Fund, the expense ratio of Developing Markets Fund is expected to decrease as a result of the Reorganization. AIM has agreed to limit the expenses of Developing Markets Fund to 1.75% for Class A shares, 2.40% for Class B shares, and 2.40% for Class C shares following the Reorganization, the same limits on expenses currently applicable to Emerging Markets Debt Fund.

         The Board also considered the capabilities, experience, and performance of the portfolio management team of Developing Markets Fund and the performance of Emerging Markets Debt Fund in relation to the performance of Developing Markets Fund. AIM advised the Board that, while past performance is no guarantee of future results, the portfolio management team of Developing Markets Fund produced superior recent investment performance than the portfolio management team of Emerging Markets Debt Fund. As of December 31, 1999, the Morningstar ratings and Lipper Inc. rankings for Emerging Markets Debt Fund and Developing Markets Fund were as follows:


        Morningstar Rating (1)

                                                 Overall       3-year       5-year
                                                 -------       ------       ------
     Emerging Markets Debt Fund                     1            1            1

     Developing Markets Fund                        2            2            2


        Lipper Rank (Percentile) (2)

                                                 1-year        3-year        5-year
                                                 ------        ------        ------

     Emerging Markets Debt Fund                    72%           94%           83%

     Developing Markets Fund                       70%           92%           57%

----------

(1) Under the Morningstar rating system, the top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive a single star.

(2) Under the Lipper ranking system, the lower the percentile rank the better the performance.

         AIM also advised the Board that it could benefit in the future if the combined Fund's assets grow faster than the assets of the two Funds would have grown separately in the absence of the Reorganization. In addition, any reduction in Developing Markets Fund's expense ratio as a result of the Reorganization could benefit AIM by reducing or eliminating any reimbursements or waivers of expenses resulting from its obligation to limit the expenses of Developing Markets Fund to 1.75% for Class A shares, 2.40% for Class B shares, and 2.40% for Class C shares.

         In addition, the Board noted that no initial sales or other charges would be imposed on any Developing Markets Fund shares issued to Emerging Markets Debt Fund shareholders in connection with the Reorganization. Finally, the Board reviewed the principal terms of the Plan. The Board also noted that Emerging Markets Debt Fund would be provided with an opinion of counsel that the Reorganization would be tax-free to Emerging Markets Debt Fund and its shareholders.

         On the basis of the information provided to the Board and on their evaluation of the Reorganization, the Board determined that the proposed Reorganization will not dilute the interests of shareholders of Emerging Markets Debt Fund or Developing Markets Fund and is in the best interest of Emerging Markets Debt Fund and its shareholders. Therefore, the Board recommended the approval of the Plan by the shareholders of Emerging Markets Debt Fund at a special meeting.


                                    SYNOPSIS

THE REORGANIZATION

         The Plan provides for the acquisition by Developing Markets Fund of Emerging Markets Debt Fund's assets (its interest in the Portfolio) in exchange solely for Developing Markets Fund shares and the assumption by Developing Markets Fund of Emerging Markets Debt Fund's liabilities. Those transactions will occur as of 8:00 a.m., Eastern time, on June 19, 2000, or on such later date as the conditions to the closing are satisfied ("Closing Date"). Emerging Markets Debt Fund will then distribute the Developing Markets Fund shares to its shareholders, by class, so that each Emerging Markets Debt Fund shareholder will receive the number of full and fractional shares of the corresponding class of Developing Markets Fund in terms of fees and other characteristics, including nomenclature ("Corresponding Class"), that equals the value of the shareholder's holdings of Emerging Markets Debt Fund shares as of the closing date. Following the Reorganization, (1) Developing Markets Fund will redeem in-kind the interest it received in the Portfolio; and (2) Emerging Markets Debt Fund will be terminated as soon as practicable.

         The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no gain or loss will be recognized by either Fund or their shareholders as a result of the Reorganization. See "Additional Information About the Reorganization - Federal Tax Considerations" herein.

COMPARISON OF EMERGING MARKETS DEBT FUND AND DEVELOPING MARKETS FUND

Investment Objectives and Policies

         Emerging Markets Debt Fund's primary investment objective is high current income, and its secondary investment objective is growth of capital. Under normal circumstances, Emerging Markets Debt Fund seeks its objective by investing all of its investable assets in the Portfolio which, in turn, invests at least 65% of its total assets in debt securities of issuers located in developing or emerging market countries; i.e., those that are in the initial stages of their industrial cycles. The Portfolio may invest in the following types of debt securities: (1) debt securities issued or guaranteed by the governments of developing countries, or their agencies or instrumentalities; (2) securities issued or guaranteed by the central banks of emerging market countries; (3) securities issued by other banks and companies in such countries; and (4) securities denominated in or indexed to the currencies of developing countries. In addition, Emerging Markets Debt Fund may invest up to 35% of its total assets in equity securities of issuers in developing countries; equity and debt securities of issuers in developed countries, including the U.S.; and cash and money market instruments. As of October 31, 1999, the Portfolio's holdings consisted of 0% equity securities, 97% debt securities, and 3% other investments.

         Developing Markets Fund's primary investment objective is long-term growth of capital and its secondary investment objective is income, to the extent consistent with seeking growth of capital. Developing Markets Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. Under normal circumstances, a majority of Developing Markets Fund's assets is invested in emerging market equity securities. Developing Markets Fund may invest 100% of its total assets in debt securities that are below investment grade. Developing Markets Fund may also invest up to 50% of its assets in developing market debt securities, which are selected based on their potential to provide a combination of capital appreciation and current income. Although Developing Markets Fund has flexibility to invest in debt securities, it primarily invests in equity securities. As of October 31, 1999, Developing Markets Fund's holdings consisted of 98% equity securities, 0% debt securities, and 2% other investments.

Investment Advisory Services

         AIM serves as investment adviser, and INVESCO Asset Management Limited. ("INVESCO") serves as investment sub-adviser, to Developing Markets Fund and the Portfolio. After the Reorganization, AIM and INVESCO will continue to serve Developing Markets Fund in their current capacities. John Cleary, Edwin Gutierrez, and Jonathan Mann are primarily responsible for the portfolio management of the Portfolio and William Barron, John Cleary, and Christine Rowley are primarily responsible for the portfolio management of Developing Markets Fund.

Performance

         Set forth below are average annual total returns for the periods indicated for Emerging Markets Debt Fund and Developing Markets Fund. The average annual total return figures take into account sales charges applicable to purchases of shares of the Funds.


                                         EMERGING MARKETS DEBT FUND           DEVELOPING MARKETS FUND

                                      CLASS A     CLASS B     CLASS C     CLASS A     CLASS B    CLASS C
                                       SHARES      SHARES      SHARES      SHARES      SHARES     SHARES
                                      -------     -------     -------     -------     -------    -------
1  Year Ended Oct. 31, 1999             12.78%     12.61%       n/a        26.71%      27.14%      n/a
3 Years Ended Oct. 31, 1999            (3.36)%     (2.98)%      n/a        (8.86)%       n/a       n/a
5 Years Ended Oct. 31, 1999            (5.22)%     (5.36)%      n/a        (4.63)%       n/a       n/a

Expenses

         Set forth below is a comparison of annual operating expenses as a percentage of net assets ("Expense Ratio") for the Class A, Class B, and Class C shares of Emerging Markets Debt Fund and Developing Markets Fund for the fiscal year ended October 31, 1999. The pro forma estimated Expense Ratio of Developing Markets Fund giving effect to the Reorganization is also provided.


                                EMERGING MARKETS DEBT FUND           DEVELOPING MARKETS FUND         DEVELOPING MARKETS FUND PRO
                                                                                                           FORMA ESTIMATED
                             ------------------------------------------------------------------------------------------------------
                             CLASS A   CLASS B     CLASS C     CLASS A     CLASS B     CLASS C    CLASS A     CLASS B     CLASS C
                             SHARES    SHARES      SHARES      SHARES      SHARES      SHARES     SHARES      SHARES       SHARES
                             ------    --------    --------    --------    --------    -------    --------    --------    -------
SHAREHOLDER TRANSACTION
EXPENSES
Maximum sales load on          4.75%       None        None        4.75%       None       None        4.75%       None       None
purchase of shares (as a
% of offering price)(1)

Deferred Sales Charge          None        5.00%       1.00%       None        5.00%      1.00%       None        5.00%      1.00%
(as a % of original
purchase price or
redemption proceeds, as
applicable)(1)

ANNUAL OPERATING
EXPENSES (AS A % OF NET

ASSETS)

Management Fees                0.98%       0.98%       0.98%       0.98%       0.98%      0.98%       0.98%       0.98%      0.98%

Rule 12b-1 Distribution        0.35%       1.00%       1.00%       0.36%       1.00%      1.00%       0.40%       1.00%      1.00%
Plan Fees
    Other Expenses             0.46%       0.46%       0.46%       1.03%       0.99%      0.99%       0.73%       0.73%      0.73%
    Interest Expense           0.13%       0.13%       0.13%       0.01%       0.01%      0.01%       0.01%       0.01%      0.01%
                             ------    --------    --------    --------    --------    -------    --------    --------    -------

Total Other Expenses           0.59%       0.59%       0.59%       1.04%       1.00%      1.00%       0.74%       0.74%      0.74%
Total Annual Fund              1.92%       2.57%       2.57%       2.38%       2.98%      2.98%       2.12%       2.72%      2.72%
                             ------    --------    --------    --------    --------    -------    --------    --------    -------
Operating Expenses
Fee Waiver                     0.04%       0.04%       0.04%       0.47%       0.47%      0.47%       0.37%       0.37%      0.37%
Net Expenses (2)               1.88%       2.53%       2.53%       1.91%       2.51%      2.51%       1.75%       2.35%      2.35%
                             ======    ========    ========    ========    ========    =======    ========    ========    =======

--------------

(1) Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charges ("CDSC") on Class B shares apply to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. The maximum 1% CDSCs on Class C shares apply to redemptions during the first year after purchase.

(2) Expenses are based on each fund's fiscal year ended October 31, 1999, and reflect AIM's contractual agreement to limit Emerging Markets Debt Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40%, and 2.40% of the average daily net assets of the fund's Class A, Class B, and Class C shares, respectively, and to limit Developing Market Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.50%, and 2.50% of the average daily net assets of the fund's Class A, Class B, and Class C shares, respectively. Further, AIM has contractually agreed to limit the expenses of Developing Markets Fund after consummation of the Reorganization (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40%, and 2.40% of the average daily net assets of the fund's Class A, Class B, and Class C shares, respectively, until June 30, 2001. "Other expenses" include custody, transfer agent, legal and audit fees and other operating expenses.

Hypothetical Example of Effect of Expenses

         An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return.


                                                   ONE          THREE        FIVE          TEN
                                                   YEAR         YEARS       YEARS       YEARS (3)
                                                ----------   ----------   ----------   ----------
EMERGING MARKETS DEBT FUND
  Class A shares (1) ........................   $      661   $    1,049   $    1,462   $    2,612
  Class B shares:
     Assuming complete redemption at end
        of period (2) .......................   $      760   $    1,099   $    1,565   $    2,747
     Assuming no redemption .................   $      260   $      799   $    1,365   $    2,747
  Class C shares
     Assuming complete redemption at end ....   $      360   $      799   $    1,365   $    2,905
         of period (2)
     Assuming no redemption .................   $      260   $      799   $    1,365   $    2,905
DEVELOPING MARKETS FUND
  Class A shares (1) ........................   $      705   $    1,182   $    1,685   $    3,062
  Class B shares:
     Assuming complete redemption at end
         of period (2) ......................   $      801   $    1,221   $    1,767   $    3,159
     Assuming no redemption .................   $      301   $      921   $    1,567   $    3,159
  Class C shares
     Assuming complete redemption at end ....   $      401   $      921   $    1,567   $    3,299
        of period (2)
     Assuming no redemption .................   $      301   $      921   $    1,567   $    3,299
COMBINED FUND
  Class A shares (1) ........................   $      680   $    1,107   $    1,560   $    2,810
  Class B shares:
     Assuming complete redemption at end
        of period (2) .......................   $      775   $    1,144   $    1,640   $    2,907
     Assuming no redemption .................   $      275   $      844   $    1,440   $    2,907
  Class C shares
     Assuming complete redemption at end ....   $      375   $      844   $    1,440   $    3,051
        of period (2)
     Assuming no redemption .................   $      275   $      844   $    1,440   $    3,051


--------------

(1)  Assumes payment of maximum sales charge by the investor.
(2)  Assumes payment of the applicable contingent deferred sales charge.
(3) For Class B shares, this number reflects the conversion to Class A shares eight years following the end of the calendar month in which the purchase was made.

         THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. TO THE EXTENT EXPENSES ARE WAIVED OR REIMBURSED, THE AMOUNT AN INVESTOR WOULD PAY WILL BE LOWER. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUND'S PROJECTED OR ACTUAL PERFORMANCE.

Sales Charges

         No sales charges are applicable to shares of Developing Market Fund received in connection with the Reorganization. The Class A shares of both Developing Markets Fund and Emerging Markets Debt Fund are sold subject to a maximum initial sales charge of 4.75%. Class B shares are sold subject to a maximum CDSC of 5.00% of the lesser of the net asset value ("NAV") at time of purchase or sale, which declines to zero after six years. Class C shares are sold subject to a maximum CDSC of 1.00% of the lesser of the NAV at time of purchase or sale, only during the first year. For purposes of calculating the CDSC, the holding period for the Class B shares distributed to Class B shareholders and for the Class C shares distributed to Class C shareholders of Emerging Markets Debt Fund will be treated as having the same period as the shares of Emerging Markets Debt Fund previously held. New purchases of Class A, Class B, and Class C shares of Developing Markets Fund by any shareholders will be subject to their terms, including, for example, for Class A shares, the 4.75% initial sales charge. As is currently the case for each Fund, no CDSC will be applied to redemptions of Class B shares that represent reinvested dividends or other distributions, nor will Class A shares so acquired be subject to any initial sales charge.

Distribution; Purchase, Exchange and Redemption

         Shares of Developing Markets Fund and Emerging Markets Debt Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"). The Class A shares of Developing Markets Fund and Emerging Markets Debt Fund pay a fee in the amount of 0.50% and 0.35%, respectively, of average daily net assets to AIM Distributors for distribution services. The Class B shares and Class C shares of Developing Markets Fund and Emerging Markets Debt Fund pay AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares, respectively, for distribution services. For more information, see the Shareholder Information section in the Developing Markets Fund Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

         Purchase and redemption procedures are the same for Developing Markets Fund and Emerging Markets Debt Fund. Shares of Developing Markets Fund and Emerging Markets Debt Fund may be exchanged for shares of other funds of The AIM Family of Funds(R) of the same class, as provided in each Fund's prospectus. No initial sales charge will be imposed on the shares being acquired, and no CDSC will be imposed on the shares being disposed of, through an exchange. However, a CDSC may apply to redemptions of an AIM Fund's Class B shares or Class C shares acquired through an exchange. Exchanges will be subject to minimum investment and other requirements of the Fund into which exchanges are made.

Operations of Developing Markets Fund Following the Reorganization

         There are differences in the investment objectives and some of the investment policies of the Funds. It is not expected that Developing Markets Fund will revise its investment objectives or policies following the Reorganization to reflect those of Emerging Markets Debt Fund. Rather, AIM and INVESCO believe that substantially all of the assets held by the Portfolio will be consistent with Developing Markets Fund's investment policies and thus could be held by Developing Markets Fund if the Reorganization is approved. If the Reorganization is approved, the Portfolio will sell any assets that are inconsistent with Developing Markets Fund's investment policies prior to the effective time of the Reorganization, and the proceeds thereof will be held in temporary investments or reinvested in assets that qualify to be held by Developing Markets Fund. The need, if any, for the Portfolio to dispose of assets prior to the effective time of the Reorganization may result in selling securities at a disadvantageous time and could result in the Portfolio's realizing losses that would not otherwise have been realized.

Portfolio Management

         John Cleary, Edwin Gutierrez, and Jonathan Mann are primarily responsible for the day-to-day management of the Portfolio. Mr. Cleary has been Portfolio Manager for the Portfolio since 1999 and has been associated with AIM and/or its affiliates since 1998. From 1997 to 1998, he was Manager of a global emerging markets fixed income fund for West Merchant Bank Ltd. From 1993 to 1996, he was a portfolio manager for Fischer Francis Trees and Watts Mr. Cleary completed the investment management program at the London Business School in 1996. Mr. Gutierrez has been Portfolio Manager for the Portfolio since 1999 and has been associated with AIM and/or its affiliates since 1998. From 1994 to 1998, he was an economist for Chancellor LGT Asset Management. Mr. Mann has been Portfolio Manager for the Portfolio since 1999 and has been associated with AIM and/or its affiliates since 1998. From 1994 to 1998, he was an economist for LGT Asset Management.

         William Barron, John Cleary, and Christine Rowley are primarily responsible for the day-to-day management of the Developing Markets Fund. Mr. Barron has been Portfolio Manager for Developing Markets Fund since 1999 and has been associated with AIM and/or its affiliates since 1995. Mr. Cleary has been Portfolio Manager for Developing Markets Fund since 1999 and has been associated with AIM and/or its affiliates since 1998.

From 1997 to 1998, he was Manager of a global emerging markets fixed income fund for West Merchant Bank Ltd. From 1993 to 1996, he was a portfolio manager for Fischer Francis Trees and Watts. Ms. Rowley has been Portfolio Manager for Developing Markets Fund since 1999 and has been associated with AIM and/or its affiliates since 1991.

MANAGEMENT DISCUSSION AND ANALYSIS OF PERFORMANCE

         A discussion of the performance of Developing Markets Fund for the twelve month period ended October 31, 1999, is set forth in Appendix III to this Proxy Statement/Prospectus.


                                  RISK FACTORS

NON-DIVERSIFIED CLASSIFICATION

         Both Emerging Markets Debt Fund and Developing Markets Fund are classified as "non-diversified" funds. As a result, investment may be made in a smaller number of issuers than a "diversified" fund. To the extent that investment is made in a smaller number of issuers, the NAV of a Fund's shares may fluctuate more widely and it may be subject to greater investment and credit risk with respect to its portfolio.

INVESTING IN EMERGING MARKETS

         Developing Markets Fund and the Portfolio each invests primarily in securities of issuers located in emerging markets. Emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries with emerging markets.

         Disclosure and regulatory standards in most emerging markets are, in many respects, less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in those markets, and enforcement of existing regulations has been extremely limited.

         The securities markets of emerging countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the developed countries. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in those markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company and series thereof, such as a Fund, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Trust believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists. During the period commencing with the Trust's identification of such conditions until the date of any SEC action, the Funds' portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board.

LOWER QUALITY DEBT

         The Portfolio normally invests a significant amount of its total assets in debt securities rated below investment grade. The Developing Markets Fund also may invest in such securities. Such investments involve a high degree of risk. Debt rated Baa by Moody's Investor Service, Inc. ("Moody's") is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated C by Moody's or S&P is the lowest-rated debt that is not in default as to principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such period, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting it, such as its inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by an issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

         Lower quality debt securities frequently have call or buy-back features that permit an issuer to call or repurchase the security from the holder. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market.

SOVEREIGN DEBT

         Developing Markets Fund and the Portfolio each may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn a Fund's NAV, to a greater extent than the volatility inherent in domestic fixed income securities.

         Investors also should be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Those securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of those securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. A Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for those securities. Because there is no liquid secondary market for many of these securities, each Fund anticipates that they could be sold only to a limited number of dealers or institutional investors.

CURRENCY RISK

         Because Developing Markets Fund and the Portfolio each may invest substantially in securities denominated in currencies other than the U.S. dollar and may hold foreign currencies, it will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between those currencies and the U.S. dollar. Changes in currency exchange rates will affect the NAV of a Fund's shares and also may affect the value of dividends and interest earned by a Fund and gains and losses realized by it.

         Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated may have a detrimental impact on a Fund.

OPTIONS, FUTURES, AND FOREIGN CURRENCY TRANSACTIONS

         Developing Markets Fund and the Portfolio are each authorized to enter into options, futures, and forward currency transactions. These transactions involve certain risks, which include: (1) dependence on AIM's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets, and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts, or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts, and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, or option thereon at any particular time; (5) the possible loss of principal under certain conditions; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to set aside securities in connection with hedging transactions.


                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand Developing Markets Fund's financial performance. Certain information reflects financial results for a single Developing Markets Fund share.

         The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Developing Markets Fund (assuming reinvestment of all dividends and distributions).

         This information has been audited by PricewaterhouseCoopers LLP, whose report, along with Developing Markets Fund's financial statements, is included in Developing Markets Fund's annual report, which is available upon request.

         Total return information in this table may be affected by special market factors, including Developing Markets Fund's investments in initial public offerings, which may have a magnified impact on Developing Markets Fund due to its small asset base. There is no guarantee that, as Developing Markets Fund's assets grow, it will continue to experience substantially similar performance.

         G.T. Global Developing Markets Fund, Inc. ("Predecessor Fund") was a closed-end investment company whose single class of shares traded on the New York Stock Exchange. On October 31, 1998, Developing Markets Fund, which had no previous operating history, acquired the assets and assumed the liabilities of the Predecessor Fund. The fees and expenses of Developing Markets Fund differ from those of the Predecessor Fund. Developing Markets Fund's fiscal year ends October 31, rather than December 31, which was the Predecessor Fund's fiscal year end.


                                                                                           Class A
                                                                                          Ten months
                                                           Year ended October 31,           ended          Year ended December 31,
                                                           ----------------------         October 31,      -----------------------
                                                             1999(a)       1998(a)          1997(b)           1996          1995
                                                           ---------      ---------       ----------       ---------     ---------

Net asset value, beginning of period ....................  $    7.53      $   12.56       $    13.84       $   11.60     $   12.44
                                                           ---------      ---------       ----------       ---------     ---------

Income From Investment operations:
   Net investment income ................................       0.06           0.39(c,d)        0.25            0.53          0.72
   Net realized and unrealized gain (loss) on
    investments .........................................       2.36          (5.10)           (1.53)           2.19         (0.84)
                                                           ---------      ---------       ----------       ---------     ---------


    Net increase (decrease) from investment operations...       2.42          (4.71)           (1.28)           2.72         (0.12)
                                                           ---------      ---------       ----------       ---------     ---------
     Redemption fees retained ...........................       0.03           0.28               --              --            --

Distributions to shareholders:
   From net investment income ...........................      (0.12)         (0.60)              --           (0.48)        (0.72)

   From net realized gain on investments ................         --             --               --              --            --


     Total distributions ................................      (0.12)         (0.60)              --           (0.48)        (0.72)
                                                           ---------      ---------       ----------       ---------     ---------
Net asset value, end of period ..........................  $    9.86      $    7.53       $    12.56       $   13.84     $   11.60
                                                           =========      =========       ==========       =========     =========

Total return (e) ........................................      33.11%        (37.09)%          (9.25)%         23.59%        (0.95)%

Ratios and supplemental data:
Net assets, end of period (in 000's) ....................  $ 157,198      $  87,517       $  457,379       $ 504,012     $ 422,348
Ratio of net investment income to average net assets
   With fee waivers .....................................       0.68%(f)       3.84%            2.03%(g         4.07%         6.33%
   Without fee waivers ..................................       0.21%(f)       3.43%            1.95%(g         4.04%         6.30%
Ratio of operating expenses to average net assets
excluding interest expense
   With fee waivers .....................................       1.90%(f)       1.73%            1.75%(g         1.82%         1.77%
   Without fee waivers ..................................       2.37%(f)       2.14%            1.83%(g         1.85%         1.80%
Ratio of interest expense to average net assets .........       0.01%          0.20%             N/A             N/A           N/A
Portfolio turnover rate .................................        125%           111%             184%(g          138%           75%



---------------------------

    (a) These selected per share data were calculated based upon average shares outstanding during the period.
    (b) Prior to November 1, 1997, the Fund was known as G.T. Global Developing Markets Fund, Inc. All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
    (c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
    (d) Before reimbursement, the net investment income per share would have been reduced by $0.04.
    (e) Total return does not include sales charges and is not annualized for periods less than one year.
    (f)  Ratios are based on average net assets of $123,758,642.
    (g)  Annualized.
    N/A  Not Applicable.



                                                                                      Class B                     Class C
                                                                           ---------------------------- ---------------------------
                                                                                                        March 1, 1999 (commencement
                                                                                                              of operations) to
                                                                             Year ended October 31,              October 31,
                                                                           ----------        ----------           ----------
                                                                             1999(a)          1998(a)               1999(a)
                                                                           ----------        ----------           ----------


Net asset value, beginning of period ...................................   $     7.49        $    12.56           $     7.47
                                                                           ----------        ----------           ----------

Income From Investment operation
   Net investment income (loss) ........................................         0.01              0.31(b,c)              --
   Net realized and unrealized gain (loss) on investments ..............         2.37             (5.07)                2.32
                                                                           ----------        ----------           ----------

     Net increase (decrease) from investment operations ................         2.38             (4.76)                2.32
                                                                           ----------        ----------           ----------
     Redemption fees retained ..........................................           --              0.28                   --
Distributions to shareholders:
   From net investment income ..........................................        (0.08)            (0.59)                  --
   From net realized gain on investments ...............................           --                --                   --
                                                                           ----------        ----------           ----------

     Total distributions ...............................................        (0.08)            (0.59)                  --
                                                                           ----------        ----------           ----------
Net asset value, end of period .........................................   $     9.79        $     7.49           $     9.79
                                                                           ==========        ==========           ==========

Total return (d) .......................................................        32.14%           (39.76)%              31.06%

Ratios and supplemental data:
Net assets, end of period (in 000's) ...................................   $   49,723        $      154           $      412
Ratio of net investment income (loss) to average net
assets:
   With fee waivers ....................................................         0.08%(e)          3.09%                0.08%(f)
   Without fee waivers .................................................        (0.39)%(e)         2.68%               (0.39)%(f)
Ratio of operating expenses to average net assets excluding interest expense:
   With fee waivers ....................................................         2.50%(e)          2.48%                2.50%(f)
   Without fee waivers .................................................         2.97%(e)          2.89%                2.97%(f)
Ratio of interest expense to average net asset .........................         0.01%             0.20%                0.01%
Portfolio turnover rate ................................................          125%              111%                 125%


----------------


    (a) These selected per share data were calculated based upon average shares outstanding during the period.
    (b) Before reimbursement, the net investment income per share would have been reduced by $0.04.
    (c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
    (d) Total return does not include sales charges and is not annualized for periods less than one year.
    (e)  Radios are based on average net assets of $35,727,260.
    (f)  Ratios are annualized and based on average net assets of $208,934.

                 ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

TERMS OF THE REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

         The Plan contemplates (a) Developing Markets Fund's acquiring on the Closing Date the assets of Emerging Markets Debt Fund in exchange solely for Developing Markets Fund's shares and its assumption of Emerging Markets Debt Fund's liabilities and (b) the constructive distribution of those shares to Emerging Markets Debt Fund shareholders. Emerging Markets Debt Fund's assets include its interest in the Portfolio as well as all cash, cash equivalents, receivables, and other property owned by it as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing Date ("Valuation Time") (collectively, "Assets"). Developing Markets Fund will assume from Emerging Markets Debt Fund all its debts, liabilities, obligations and duties of whatever kind or nature as of the Valuation Time (collectively, "Liabilities"); provided, however, that Emerging Markets Debt Fund will use its best efforts, to the extent practicable, to discharge all of its known Liabilities prior to the Valuation Time. Developing Markets Fund also will deliver its shares to Emerging Markets Debt Fund, which then will be constructively distributed to Emerging Markets Debt Fund's shareholders.

         The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by Developing Markets Fund and the NAV of a Class A, Class B, and Class C share of Developing Markets Fund will be determined as of the Valuation Time. Where market quotations are readily available, portfolio securities will be valued based upon such market quotations, provided the quotations adequately reflect, in AIM's judgment, the fair value of the security. Where such market quotations are not readily available, securities will be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally will be used to value debt instruments with 60 days or less remaining to maturity, unless the Board determines that this method does not represent fair value. All other securities and assets will be valued at fair value as determined in good faith by or under the direction of the Board.

         On, or as soon as practicable after, the Closing Date, Emerging Markets Debt Fund will distribute to its shareholders of record the Developing Markets Fund's shares it receives, by Class, so that each Class A, Class B, and Class C Emerging Markets Debt Fund shareholder will receive a number of full and fractional shares of the Class A, Class B, or Class C Developing Markets Fund shares, respectively ("Corresponding Class"), equal in value to the shareholder's holdings in Emerging Markets Debt Fund. Such distribution will be accomplished by opening accounts on the books of Developing Markets Fund in the names of Emerging Markets Debt Fund's shareholders and by transferring thereto the shares of each Class previously credited to the account of Emerging Markets Debt Fund on those books. Fractional shares in each Class of Developing Markets Fund will be rounded to the third decimal place.

         Immediately after the Reorganization, each former shareholder of Emerging Markets Debt Fund will own shares of the Class of Developing Markets Fund that will equal the value of that shareholder's shares of the Corresponding Class of Emerging Markets Debt Fund immediately prior to the Reorganization. Because shares of each Class of Developing Markets Fund will be issued at NAV in exchange for the net assets attributable to the Corresponding Class of Emerging Markets Debt Fund, the aggregate value of shares of each Class of Developing Markets Fund so issued will equal the aggregate value of shares of the Corresponding Class of Emerging Markets Debt Fund. The NAV per share of Developing Markets Fund will be unchanged by the transactions. Thus, the Reorganization will not result in a dilution of any shareholder interest.

DESCRIPTION OF SECURITIES TO BE ISSUED

         The Trust is registered with the SEC as an open-end management investment company. Pursuant to the Trust's Declaration of Trust, the Trust may issue an unlimited number of shares. Each share of a Fund represents an equal proportionate interest with other shares in that Fund, has a par value of $0.01 per share, has equal earnings, assets, and voting privileges, except as noted in the prospectus for each Fund, and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board. The Trustees have established Developing Markets Fund as one of its series and have authorized the public offering of three Classes of shares of that Fund, designated Class A, Class B, and Class C shares. Each share in a Class represents an equal proportionate interest in Developing Markets Fund's assets with each other share in that Class. Shares of Developing Markets Fund entitle their holders to one vote per full share and fractional votes for fractional shares held, except that each Class has exclusive voting rights on matters pertaining to its plan of distribution. Shares of a Fund, when issued, are fully paid and nonassessable.

         The Classes of Developing Markets Fund differ as follows: (1) each Class has exclusive voting rights on matters pertaining to its plan of distribution; (2) Class A shares are subject to an initial sales charge and bear ongoing distribution fees; (3) Class B shares bear ongoing distribution fees, are subject to a CDSC upon certain redemptions, and convert to Class A shares after a certain period; (4) Class C shares bear ongoing distribution fees, are subject to a CDSC upon certain redemptions, and do not convert to Class A shares; and (5) each Class may bear differing amounts of certain Class-specific expenses. Each share of each Class of Developing Markets Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that because of different distribution fees and other Class-specific expenses, the amount of dividends and other distributions paid by each class will differ.

PURCHASES, REDEMPTIONS, AND EXCHANGES OF SHARES

         Shares of each Fund are available through A I M Fund Services, Inc. ("Transfer Agent") or through any dealer authorized by AIM Distributors to sell shares of the AIM Funds. The minimum initial investment in each Fund is $500; each additional investment must be $50 or more. These minimums may be waived or reduced for investments by employees of AIM or its affiliates, certain pension plans and retirement accounts, and participants in a Fund's automatic investment plan.

         The rights and privileges of the shareholders of each Class of Emerging Markets Debt Fund Shares will be effectively unchanged by the Reorganization. Accordingly, the Reorganization will have no effect on the holding period of Class B and Class C shares of Emerging Markets Debt Fund for purposes of calculating any applicable CDSC. Similarly, the Reorganization will have no effect on the policies regarding the ability of investors to qualify for reduced or waived sales charges, as currently in effect for Emerging Markets Debt Fund.

         Shares of each Fund may be exchanged for shares of the Corresponding Class of other AIM Funds, and shares of each Fund may be acquired through an exchange of shares of the Corresponding Class of other AIM Funds, as provided in each Fund's prospectus. No initial sales charge will be imposed on the shares being acquired, and no CDSC will be imposed on the shares being disposed of, through an exchange. However, a CDSC may apply to redemptions of AIM Fund's Class B or Class C shares acquired through an exchange. Exchanges will be subject to minimum investment and other requirements of the Fund into which exchanges are made.

DIVIDENDS AND OTHER DISTRIBUTIONS

         Emerging Markets Debt Fund generally distributes dividends from its net investment income, if any, monthly. Developing Markets Fund generally distributes dividends from its net investment income, if any, annually. Both Funds generally distribute any net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain realized from the sale of portfolio securities and net gains from foreign currency transactions annually. Shareholders of each Fund may reinvest dividends and other distributions in additional Fund shares of the distributing class (or in shares of the Corresponding Class of other AIM Funds) on the payment date at those shares' NAV that day or receive the distribution amount in cash. Each Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed ordinary income and capital gains.

         On or before the Closing Date, Emerging Markets Debt Fund will declare as a distribution substantially all of its net investment income, net capital gain, net short-term capital gain, and net gains from foreign currency transactions in order to maintain its tax status as a regulated investment company. Developing Markets Fund also may declare and distribute as a dividend to its shareholders, on or before the Closing Date, substantially all of any previously undistributed net investment income. The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by Emerging Markets Debt Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the shareholders' interests.

ACCOUNTING TREATMENT

         The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Developing Markets Fund of the assets transferred to it by Emerging Markets Debt Fund will be the same as Emerging Markets Debt Fund's book cost basis of such assets.

FEDERAL TAX CONSIDERATIONS

         The exchange of Emerging Markets Debt Fund's Assets for Developing Markets Fund shares and Developing Markets Fund's assumption of the liabilities of Emerging Markets Debt Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, substantially to the effect that:

         (i) The acquisition of the assets of the Emerging Markets Debt Fund by the Developing Markets Fund in exchange solely for the Developing Markets Fund Shares and the Developing Markets Fund's assumption of the Emerging Markets Debt Fund's liabilities, followed by the distribution of those Shares pro rata to the Emerging Markets Debt Fund Shareholders constructively in exchange for their Emerging Markets Debt Fund Shares, as provided in the Agreement, will qualify as a "reorganization" within the meaning of section 368(a) of the Code, and each of the Emerging Markets Debt Fund and the Developing Markets Fund will be a "party to a reorganization" within the meaning of 368(b) of the Code.

         (ii) The Emerging Markets Debt Fund will recognize no gain or loss on the transfer of its assets to the Developing Markets Fund in exchange solely for Developing Markets Fund Shares and the Developing Markets Fund's assumption of the Emerging Markets Debt Fund's liabilities or on the distribution of those Shares to the Emerging Markets Debt Fund Shareholders.

         (iii) The Developing Markets Fund will recognize no gain or loss on its receipt of the assets of the Emerging Markets Debt Fund in exchange solely for Developing Markets Fund Shares and its assumption of the Emerging Markets Debt Fund's liabilities.

         (iv) The Developing Markets Fund's basis for the assets of the Emerging Markets Debt Fund transferred to it will be the same as the Emerging Markets Debt Fund's basis therefor immediately before the Reorganization, and the Developing Markets Fund's holding period for those assets will include the Emerging Markets Debt Fund's holding period therefor.

         (v) An Emerging Markets Debt Fund Shareholder will recognize no gain or loss on the receipt of Developing Markets Fund Shares in constructive exchange for all its Emerging Markets Debt Fund Shares pursuant to the Reorganization.

         (vi) An Emerging Markets Debt Fund Shareholder's aggregate basis for the Developing Markets Fund Shares received thereby in the Reorganization will be the same as the aggregate basis for its Emerging Markets Debt Fund Shares to be constructively surrendered in exchange therefor, and its holding period for those Developing Markets Fund Shares will include its holding period for those Emerging Markets Debt Fund Shares, provided the Emerging Markets Debt Fund Shareholder held the Emerging Markets Debt Fund Shares as capital assets at the Effective Time.

         The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Utilization by Developing Markets Fund after the Reorganization of pre-Reorganization capital losses realized by Emerging Markets Debt Fund could be subject to limitation in future years under the Code.

         Shareholders of Emerging Markets Debt Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.


                            ORGANIZATION OF THE FUNDS

         The Trust is an open-end management investment company organized as a Delaware business trust. Emerging Markets Debt Fund commenced operations on October 22, 1992, as a series of G.T. Investment Funds, Inc. (the "Company"), the Trust's predecessor entity. Developing Markets Fund commenced operations on November 1, 1997 as a series of the Company, as the successor (in a reorganization) to G.T. Global Developing Markets, Inc., a closed-end investment company that commenced operations on January 11, 1994. On September 4, 1998, the Trust acquired the assets and assumed the liabilities of the Company. The operations of the Trust, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.


   OWNERSHIP OF EMERGING MARKETS DEBT FUND AND DEVELOPING MARKETS FUND SHARES

         Listed below is the name, address and percent ownership of each person who as of April 3, 2000, to the knowledge of the Trust, owned beneficially five percent or more of any class of the outstanding shares of Emerging Markets Debt Fund and Developing Markets Fund, respectively:

         [Management does not know of any person who beneficially owns 5% or more of Emerging Markets Debt Fund Shares or Developing Markets Fund.]

                           EMERGING MARKETS DEBT FUND

                                                                                       PERCENT BENEFICIAL
NAME AND ADDRESS               CLASS OF SHARES          NUMBER OF SHARES OWNED              OWNERSHIP
---------------                ---------------          ------------------------       ------------------


                            DEVELOPING MARKETS FUND

                                                                                       PERCENT BENEFICIAL
NAME AND ADDRESS               CLASS OF SHARES          NUMBER OF SHARES OWNED              OWNERSHIP
---------------                ---------------          ------------------------       ------------------




         To the best of the knowledge of the Trust, the beneficial ownership of shares of Emerging Markets Debt Fund or of Developing Markets Fund by officers or trustees of the Trust as a group constituted less than one percent of the outstanding shares of each Fund as of _______ _, 2000.


                                 CAPITALIZATION

         The following table shows the capitalization of each Fund as of October 31, 1999, and on a pro forma combined basis (unaudited) as of that date, giving effect to the Reorganization.


                          EMERGING MARKETS DEBT FUND:      DEVELOPING MARKETS FUND:           PRO FORMA CLASS A
                                    CLASS A                         CLASS A                       COMBINED

Net Assets                       $ 54,330,409                   $ 157,197,964                  $ 211,528,373
Shares Outstanding                  6,543,402                      15,944,507                     21,452,645
Net Asset Value Per              $       8.30                   $        9.86                  $        9.86
Share


                          EMERGING MARKETS DEBT FUND:      DEVELOPING MARKETS FUND:           PRO FORMA CLASS B
                                    CLASS B                        CLASS B                        COMBINED

Net Assets                       $ 97,393,834                   $ 49,723,202                   $ 147,117,036
Shares Outstanding                 11,728,667                      5,079,702                      15,023,311
Net Asset Value Per              $       8.30                   $       9.79                   $        9.79
Share


                          EMERGING MARKETS DEBT FUND:      DEVELOPING MARKETS FUND:           PRO FORMA CLASS C
                                    CLASS C                        CLASS C                        COMBINED

Net Assets                         $ 208,357                       $ 411,826                      $ 620,183
Shares Outstanding                    25,096                          42,079                         63,355
Net Asset Value                    $    8.30                       $    9.79                      $    9.79
Per Share


                                  LEGAL MATTERS

         Certain legal matters concerning the Trust and its participation in the Reorganization, the issuance of shares of Developing Markets Fund in connection with the Reorganization, and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to the Trust.


          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statements of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which the Trust has filed with the Securities and Exchange Commission ("SEC") pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for the Trust's registration statement containing the Prospectus and Statement of Additional Information relating to Emerging Markets Debt Fund is Registration No. 33-19338. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the Trust's registration statement containing the Prospectus and Statement of Additional Information relating to Developing Markets Fund is Registration No. 33-19338. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

         The Trust is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements, and other information filed by the Trust (including the Registration Statement of the Trust relating to the Developing Markets Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, NY 10048; and 500 West Madison Street, l4th Floor, Chicago, IL 6066l. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at the prescribed rates. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding the Trust and other registrants that file electronically with the SEC.


     ADDITIONAL INFORMATION ABOUT EMERGING MARKETS DEBT FUND AND DEVELOPING
                                  MARKETS FUND

         For more information with respect to the Trust and Developing Markets Debt Fund concerning the following topics, please refer to the Developing Markets Fund Prospectus attached as Appendix II to this Proxy Statement/Prospectus, as indicated: (i) see "Investment Objectives and Strategies" and "Fund Management" for further information regarding the Trust and Developing Markets Fund; (ii) see discussion in "Investment Objectives and Strategies, "Fund Management," and "Other Information" for further information regarding management of Developing Markets Fund; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of Developing Markets Fund; (iv) see "Fund Management," "Shareholder Information" for further information regarding the purchase, redemption, and repurchase of shares of Developing Markets Fund.

         For more information with respect to the Trust and Emerging Markets Debt Fund concerning the following topics, please refer to the Emerging Markets Debt Fund Prospectus as indicated: (i) see "Investment Objectives and Strategies" and "Fund Management" for further information regarding the Trust and Emerging Markets Debt Fund; (ii) see discussion in "Investment Objectives and Strategies," "Fund Management," and "Other Information" for further information regarding management of Emerging Markets Debt Fund; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of Emerging Markets Debt Fund; (iv) see "Fund Management," "Other Information" and "Shareholder Information" for further iknformation regarding the purchase, redemption, and repurchase of shares of Emerging Markets Debt Fund.


                                     EXPERTS

         The audited financial statements of the Funds incorporated by reference herein and in their respective Statements of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Funds' respective Annual Reports to Shareholders for the fiscal year ended October 31, 1999. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on its reports given on its authority as experts in auditing and accounting.

                                                                      APPENDIX I




                             PLAN OF REORGANIZATION

                                 AND TERMINATION

                                     between

                         AIM EMERGING MARKETS DEBT FUND

                                       and

                           AIM DEVELOPING MARKETS FUND

                               each a portfolio of

                              AIM INVESTMENT FUNDS



                                 March 22, 2000

                                TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
ARTICLE 1  DEFINITIONS................................................................................I-1
         Section 1.1 Definitions......................................................................I-1

ARTICLE 2 THE REORGANIZATION..........................................................................I-4
         Section 2.1 Transfer of Assets, Issuance of Shares, and Assumption of Liabilities............I-4
         Section 2.2 Computation of Net Asset Value...................................................I-4
         Section 2.3 Redemption Requests..............................................................I-4
         Section 2.4 Delivery of Assets...............................................................I-5
         Section 2.5 Dissolution......................................................................I-5
         Section 2.6 Distribution of Acquiring Fund's Shares..........................................I-5
         Section 2.7 Identification of Assets.........................................................I-5
         Section 2.8 Discharge of Liabilities.........................................................I-6
         Section 2.9 Transfer Taxes...................................................................I-6

ARTICLE 3 CONDITIONS PRECEDENT TO ACQUIRING FUND'S OBLIGATIONS........................................I-6
         Section 3.1 Acquired Fund's Shares; Liabilities; Business Operations.........................I-6
         Section 3.2 Court Jurisdiction...............................................................I-6
         Section 3.3 Concentration of Assets..........................................................I-6
         Section 3.4 Assets...........................................................................I-7
         Section 3.5 RIC Status.......................................................................I-7
         Section 3.6 Dividend(s)......................................................................I-7
         Section 3.7 No Distribution..................................................................I-7
         Section 3.8 Liabilities......................................................................I-7
         Section 3.9 Shareholder Expenses.............................................................I-7
         Section 3.10 Closing Certificate.............................................................I-7
         Section 3.11 Voting Requirements.............................................................I-7
         Section 3.12 No Compensation to Certain Shareholders.........................................I-7
         Section 3.13 Liquidation of Portfolio Interest...............................................I-8

ARTICLE 4 CONDITIONS PRECEDENT TO ACQUIRED FUND'S OBLIGATIONS.........................................I-8
         Section 4.1 Registration of Acquiring Fund's Shares..........................................I-8
         Section 4.2 Court Jurisdiction...............................................................I-8
         Section 4.3 RIC Status.......................................................................I-8
         Section 4.4 Ownership of Acquired Fund's Shares..............................................I-8
         Section 4.5 Reacquisition of Acquiring Fund's Shares.........................................I-9
         Section 4.6 Disposition of Assets............................................................I-9
         Section 4.7 Continuation of Acquired Fund's Business.........................................I-9
         Section 4.8 Consideration....................................................................I-9
         Section 4.9 Closing Certificate..............................................................I-9
         Section 4.10 Post-Reorganization Transactions................................................I-9
         Section 4.11 Concentration of Assets.........................................................I-9

ARTICLE 5 CONDITIONS PRECEDENT TO BOTH FUNDS' OBLIGATIONS.............................................I-9
         Section 5.1 Shareholder Vote................................................................I-10
         Section 5.2 Transfer of Assets..............................................................I-10
         Section 5.3 Intercompany Indebtedness.......................................................I-10
         Section 5.4 Value of Shares.................................................................I-10
         Section 5.5 Value of Assets.................................................................I-10
         Section 5.6 Tax Opinion.....................................................................I-10
         Section 5.7 Expenses........................................................................I-11
         Section 5.8 Trust Authority.................................................................I-11
         Section 5.9 No Control of Acquiring Fund....................................................I-11

ARTICLE 6 MISCELLANEOUS..............................................................................I-11
         Section 6.1 Termination.....................................................................I-11
         Section 6.2 Governing Law...................................................................I-12
         Section 6.3 Obligations of AIF and Others...................................................I-12

                     PLAN OF REORGANIZATION AND TERMINATION

         This PLAN OF REORGANIZATION AND TERMINATION, effective as of March 22, 2000 ("Plan"), is adopted by AIM Investment Funds, a Delaware business trust ("AIF"), acting on behalf of AIM Emerging Markets Debt Fund (the "Acquired Fund") and AIM Developing Markets Fund (the "Acquiring Fund"), each a separate segregated portfolio of assets ("series") of AIF.

                                   WITNESSETH

         WHEREAS, AIF is an investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act that offers separate series of its shares representing interests in its investment portfolios, the Acquired Fund and the Acquiring Fund, for sale to the public; and

         WHEREAS, A I M Advisors, Inc. provides investment advisory services to both Funds; and

         WHEREAS, the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest; and

         WHEREAS, the Acquired Fund desires to provide for its reorganization through the transfer of all of its assets to the Acquiring Fund in exchange solely for the assumption by the Acquiring Fund of all of its liabilities and the issuance by AIF of shares of the Acquiring Fund in the manner set forth in this Plan; and

         WHEREAS, this Plan is intended to be, and is adopted by AIF as, a "plan of reorganization" within the meaning of Section 1.368-2(g) of the Regulations.

         NOW, THEREFORE, AIF hereby adopts this Plan.


                                    ARTICLE 1
                                   DEFINITIONS

         Section 1.1 Definitions. For all purposes of this Plan (including the foregoing recitals), the terms defined in the introductory paragraph shall apply and the following terms shall have the respective meanings set forth in this
Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

         "Acquired Fund's Class A Shares" means Class A shares of beneficial interest in the Acquired Fund issued by AIF.

         "Acquired Fund's Class B Shares" means Class B shares of beneficial interest in the Acquired Fund issued by AIF.

         "Acquired Fund's Class C Shares" means Class C shares of beneficial interest in the Acquired Fund issued by AIF.

         "Acquired Fund's Net Value" means the total value of the Assets less the amount of the Liabilities.

         "Acquired Fund's Shareholders" means the holders of record as of the Effective Time of all the Acquired Fund's Shares.

         "Acquired Fund's Shareholders Meeting" means a meeting of the shareholders of the Acquired Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of AIF to consider and vote upon the approval of this Plan and the transactions contemplated by this Plan.

         "Acquired Fund's Shares" means the Acquired Fund's Class A Shares, Class B Shares, and Class C Shares.

          "Acquiring Fund's Class A Shares" means Class A shares of beneficial interest in the Acquiring Fund issued by AIF.

         "Acquiring Fund's Class B Shares" means Class B shares of beneficial interest in the Acquiring Fund issued by AIF.

         "Acquiring Fund's Class C Shares" means Class C shares of beneficial interest in the Acquiring Fund issued by AIF.

         "Acquiring Fund's Shares" means the Acquiring Fund's Class A Shares, Class B Shares, and Class C Shares issued pursuant to Sections 2.1 and 2.6 of this Plan.

         "AIF Registration Statement" means the registration statement on Form N-1A of AIF, as amended, Registration No. 811-05426.

         "AIF N-14 Registration Statement" means the registration statement on Form N-14 of AIF as in effect on the Closing Date.

         "Assets" means all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Acquired Fund's books, and other property owned by the Acquired Fund at the Valuation Time.

         "Business Day" means a day on which the NYSE is open for trading.

         "Closing" means the transfer of the Assets to the Acquiring Fund, the assumption of all the Liabilities and the issuance of the Acquiring Fund's Shares as described in Section 2.1 of this Plan.

         "Closing Date" means June 19, 2000, or such other date AIF may determine.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of each Fund.

         "Effective Time" means 8:00 a.m. Eastern time on the Closing Date.

         "Fund" means the Acquired Fund or the Acquiring Fund.

         "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

         "Liabilities" means all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Plan.

         "Lien" means any pledge, lien, security interest, charge, claim, or encumbrance of any kind.

         "NYSE" means the New York Stock Exchange.

         "Open-End Investment Company" means an open-end management investment company operating under the Investment Company Act.

         "Person" means an individual or a corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or other entity.

         "Portfolio" means Emerging Markets Debt Portfolio, a Delaware business trust.

         "Regulations" means the regulations under the Code.

         "Reorganization" means the acquisition of the Assets by the Acquiring Fund in exchange solely for the assumption by the Acquiring Fund of all of the Liabilities and the issuance by AIF of the Acquiring Fund's Shares to the Acquired Fund, the distribution of such shares to Acquired Fund's Shareholders as described in this Plan, and the termination of the Acquired Fund as a designated series of shares of AIF.

         "Required Shareholder Vote" shall have the meaning set forth in Section
3.11 of this Plan.

         "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

         "Valuation Time" means the close of the customary trading session of the NYSE, or such other time as AIF may determine, on the Business Day immediately preceding the Closing Date, or such other date AIF may determine.

                                    ARTICLE 2
                               THE REORGANIZATION

         Section 2.1 Transfer of Assets, Issuance of Shares, and Assumption of Liabilities. At the Effective Time, the Acquired Fund shall assign, sell, convey, transfer, and deliver all of its Assets to the Custodian for the account of the Acquiring Fund. In exchange therefor, the Acquiring Fund shall

                  (a) issue and deliver to the Acquired Fund the number of full and fractional (to the third decimal place) (i) Class A Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Class A Acquired Fund's Shares by the net asset value per Class A Acquiring Fund's Share, (ii) Class B Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Class B Acquired Fund's Shares by the net asset value per Class B Acquiring Fund's Share, and (iii) Class C Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Class C Acquired Fund's Shares by the net asset value per Class C Acquiring Fund's Share, and

                  (b) assume all of the Liabilities.

Such transactions shall all take place at the Closing.

         Section 2.2 Computation of Net Asset Value. (a) The net asset value per share of each class of the Acquiring Fund's Shares and the Acquired Fund's Net Value shall, in each case, be determined as of the Valuation Time.

         (b) The net asset value per share of each class of the Acquiring Fund's Shares shall be computed in accordance with the policies and procedures of the Acquiring Fund as described in the AIF Registration Statement.

         (c) The Acquired Fund's Net Value shall be computed in accordance with the policies and procedures of the Acquired Fund as described in the AIF Registration Statement.

         (d) All computations of value pursuant to this Section 2.2 shall be made by or under the direction of A I M Advisors, Inc.

         (e) If, immediately before the Valuation Time, (i) the NYSE is closed to trading or trading thereon is restricted or (ii) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Acquired Fund's Net Value and the net asset value per share of the Acquiring Fund's Shares is impracticable, the Closing Date shall be postponed until the first Business Day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

         Section 2.3 Redemption Requests. The share transfer books of the Acquired Fund will be permanently closed as of the Valuation Time, and only requests for the redemption of the Acquired Fund's Shares received in proper form prior to the Valuation Time shall be accepted by the Acquired Fund. Redemption requests thereafter received by the Acquired Fund shall be deemed to be redemption requests for the applicable class of the Acquiring Fund's Shares (assuming that the transactions contemplated by this Plan have been consummated) to be distributed to the Acquired Fund's Shareholders under this Plan.

         Section 2.4 Delivery of Assets. (a) AIF shall instruct the Custodian, no later than three Business Days preceding the Closing Date, to deliver the Assets to the Acquiring Fund at the Effective Time, by transferring ownership of the Assets from the Acquired Fund's account with the Custodian to the Acquiring Fund's account therewith. The Custodian shall deliver at the Closing a certificate of an authorized officer thereof stating that such delivery of the Assets will be effectuated in accordance with such instructions.

         (b) If delivery cannot be made in the manner contemplated by Section 2.4(a) of securities held by the Acquired Fund that were purchased thereby but not yet delivered to it or its broker or brokers by the Effective Time, then such undelivered securities shall be credited to the Acquiring Fund's account with the Custodian on such delivery.

         Section 2.5 Dissolution. As soon as reasonably practicable after the Closing Date, but no later than six months thereafter, the Acquired Fund's status as a designated series of shares of AIF shall be terminated.

         Section 2.6 Distribution of Acquiring Fund's Shares. At the Effective Time, each Acquired Fund's Shareholder (a) holding Acquired Fund's Class A Shares shall receive that number of full and fractional Acquiring Fund's Class A Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class A Shares held by such Acquired Fund's Shareholder at the Effective Time, (b) holding Acquired Fund's Class B Shares shall receive that number of full and fractional Acquiring Fund's Class B Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class B Shares held by such Acquired Fund's Shareholder at the Effective Time, and (c) holding Acquired Fund's Class C Shares shall receive that number of full and fractional Acquiring Fund's Class C Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class C Shares held by such Acquired Fund's Shareholder at the Effective Time. (In each case, fractional shares shall be calculated to the third decimal place.) All Acquired Fund's Shares shall thereupon be canceled on the books of AIF. AIF shall provide instructions to the Funds' transfer agent with respect to the Acquiring Fund's Shares to be issued to each Acquired Fund's Shareholder. AIF shall record on its books the ownership of each class of Acquiring Fund's Shares by Acquired Fund's Shareholders and shall forward a confirmation of such ownership to each of them.

         Section 2.7 Identification of Assets. AIF's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer thereof verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, as reflected on the Acquiring Fund's books immediately following the Closing does or will conform to such information on the Acquired Fund's books immediately before the Closing.

         Section 2.8 Discharge of Liabilities. The Acquired Fund shall use its reasonable best efforts to discharge all of its known Liabilities, so far as may be possible, prior to the Closing Date

         Section 2.9 Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund's Shares in a name other than that of the registered holder on the Acquired Fund's books of the Acquired Fund's Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund's Shares are to be issued, as a condition of such transfer.


                                    ARTICLE 3
              CONDITIONS PRECEDENT TO ACQUIRING FUND'S OBLIGATIONS

         The Acquiring Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

         Section 3.1 Acquired Fund's Shares; Liabilities; Business Operations.
(a) AIF's management is unaware of any plan or intention of Acquired Fund's Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund's Shares before the Reorganization to any person related (within the meaning of Section 1.368-1(e)(3) of the Regulations) to either Fund or (b) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to the Acquiring Fund.

         (b) At the time of the Reorganization, the Acquired Fund shall not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire Acquired Fund's Shares, except for the right of investors to acquire Acquired Fund's Shares at net asset value in the ordinary course of its business as a series of an Open-End Investment Company.

         (c) From the date it commenced operations and ending on the Closing Date, the Acquired Fund will have conducted its "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner. In anticipation of the Reorganization, the Acquired Fund will not dispose of Assets that, in the aggregate, will result in less than 50% of its "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the Regulations) being transferred to the Acquiring Fund.

         Section 3.2 Court Jurisdiction. The Acquired Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         Section 3.3 Concentration of Assets. Not more than 25% of the value of the total Assets (excluding cash, cash equivalents, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such Assets is invested in the stock and securities of five or fewer issuers.

         Section 3.4 Assets. The Acquired Fund has, and upon delivery of the Assets the Acquiring Fund will receive, good and marketable title to all Assets, free and clear of all Liens.

         Section 3.5 RIC Status. The Acquired Fund is a "fund" as defined in
Section 851(g)(2) of the Code; it has elected to be a regulated investment company under Subchapter M of the Code ("RIC") and has qualified for treatment as such for each taxable year since inception that has ended prior to the Closing date; it will continue to satisfy the requirements to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date; it shall invest the Assets at all times through the Effective Time in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

         Section 3.6 Dividend(s). On or before the Closing Date, AIF will declare and pay to the Acquired Fund's shareholders a dividend or dividends that, together with all previous such dividends, will have the effect of distributing (a) all of the Acquired Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 1999, and for the short taxable year beginning on November 1, 1999, and ending on the Closing Date and (b) all of the Acquired Fund's net capital gain recognized in such taxable years (after reduction for any capital loss carryover).

         Section 3.7 No Distribution. The Acquiring Fund's Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Plan.

         Section 3.8 Liabilities. The Liabilities were incurred by the Acquired Fund in the ordinary course of business and are associated with the Assets.

         Section 3.9 Shareholder Expenses. The Acquired Fund's Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

         Section 3.10 Closing Certificate. An officer of AIF, in such person's capacity as such officer and not as an individual, will prepare and deliver at the Closing, on behalf of the Acquired Fund, a certificate, dated as of the Closing Date, to the effect that the Acquired Fund has satisfied all conditions specified in this Plan.

         Section 3.11 Voting Requirements. The vote of a majority of the Acquired Fund's Shares cast at a meeting at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in the Acquired Fund necessary to approve this Plan and the transactions contemplated by this Plan.

         Section 3.12 No Compensation to Certain Shareholders. None of the compensation received by any Acquired Fund's Shareholder who is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund's Shares held by such shareholder; none of the Acquiring Fund's Shares received by any such shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         Section 3.13 Liquidation of Portfolio Interest. At the time of adoption of this Plan, the Acquired Fund owns virtually the entire beneficial interest in the Portfolio, which is classified as a partnership, and is not a "publicly traded partnership" (as defined in Section 7704(b) of the Code), for federal tax purposes. Shortly before the Reorganization, the Acquiring Fund will liquidate such interest and will receive from the Portfolio a distribution in kind of the assets represented thereby.


                                    ARTICLE 4
               CONDITIONS PRECEDENT TO ACQUIRED FUND'S OBLIGATIONS

         The Acquired Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

         Section 4.1 Registration of Acquiring Fund's Shares. (a) The Acquiring Fund's Shares to be issued to the Acquired Fund pursuant to Section 2.1 and distributed to the Acquired Fund's Shareholders pursuant to Section 2.6 shall, on the Closing Date, be duly registered under the Securities Act by the AIF N-14 Registration Statement.

         (b) The Acquiring Fund's Shares to be so issued and distributed are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the AIF N-14 Registration Statement. At the Effective Time, the Acquiring Fund shall not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire shares of beneficial interest in the Acquiring Fund, except for the right of investors to acquire such shares at net asset value in the normal course of its business as a series of an Open-End Investment Company.

         Section 4.2 Court Jurisdiction. The Acquiring Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         Section 4.3 RIC Status. The Acquiring Fund is a "fund" as defined in
Section 851(g)(2) of the Code; it has elected to be a RIC and has qualified for treatment as such for each taxable year since inception that has ended prior to the Closing Date; it will continue to satisfy the requirements to maintain such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

         Section 4.4 Ownership of Acquired Fund's Shares. The Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it at any time during the past five years directly or indirectly owned, any shares of the Acquired Fund.

         Section 4.5 Reacquisition of Acquiring Fund's Shares. AIF has no plan or intention to issue additional Acquiring Fund's Shares following the Reorganization except for shares issued in the ordinary course of Acquiring Fund's business as a series of an Open-End Investment Company; nor does AIF have any plan or intention to redeem or otherwise reacquire any Acquiring Fund's Shares issued pursuant to the Reorganization, except to the extent the Acquiring Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business.

         Section 4.6 Disposition of Assets. The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, other than in the ordinary course of its business and to the extent necessary to maintain its status as a RIC.

         Section 4.7 Continuation of Acquired Fund's Business. Following the Reorganization, the Acquiring Fund will continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) of the Acquired Fund and use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the Regulations) in a business.

         Section 4.8 Consideration. No consideration other than the Acquiring Fund's Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in connection with the Reorganization.

         Section 4.9 Closing Certificate. An officer of AIF, in such person's capacity as such officer and not as an individual, will prepare and deliver at the Closing, on behalf of the Acquiring Fund, a certificate, dated as of the Closing Date, to the effect that the Acquiring Fund has satisfied all conditions specified in this Plan.

         Section 4.10 Post-Reorganization Transactions. There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization.

         Section 4.11 Concentration of Assets. Immediately after the Reorganization, (a) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.


                                    ARTICLE 5
                 CONDITIONS PRECEDENT TO BOTH FUNDS' OBLIGATIONS

         Each Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

         Section 5.1 Shareholder Vote. This Plan, the Reorganization, and related matters shall have been approved and adopted at the Acquired Fund's Shareholders Meeting by the shareholders of the Acquired Fund on the record date therefor by the Required Shareholder Vote.

         Section 5.2 Transfer of Assets. Pursuant to the Reorganization, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Reorganization. For these purposes, any assets used by the Acquired Fund to pay the expenses it incurs in connection with the Plan and the Reorganization and to effect all shareholder redemptions and distributions -- except (a) redemptions pursuant to the Investment Company Act not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code -- after the date of this Plan will be included as assets held by the Acquired Fund immediately before the Reorganization.

         Section 5.3 Intercompany Indebtedness. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

         Section 5.4 Value of Shares. The fair market value of the Acquiring Fund's Shares to be received by each Acquired Fund's Shareholder will be approximately equal to the fair market value of its Acquired Fund's Shares constructively surrendered in exchange therefor.

         Section 5.5 Value of Assets. The fair market value of the Assets on a going concern basis will equal or exceed the sum of the Liabilities to be assumed by the Acquiring Fund plus the Liabilities to which the Assets are subject.

         Section 5.6 Tax Opinion. AIF shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), addressed to and in form and substance satisfactory to AIF, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may (i) assume satisfaction of all the conditions set forth in Articles 3 through 5 (other than in this Section 5.6) and treat them as representations by AIF to Counsel and
(ii) as to any factual matters, rely exclusively and without independent verification on such representations and any other representations made to Counsel by responsible officers of AIF. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

                  (a) The Acquiring Fund's acquisition of the Assets in exchange solely for the Acquiring Fund's Shares and the Acquiring Fund's assumption of the Liabilities, followed by the Acquired Fund's distribution of those shares pro rata to the Acquired Fund's Shareholders constructively in exchange for their Acquired Fund's Shares, will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund's Shares and the Acquiring

         Fund's assumption of the Liabilities or on the distribution of those shares to the Acquired Fund's Shareholders;

                  (c) The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund's Shares and its assumption of the Liabilities;

                  (d) The Acquiring Fund's basis for the Assets will be the same as the Acquired Fund's basis therefor immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor;

                  (e) An Acquired Fund's Shareholder will recognize no gain or loss on the receipt of Acquiring Fund's Shares in constructive exchange for all its Acquired Fund's Shares pursuant to the Reorganization; and

                  (f) An Acquired Fund's Shareholder's aggregate basis for the Acquiring Fund's Shares received thereby in the Reorganization will be the same as the aggregate basis for its Acquired Fund's Shares to be constructively surrendered in exchange therefor, and its holding period for those Acquiring Fund's Shares will include its holding period for those Acquired Fund's Shares, provided the Acquired Fund's Shareholder held the Acquired Fund's Shares as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund's Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Section 5.7 Expenses. Each Fund shall bear the expenses incurred by it or on its behalf in connection with this Plan and the Reorganization and other transactions contemplated hereby.

         Section 5.8 Trust Authority. AIF is duly organized, validly existing, and in good standing under the Delaware Business Trust Act (Del. Code Ann. title 12, Section 3801 et seq. (1977)), with all requisite trust power and authority to adopt this Plan and perform its obligations thereunder.

         Section 5.9 No Control of Acquiring Fund. Immediately after the Reorganization, the Acquired Fund's Shareholders will not own shares constituting "control" (within the meaning of Section 304(c) of the Code) of the Acquiring Fund.


                                    ARTICLE 6
                                  MISCELLANEOUS

         Section 6.1 Termination. AIF's trustees may terminate this Plan and abandon the Reorganization at any time prior to the Closing Date if circumstances develop that, in their judgment, make proceeding with the Reorganization inadvisable for either Fund.

         Section 6.2 Governing Law. This Plan shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         Section 6.3 Obligations of AIF and Others. AIF has adopted this Plan on behalf of each Fund, and any amounts payable by AIF under or in connection with this Plan shall be payable solely from the revenues and assets of the respective Funds. No officer, trustee, or shareholder of AIF shall be personally liable for the liabilities or obligations of AIF incurred hereunder.

                                                                     Appendix II

      AIM DEVELOPING
      MARKETS FUND
-------------------------------------------------------------------------------

      AIM Developing Markets Fund primarily seeks to provide long-term growth of capital with a secondary objective of income, to the extent consistent with seeking growth of capital.

      PROSPECTUS                                  AIM --Registered Trademark--
      FEBRUARY 28, 2000
                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.
                                     An investment in the fund:
                                      - is not FDIC insured;
                                      - may lose value; and
                                      - is not guaranteed by a bank.

[AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is long-term growth of capital and its secondary investment objective is income, to the extent consistent with seeking growth of capital.

  The fund seeks to meet these objectives by investing substantially all of its assets in issuers in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund will invest a majority of its assets in equity securities, and may also invest in debt securities, of developing countries. The fund considers issuers in "developing countries" to be those (1) organized under the laws of a developing country or have a principal office in a developing country; (2) that derive 50% or more, alone or on a consolidated basis, of their total revenues from business in developing countries; or (3) whose securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. The fund will normally invest in issuers in at least four countries, but it will invest no more than 25% of its assets in issuers in any one country. The fund also may hold no more than 40% of its assets in any one foreign currency and securities denominated in or indexed to such currency. The fund may invest in debt securities when economic and other factors appear to favor such investments. The fund may also invest up to 100% of its assets in lower-quality debt securities, i.e., "junk bonds."

  The fund may invest up to 50% of its total assets in the following types of developing market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (sovereign debt), and "Brady Bonds"; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of sovereign debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. There is no requirement with respect to the maturity or duration of debt securities in which the fund may invest.

  The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objectives.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a bond's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

  These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                Annual
Year Ended                                                      Total
December 31                                                     Returns
-----------                                                     -------
1995 ..........................................................  -0.95%
1996 ..........................................................  23.59%
1997 ..........................................................  -8.49%
1998 .......................................................... -35.32%
1999 ..........................................................  61.50%

  During the periods shown in the bar chart, the highest quarterly return was 30.56% (quarter ended December 31, 1999) and the lowest quarterly return was -27.81% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------
(for the periods ended                                          SINCE       INCEPTION
December 31, 1999)                        1 YEAR    5 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------------
Class A                                    53.89%     2.20%       (0.72)%     1/11/94
Class B                                    55.57        --        (1.31)      11/3/97
Class C                                       --        --           --      03/01/99
MSCI Emerging Markets Free Index(1)        66.41      2.00         0.38(2)   12/31/93(2)
--------------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International Emerging Markets Free Index measures the performance of securities listed on the exchanges of 26 countries. The index excludes shares that are not readily purchased by non-local investors.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                CLASS A   CLASS B   CLASS C
-----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                 4.75%      None     None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)    None(1)    5.00%    1.00%

Redemption Fee
(as a percentage of
amount redeemed,
if applicable)                  None(2)    None     None
-----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are
deducted from fund
assets)                         CLASS A   CLASS B   CLASS C
-----------------------------------------------------------
Management Fees                 0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees            0.36      1.00      1.00

Other Expenses
  Other                         1.03      0.99      0.99
  Interest                      0.01      0.01      0.01

Total Other Expenses            1.04      1.00      1.00

Total Annual Fund
Operating Expenses              2.38      2.98      2.98

Expense
  Reimbursement(2)              0.47      0.47      0.47

Net Expenses                    1.91      2.51      2.51
-----------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Shares received as a result of the reorganization of AIM Eastern Europe Fund into AIM Developing Markets Fund will be subject to a 2% redemption fee if they are redeemed or exchanged before September 10, 2000.

(3) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $705    $1,182    $1,685     $3,062
Class B    801     1,221     1,767      3,159
Class C    401       921     1,567      3,299
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $705    $1,182    $1,685     $3,062
Class B    301       921     1,567      3,159
Class C    301       921     1,567      3,299
----------------------------------------------

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.51% of average daily net assets.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- William Barron, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

- John Cleary, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1997 to 1998, he was Manager of a global markets fixed income fund for West Merchant Bank Ltd. From 1993 to 1996, he was a portfolio manager for Fischer Francis Trees and Watts. Mr. Cleary completed the investment management program at the London Business School in 1996.

- Christine Rowley, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1991.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Developing Markets Fund are subject to the maximum of 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions will consist primarily of income.

DIVIDENDS
The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS
The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                   CLASS A(a)
                                                  -----------------------------------------------------------------------------
                                                     YEAR          YEAR       TEN MONTHS                          JANUARY 11,
                                                     ENDED         ENDED         ENDED          YEAR ENDED             TO
                                                  OCTOBER 31,   OCTOBER 31,   OCTOBER 31,      DECEMBER 31,       DECEMBER 31,
                                                    1999(a)       1998(a)       1997(b)       1996       1995         1994
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   7.53       $ 12.56      $  13.84     $  11.60   $  12.44     $  15.00
Income from investment operations:
  Net investment income                                0.06          0.39(c)(d)    0.25         0.53       0.72         0.35
  Net realized and unrealized gain (loss) on
    investments                                        2.36         (5.10)        (1.53)        2.19      (0.84)       (2.46)
    Net increase (decrease) from investment
      operations                                       2.42         (4.71)        (1.28)        2.72      (0.12)       (2.11)
  Redemption fees retained                             0.03          0.28         --           --         --           --
Distributions to shareholders:
  From net investment income                          (0.12)        (0.60)        --           (0.48)     (0.72)       (0.35)
  From net realized gain on investments               --            --            --           --         --           (0.10)
    Total distributions                               (0.12)        (0.60)        --           (0.48)     (0.72)       (0.45)
Net asset value, end of period                     $   9.86       $  7.53      $  12.56     $  13.84   $  11.60     $  12.44
Total return(e)                                       33.11%       (37.09)%       (9.25)%      23.59%     (0.95)%     (14.07)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                $157,198       $87,517      $457,379     $504,012   $422,348     $452,872
Ratio of net investment income to average net
  assets:
  With fee waivers                                     0.68%(f)      3.84%         2.03%(g)     4.07%      6.33%        2.75%(g)
  Without fee waivers                                  0.21%(f)      3.43%         1.95%(g)     4.04%      6.30%        2.75%(g)
Ratio of expenses to average net assets
  excluding interest expense:
  With fee waivers                                     1.90%(f)      1.73%         1.75%(g)     1.82%      1.77%        2.01%(g)
  Without fee waivers                                  2.37%(f)      2.14%         1.83%(g)     1.85%      1.80%        2.01%(g)
Ratio of interest expense to average net assets        0.01%         0.20%         N/A          N/A        N/A          N/A
Portfolio turnover rate                                 125%          111%          184%(g)      138%        75%          56%(g)
-------------------------------------------------------------------------------------------------------------------------------

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Prior to November 1, 1997 the Fund was known as G.T. Developing Markets Fund, Inc. All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
(c) Before reimbursement the net investment income per share would have been reduced by $0.04.
(d) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(e) Total return does not include sales charges and is not annualized for periods less than one year.
(f) Ratios are based on average net assets of $123,758,642.
(g) Annualized.
N/A Not applicable.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                  CLASS B
                                                              ------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                                                                     1999(a)                   1998(a)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  7.49                   $ 12.56
Income from investment operations:
  Net investment income                                                 0.01                      0.31(b)(c)
  Net realized and unrealized gain (loss) on investments                2.37                     (5.07)
    Net increase (decrease) from investment operations                  2.38                     (4.76)
Redemption fees retained                                                  --                      0.28
Distributions to shareholders:
  From net investment income                                           (0.08)                    (0.59)
Net asset value, end of period                                       $  9.79                   $  7.49
Total return (d)                                                       32.14%                   (39.76)%
--------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                  $49,723                   $   154
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                      0.08%(e)                  3.09%
  Without fee waivers                                                  (0.39)%(e)                 2.68%
Ratio of expenses to average net assets excluding interest
  expense:
  With fee waivers                                                      2.50%(e)                  2.48%
  Without fee waivers                                                   2.97%(e)                  2.89%
Ratio of interest expense to average net assets                         0.01%                     0.20%
Portfolio turnover rate                                                  125%                      111%
--------------------------------------------------------------------------------------------------------------

(a)These selected per share data were calculated based upon the average shares outstanding during the period.
(b)Before reimbursement the net investment income per share would have been reduced by $0.04.
(c)Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d)Total return does not include sales charges and is not annualized for periods less than one year.
(e)Ratios are based on average net assets of $35,727,260.

                                                                     CLASS C
                                                              ----------------------
                                                                  MARCH 1, 1999
                                                              TO OCTOBER 31, 1999(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  7.47
Income from investment operations:
  Net investment income (loss)                                            --
  Net realized and unrealized gain (loss) on investments                2.32
    Net increase (decrease) from investment operations                  2.32
Redemption fees retained                                                  --
Distributions to shareholders:
  From net investment income                                              --
Net asset value, end of period                                       $  9.79
Total return (b)                                                       31.06%
------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                  $   412
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                      0.08%(c)
  Without fee waivers                                                  (0.39)%(c)
Ratio of expenses to average net assets excluding interest
  expense:
  With fee waivers                                                      2.50%(c)
  Without fee waivers                                                   2.97%(c)
Ratio of interest expense to average net assets                         0.01%
Portfolio turnover rate                                                  125%
------------------------------------------------------------------------------------

(a)These selected per share data were calculated based upon the average shares outstanding during the period.
(b)Total return does not include sales charges and is not annualized for periods less than one year.
(c)Ratios are annualized and based on average net assets of $208,934.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited

MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--02/00                            A- 8

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds --Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Developing Markets Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   DVM-PRO-1   INVEST WITH DISCIPLINE
                                                        --REGISTERED TRADEMARK--

                                                                    APPENDIX III

                       ANNUAL REPORT / MANAGERS' OVERVIEW



FUND POSTS IMPRESSIVE RETURNS AS EMERGING
MARKETS REBOUND

EMERGING MARKETS RECORDED SOLID GAINS FOR THE FISCAL YEAR. HOW DID AIM DEVELOPING MARKETS FUND PERFORM?
The strong showing of emerging markets boosted the fund's performance for the fiscal year ended October 31, 1999. Excluding sales charges, total returns for Class A and B shares were 33.11% and 32.14%, respectively. Advisor Class shares posted gains of 33.62%.
    Class C shares began sales on March 1, 1999, and had a cumulative total return of 31.06%, excluding sales charges, through the end of the fiscal year.
    The fund had $207.7 million in total net assets at the close of the fiscal year, up from $87.7 million at the beginning of the 12-month reporting period. AIM Eastern Europe Fund was merged into AIM Developing Markets Fund on September 10, 1999, and AIM Emerging Markets Fund was merged into AIM Developing Markets Fund on February 12, 1999.

HOW DID EMERGING MARKETS FARE FOR THE FISCAL YEAR?
Overall, the performance of emerging markets was very strong. Investors shifted more of their assets into stocks in developing markets as global economic conditions improved. Markets in Asia led the way as the region recovered impressively from the severe economic crisis of 1997-1998.

o Asia's rebound was the product of strong economic growth, improving corporate earnings and rising consumer demand. Restructuring also helped to fuel Asia's comeback. Countries such as Malaysia, South Korea and Taiwan, which exerted the most effort to revamp their banking systems and stabilize their currencies, enjoyed excellent stock-market performance. Asian markets also benefited from lower inflation and declining interest rates.
o Latin American markets, led by Mexico and Brazil, also posted impressive gains for the fiscal year. Mexico benefited from falling interest rates, a stronger peso and a vibrant economy in the United States, its chief trading partner. After Brazil moved quickly to resolve its currency crisis in January, its stock markets soared. Investors gravitated to Brazilian stocks because of their attractive valuations and the earnings-growth potential of certain Brazilian companies.
o Other emerging markets that performed well included Greece, Israel, South Africa and Turkey. Rising gold prices have helped boost South African stocks while Israeli companies that transact much of their business in the United States benefited from the strong U.S. economy.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?
Between our last report on April 30, 1999, and the end of the fiscal year, we shifted the fund's geographic focus from Latin America to Asia. We increased the fund's exposure to such markets as Malaysia, South Korea and Taiwan while reducing its exposure to Brazil and Mexico.
    As far as sectors are concerned, the fund's focus remained on the stocks of financial, consumer-service and basic material companies. As of October 31, financial stocks comprised about 37% of the portfolio compared to 30% six months earlier. Mid-and large-cap stocks formed the majority of the fund's holdings.
    As of October 31, the fund had 134 holdings, 12 more than at the time of our last report.

WHAT MADE ASIAN MARKETS ATTRACTIVE?
Several Asian nations, including Taiwan, appeared poised to benefit from the improving global economy. Demand for semiconductors and computer components remained strong, a positive development for Taiwan. Analysts did not expect the severe earthquake that hit the country in September to have a dramatic impact on the country's exports or economic growth. We also liked Malaysia because its stocks were favorably priced and its currency appeared to be under-valued. We were more cautious about South Korea, despite the impressive gains of its stock market. The restructuring of several key conglomerates in South Korea needed to be completed for the country's economic recovery to remain on track, according to several analysts.

FUND PERFORMANCE IMPROVES

Total return, excluding sales charges

================================================================================
Class A Shares
--------------------------------------------------------------------------------
98/99    37.09%
97/98    -33.11%


Class B Shares
98/99    32.14%
97/98    -39.76%


Advisor Class Shares
98/99    33.62%
97/98    -42.63%

*Performance of Class B shares and Advisor Class Shares is from inception, 11/3/97-10/31/98

================================================================================

GROWTH OF NET ASSETS
in millions

                                10/31/98      $ 87.7
                                10/31/99      $207.3



          See important fund and index disclosures inside front cover.

                           AIM DEVELOPING MARKETS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

=========================================================================================================================
TOP 10 INDUSTRIES                                                     TOP 10 EQUITY HOLDINGS
-------------------------------------------------------------------------------------------------------------------------
  1. Telefonos de Mexico S.A. de C.V. "L" - ADR (Mexico)      2.31      1. Telephone                               10.46%
  2. PT Lippo Bank TBK (Indonesia)                            2.03      2. Investment Management                    8.26
  3. Pohang Iron & Steel Co. Ltd. ADR (South Korea)           1.98      3. Banks (Regional)                         5.86
  4. Hindustan Lever Ltd. (India)                             1.88      4. Banks (Major Regional)                   5.69
  5. Petroleo Brasileiro S.A.-Petrobras-Pfd (Brazil)          1.68      5. Electric Companies                       3.96
  6. Fomento Economico Mexicano, S.A. de C.V. - ADR (Mexico)  1.67      6. Banks (Money Center)                     3.83
  7. Telebras-ADR  (Brazil)                                   1.64      7. Iron & Steel                             3.18
  8. Telekom Malaysia Berhad (Malaysia)                       1.57      8. Electronics (Component Distributors)     2.79
  9. Matv Rt.-ADR (Hungary)                                   1.53      9. Automobiles                              2.40
 10. Mahindra & Mahindra Ltd. (India)                         1.50     10. Manufacturing (Diversified)              2.34
=========================================================================================================================

================================================================================
TOP 10 COUNTRIES
--------------------------------------------------------------------------------
  1. Taiwan         14.79%
  2. South Korea    12.31
  3. Mexico         10.51
  4. Brazil         10.14
  5. South Africa    8.98
  6. Malaysia        6.61
  7. India           6.21
  8. Israel          3.60
  9. Greece          3.32
 10. Turkey          3.27

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

WHERE WAS YOUR EMPHASIS IN LATIN AMERICA?
Our focus was on Brazil and Mexico, the two largest markets in the region. In Brazil, we anticipated a significant increase in corporate earnings as the nation's economy continued to recover. We expected economic growth in Mexico to remain healthy. We found other Latin American markets much less attractive because of conditions bordering on recession and a lack of liquidity.

WHAT MARKETS DID YOU LIKE IN EUROPE, AFRICA AND THE MIDDLE EAST?
We increased the fund's exposure to South Africa, where stock prices were relatively inexpensive. The country is a large exporter of commodities and it was expected to benefit from improving economic conditions worldwide. Despite their stellar performance, Greek stocks appeared to be overvalued, considering the tepid earnings growth of companies in that country.

WHAT WERE SOME OF THE STOCKS THAT YOU LIKED?

o Telefonos de Mexico (Telmex) is Mexico's top telephone-service provider. It is extending its business into Arizona, California and Texas, where it sells phones to U.S. customers to connect them with their families in Mexico.
o PT Lippo Bank has more than 350 branches in 110 cities in Indonesia. It offers a full range of services to more than 2.1 million individual and corporate customers.
o Pohang Iron & Steel (POSCO) of South Korea is the world's top steel producer. The company makes hot and cold rolled steel products.
o Hindustan Lever, India's largest company in terms of market capitalization, offers home and personal care products, foods and beverages.
o Fomento Economico Mexicano is one of the largest beverage producers in Latin America. The company also owns a convenience store chain and produces packaging materials.
o Petroleo Brasileiro (PETROBRAS), Brazil's largest industrial company, is involved in the exploration, production, refining, purchasing and transporting of oil and gas products.
o Telekom Malaysia provides telecommunications services to 4.2 million subscribers.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
As 2000 approaches, we remain cautiously optimistic about emerging markets. If global economic conditions continue to improve, we believe emerging markets will become increasingly attractive to investors. Many emerging-markets stocks are favorably priced in comparison to stocks in more developed markets. Moreover, the economic fundamentals in many emerging markets are on firmer ground than they were at the outset of the fiscal year. However, we expect emerging markets to remain volatile as they tend to be more sensitive to socioeconomic and political developments than more established markets.


          See important fund and index disclosures inside front cover.

                           AIM DEVELOPING MARKETS FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM DEVELOPING MARKETS FUND VS. BENCHMARK INDEX

1/11/94-10/31/99


In thousands
================================================================================
             AIM Developing
              Markets Fund,      MSCI Emerging
             Class A Shares    Markets Free Index
--------------------------------------------------------------------------------
1/94              9613              10182
10/94             9194              10631
10/95             7664               8565
10/96             9581               9121
10/97             9092               8347
10/98             5720               5761
10/99             7614               8331

Past performance cannot guarantee comparable future results.

================================================================================

ABOUT THIS CHART
The chart compares your fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 1/11/94- 10/31/99. (Please note that index performance is from 12/31/94-10/31/99). It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley Capital International
(MSCI) Emerging Markets Free Index. An index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES

Inception (1/11/94)             -4.59%

  5 years                       -4.63

  1 year                        26.71

CLASS B SHARES

Inception  (11/3/97)           -12.52%

  1 year                        27.14

CLASS C SHARES

Inception (3/1/99)              30.06%*

* Cumulative total return that has not been annualized.

ADVISOR CLASS SHARES*

Inception  (11/3/97)            -9.92%

  1 year                        33.62*

* Advisor Class Shares were closed to new investors on March 1, 1999.

Source: Lipper, Inc.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of Class B and C shares and Advisor Class shares will differ from that of Class A shares due to differing fees and expenses.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                           AIM DEVELOPING MARKETS FUND

                          AIM DEVELOPING MARKETS FUND
                         AIM EMERGING MARKETS DEBT FUND
                       PORTFOLIOS OF AIM INVESTMENT FUNDS

                          11 Greenway Plaza, Suite 100
                           Houston, Texas 77046-1173
                           Toll Free: (800) 347-4246

                      STATEMENT OF ADDITIONAL INFORMATION

(May 31, 2000 Special Meeting of Shareholders of AIM Emerging Markets Debt Fund)

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Combined Proxy Statement and Prospectus dated April __, 2000, of AIM Investment Funds (the "Trust") for use in connection with the Special Meeting of Shareholders of AIM Emerging Markets Debt Fund to be held on May 31, 2000. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Trust at the address shown above or by calling 1-800-347-4246.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

     A Statement of Additional Information for the Trust dated February 28, 2000, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

     The date of this Statement of Additional Information is April __, 2000.

                               TABLE OF CONTENTS

Appendix I    -- AIM Investment Funds Statement of Additional Information
Appendix II   -- Annual Report for AIM Emerging Markets Debt Fund
Appendix III  -- Pro Forma Financial Statements

                                                                      APPENDIX I

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION



                     CLASS A, CLASS B AND CLASS C SHARES OF
                           AIM DEVELOPING MARKETS FUND
                         AIM LATIN AMERICAN GROWTH FUND




                              (SERIES PORTFOLIOS OF
                              AIM INVESTMENT FUNDS)





                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919









        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
            IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
             ABOVE-NAMED FUNDS, A COPY OF WHICH MAY BE OBTAINED FREE
                 OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                             AIM DISTRIBUTORS, INC.,
                    P.O. BOX 4739, HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246






          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2000,
                  RELATING TO THE AIM DEVELOPING MARKETS FUND
                       PROSPECTUS DATED FEBRUARY 28, 2000,
    AND THE AIM LATIN AMERICAN GROWTH FUND PROSPECTUS DATED FEBRUARY 28, 2000

                                TABLE OF CONTENTS


                                                                                                               PAGE
INTRODUCTION......................................................................................................1


GENERAL INFORMATION ABOUT THE FUNDS...............................................................................1

         The Trust and Its Shares.................................................................................1

INVESTMENT STRATEGIES AND RISKS...................................................................................2

         Investment Objectives....................................................................................2
         Selection of Investments and Asset Allocation............................................................5
         Equity-Linked Derivatives................................................................................6
         Investments in Other Investment Companies................................................................6
         Privatizations...........................................................................................7
         When-Issued and Forward Commitment Securities............................................................7
         Depositary Receipts......................................................................................7
         Warrants or Rights.......................................................................................8
         Lending of Portfolio Securities..........................................................................8
         Commercial Bank Obligations..............................................................................9
         Repurchase Agreements....................................................................................9
         Borrowing and Reverse Repurchase Agreements..............................................................9
         Short Sales.............................................................................................10
         Temporary Defensive Strategies..........................................................................11
         Samurai and Yankee Bonds................................................................................12
         Debt Conversions........................................................................................12
         Debt Securities.........................................................................................12
         Premium Securities......................................................................................13
         Indexed Debt Securities.................................................................................13
         Structured Investments..................................................................................13
         Stripped Income Securities..............................................................................14
         Floating and Variable Rate Income Securities............................................................14
         Zero Coupon Securities..................................................................................14
         Indexed Commercial Paper................................................................................14
         Other Indexed Securities................................................................................15
         Swaps, Caps, Floors and Collars.........................................................................15
         Loan Participations and Assignments.....................................................................15

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................16

         Special Risks of Options, Futures and Currency Strategies...............................................16
         Writing Call Options....................................................................................18
         Writing Put Options.....................................................................................19
         Purchasing Put Options..................................................................................19
         Purchasing Call Options.................................................................................20
         Index Options...........................................................................................21
         Interest Rate, Currency and Stock Index Futures.........................................................22
         Options on Futures Contracts............................................................................24
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................25
         Forward Contracts.......................................................................................25
         Foreign Currency Strategies--Special Considerations.....................................................26
         Cover...................................................................................................27

RISK FACTORS.....................................................................................................27

         General.................................................................................................27


         Non-Diversified Classification..........................................................................28
         Illiquid Securities.....................................................................................28
         Debt Securities.........................................................................................29
         Loan Participations and Assignments.....................................................................30
         Foreign Securities......................................................................................31

INVESTMENT LIMITATIONS...........................................................................................39

         Developing Markets Fund.................................................................................39
         Latin American Fund.....................................................................................40

EXECUTION OF PORTFOLIO TRANSACTIONS..............................................................................42

         Portfolio Trading and Turnover..........................................................................44

MANAGEMENT.......................................................................................................44

         Trustees and Executive Officers.........................................................................44
         Investment Management and Administration Services.......................................................46

THE DISTRIBUTION PLANS...........................................................................................49

         The Class A and C Plan..................................................................................49
         The Class B Plan........................................................................................50
         Both Plans..............................................................................................50

THE DISTRIBUTOR..................................................................................................54

         Expenses of the Funds...................................................................................56

SALES CHARGES AND DEALER CONCESSIONS.............................................................................56


REDUCTIONS IN INITIAL SALES CHARGES..............................................................................59


CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS......................................................................62


HOW TO PURCHASE AND REDEEM SHARES................................................................................64

         Backup Withholding......................................................................................65

NET ASSET VALUE DETERMINATION....................................................................................66


DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................67

         Reinvestment of Dividends and Distributions.............................................................67
         Tax Matters.............................................................................................67
         General.................................................................................................68
         Exchange and Reinstatement Privileges and Wash Sales....................................................68
         Foreign Taxes...........................................................................................68
         Passive Foreign Investment Companies....................................................................69
         Non-U.S. Shareholders...................................................................................69
         Options, Futures and Foreign Currency Transactions......................................................70

SHAREHOLDER INFORMATION..........................................................................................70


MISCELLANEOUS INFORMATION........................................................................................73

         Charges for Certain Account Information.................................................................73
         Custodian and Transfer Agent............................................................................73
         Independent Accountants.................................................................................73
         Legal Matters...........................................................................................74
         Shareholder Liability...................................................................................74


         Control Persons and Principal Holders of Securities.....................................................74

INVESTMENT RESULTS...............................................................................................76

         Total Return Quotations.................................................................................76
         Performance Information.................................................................................80

APPENDIX.........................................................................................................83

         Description of Bond Ratings.............................................................................83
         Description of Commercial Paper Ratings.................................................................84
         Absence of Rating.......................................................................................84

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION

         This Statement of Additional Information relates to the Class A, Class B and Class C shares of AIM Developing Markets Fund ("Developing Markets Fund") and AIM Latin American Growth Fund ("Latin American Fund") (each, a "Fund," and collectively, the "Funds"). Developing Markets Fund and Latin American Fund each is a non-diversified series of AIM Investment Funds (the "Trust"), a registered open-end management investment company organized as a Delaware business trust. On October 31, 1997, the Developing Markets Fund, which had no prior operating history, acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund"), a closed-end investment company.

         A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for, and INVESCO Asset Management Limited (the "Sub-advisor") serves as the investment sub-advisor for the Funds.

         The Trust is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for Developing Markets Fund is included in a separate Prospectus dated February 28, 2000, and for Latin American Fund is included in a separate Prospectus dated February 28, 2000. Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                       GENERAL INFORMATION ABOUT THE FUNDS

THE TRUST AND ITS SHARES

         The Trust was organized as a Delaware business trust on May 7, 1998 and previously operated under the name G.T. Investment Funds, Inc., which was organized as a Maryland corporation on October 29, 1987 and later renamed AIM Investment Funds, Inc. On September 8, 1998, the Trust acquired the assets of and assumed the liabilities of AIM Investment Funds, Inc. The Trust is registered with the SEC as a diversified open-end series management investment company. The Trust currently consists of the following portfolios: AIM Developing Markets Fund, AIM Emerging Markets Debt Fund (formerly AIM Global High Income Fund), AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth & Income Fund, AIM Global Healthcare Fund, AIM Global High Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund (formerly AIM Global Telecommunications Fund), AIM Latin American Growth Fund and AIM Strategic Income Fund. Each of these funds has three separate classes: Class A, Class B and Class C shares. The Board is authorized to establish additional series of shares, or additional classes of shares of any fund, at any time. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998, is that of the series of AIM Investment Funds, Inc.

         The term "majority of the Funds' outstanding shares" of the Trust, of a particular Fund or of a particular class of a Fund means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Trust, such Fund or such class present at a meeting of the Trust's shareholders, if the holders of more than

50% of the outstanding shares of the Trust, such Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, such Fund or such class.

         Class A, Class B and Class C shares of Developing Markets Fund and Latin American Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

         Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

         On any matter submitted to a vote of shareholders, shares of each Fund will be voted by each Fund's shareholders individually when the matter affects the specific interest of a Fund only, such as approval of its investment management arrangements. In addition, shares of a particular class of a Fund may vote on matters affecting only that class. The shares of each Fund will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection of the Trust's independent accountants.

         Normally there will be no annual meeting of shareholders for any of the Funds in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

         Pursuant to the Trust's Agreement and Declaration of Trust, the Trust may issue an unlimited number of shares of each Fund. Each share of a Fund represents an interest in the Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees. Each share of a Fund is equal in earnings, assets and voting privileges except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares.

                         INVESTMENT STRATEGIES AND RISKS

         The following discussion of investment strategies and risks supplements the discussion of investment objectives and risks set forth in the Prospectus under the headings "Investment Objectives and Strategies" and "Principal Risks of Investing in the Funds."

INVESTMENT OBJECTIVES

         The Funds' investment objectives may not be changed without the approval of a majority of the Funds' outstanding voting securities. If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions.

         DEVELOPING MARKETS FUND. The primary investment objective of Developing Markets Fund is long-term growth of capital. Its secondary investment objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of Developing Markets Fund's assets normally are invested in emerging market equity securities. The Developing Markets Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. Developing Markets Fund may also invest in emerging market debt securities that will be selected based on their potential to provide a combination of capital appreciation and current income. There can be no assurance Developing Markets Fund will achieve its investment objectives.

         For purposes of Developing Markets Fund's operations, emerging markets consist of all countries determined by the Sub-advisor to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

         In determining what countries constitute emerging markets with respect to Developing Markets Fund, the Sub-advisor will consider, among other things, data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation ("IFC").

         Developing Markets Fund will consider investments in the following emerging markets:


Algeria                       Hungary                  Peru
Argentina                     India                    Philippines
Bolivia                       Indonesia                Poland
Botswana                      Israel                   Portugal
Brazil                        Ivory Coast              Republic of Slovakia
Bulgaria                      Jamaica                  Russia
Chile                         Jordan                   Singapore
China                         Kazakhstan               Slovenia
Colombia                      Kenya                    South Africa
Costa Rica                    Lebanon                  South Korea
Cyprus                        Malaysia                 Sri Lanka
Czech Republic                Mauritius                Swaziland
Dominican Republic            Mexico                   Taiwan
Ecuador                       Morocco                  Thailand
Egypt                         Nicaragua                Turkey
El Salvador                   Nigeria                  Ukraine
Finland                       Oman                     Uruguay
Ghana                         Pakistan                 Venezuela
Greece                        Panama                   Zambia
Hong Kong                     Paraguay                 Zimbabwe

         Although Developing Markets Fund considers each of the above-listed countries eligible for investment, it will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the

Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

         As used in the Prospectus and this Statement of Additional Information, an issuer in an emerging market is an entity (1) for which the principal securities trading market is an emerging market, as defined above, (2) that (alone or on a consolidated basis) derives 50% or more of its total revenues from business in emerging markets, provided that, in the Sub-advisor's view, the value of such issuer's securities will tend to reflect emerging market developments to a greater extent than developments elsewhere, or (3) organized under the laws of, or with a principal office in, an emerging market.

         LATIN AMERICAN FUND. The investment objective of Latin American Fund is growth of capital. Latin American Fund will normally invest at least 65% of its total assets in securities of a broad range of Latin American issuers. The Fund may invest in common stock, preferred stock, rights, warrants and securities convertible into common stock, and other substantially similar forms of equity securities with comparable risk characteristics, as well as bonds, notes, debentures or other forms of indebtedness that may be developed in the future. The receipt of income from debt securities owned by the fund is incidental to its objective of capital appreciation. Though Latin American Fund can normally invest up to 35% of its total assets in U.S. securities, Latin American Fund reserves the right to be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of the offering made hereby.

         Unless otherwise indicated, Latin American Fund defines Latin America to include the following countries: Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela. Under current market conditions, Latin American Fund expects to invest primarily in securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. Latin American Fund may invest more than 25% of its total assets in any of these four countries but does not expect to invest more than 60% of its total assets in any one country.

         Latin American Fund defines securities of Latin American issuers to include: (a) securities of companies organized under the laws of, or having a principal office located in, a Latin American country; (b) securities of companies that derive 50% or more of their total revenues from business in Latin America, provided that, in the Sub-advisor's view, the value of such issuers' securities reflect Latin American developments to a greater extent than developments elsewhere; (c) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or municipalities, or the central bank of such country; (d) U.S. dollar-denominated securities or securities denominated in a Latin American currency issued by companies to finance operations in Latin America; and (e) securities of Latin American issuers, as defined herein, in the form of depositary shares. For purposes of the foregoing definition, Latin American Fund's purchases of securities issued by companies outside of Latin America to finance their Latin American operations will be limited to securities the performance of which is materially related to such company's Latin American activities.

         Certain sectors of the economies of certain Latin American countries are closed to equity investments by foreigners. Further, due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities in certain Latin American countries, the Fund may be able to invest in such countries solely or primarily through governmentally approved investment vehicles or companies. In addition, the portion of Latin American Fund's assets invested directly in Chile may be less than the portion invested in other Latin American countries because, at present, capital directly invested in Chile normally cannot be repatriated for at least one year. As a result, Latin American Fund currently intends to limit most of its Chilean investments to indirect investments through ADRs and established Chilean investment companies, the shares of which are not subject to repatriation restrictions.

SELECTION OF INVESTMENTS AND ASSET ALLOCATION

         In determining the appropriate distribution of investments among various countries and geographic regions for the Funds, the Sub-advisor ordinarily considers the following factors: prospects for relative economic growth among the different countries in which a Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

         In analyzing companies for investment by each Fund, the Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In allocating Latin American Fund's assets between debt and equity securities, the Sub-advisor considers, in addition to the factors listed in the Prospectus, changes in Latin American governmental policy including regulation governing industry, trade, financial markets, and foreign and domestic investment, as well as the substance and likely development of government finances. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by the Funds. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

         Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

         There may be times when, in the opinion of the Sub-advisor, prevailing market, economic or political conditions warrant reducing the proportion of each Fund's assets invested in equity securities and increasing the proportion held in cash or short-term obligations denominated in U.S. dollars or other currencies. A portion of each Fund's assets may be held in U.S. dollars or short-term interest-bearing dollar-denominated securities to provide for ongoing expenses and redemptions. Latin American Fund may invest up to 35% of its total assets in a combination of equity and debt securities of U.S. issuers. In evaluating investments in securities of U.S. issues, the Sub-Advisor will consider, among other factors, the issuer's Latin American business activities and the impact that development in Latin America may have on the issuer's operations and financial condition.

         The Funds may be prohibited under the 1940 Act, from purchasing the securities of any foreign company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities ("securities-related companies"). In a number of countries, including those in Latin America, commercial banks act as securities broker/dealers, investment advisors and underwriters or otherwise engage in securities-related activities, which may limit the Fund's ability to hold securities issued by such banks. The Fund has obtained an exemption from the SEC to permit it to invest in certain of these securities subject to certain restrictions.

         For investment purposes, an issuer is typically considered as located in a particular country if it (a) is incorporated under the laws of or has its principal office in that country, or (b) it normally derives 50% or more of its total revenue from business in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Sub-advisor to be located in that country may have substantial offshore operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

         In selecting investments for Developing Markets Fund, the Sub-advisor seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates over the long term. The Sub-advisor seeks those emerging markets that have strongly developing economies and in which the markets are becoming more sophisticated. The Sub-advisor then invests in those companies in such countries and industries that it believes are best positioned and managed to take advantage of these economic and political factors. The Sub-advisor believes that the issuers of securities in emerging markets often have sales and earnings growth rates that exceed those in developed countries and that such growth rates may in turn be reflected in more rapid share price appreciation.

         As opportunities to invest in securities in other emerging markets develop, Developing Markets Fund expects to expand and further broaden the group of emerging markets in which it invests. In some cases, investments in debt securities could provide Developing Markets Fund with access to emerging markets in the early stages of their economic development, when equity securities are not yet generally available or, in the Sub-advisor's view, do not yet present an acceptable investment alternative. While Developing Markets Fund generally is not restricted in the portion of its assets that may be invested in a single region, under normal conditions its assets will be invested in issuers in at least four countries, and it will not invest more than 25% of its assets in issuers in one country. Developing Markets Fund's holdings of any one foreign currency together with securities denominated in or indexed to such currency will not exceed 40% of its assets.

         In allocating investments among the various Latin American countries for Latin American Fund, the Sub-advisor looks principally at the stage of industrialization, potential for productivity gains through economic deregulation, the impact of financial liberalization and monetary conditions and the political outlook in each country. In allocating assets between equity and debt securities, the Sub-advisor will consider, among other factors: the level and anticipated direction of interest rates; expected rates of economic growth and corporate profits growth; changes in Latin American government policy including regulation governing industry, trade, financial markets, and foreign and domestic investment; substance and likely development of government finances; and the condition of the balance of payments and changes in the terms of trade. In evaluating investments in securities of U.S. issuers, the Sub-advisor will consider, among other factors, the issuer's Latin American business activities and the impact that development in Latin America may have on the issuer's operations and financial condition.

EQUITY-LINKED DERIVATIVES

         The Funds may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. See "Investments in Other Investment Companies."

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         With respect to certain countries, investments by a Fund presently may be made only by acquiring shares of other investment companies (including investment vehicles or companies advised by AIM or its affiliates) with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, the Funds anticipate investing directly in these markets.

         Each Fund may invest in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Fund.

PRIVATIZATIONS

         The governments in some Latin American countries and emerging markets have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Sub-advisor believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of each Fund in privatizations in appropriate circumstances. In certain Latin American and emerging markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law or the terms on which the Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments in Latin American emerging markets will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

         Each Fund may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian bank and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

DEPOSITARY RECEIPTS

         Each Fund may hold equity securities of foreign issuers in the form of ADRs, American Depositary Shares ("ADSs"), GDRs and European Depositary Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, a

Fund's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

         ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Each Fund may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS

         Warrants or rights may be acquired by each Fund in connection with other securities or separately and provide a Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets, measured at the time any such loan is made. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit (or such other collateral as permitted by a Fund's investment program and regulatory agencies and as approved by the Board) at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral for such loans, if received in cash, may be held in investment vehicles with investment objectives and policies similar to those of money market funds or limited duration income funds (longer maturities than may be held by money market funds), advised by the Advisor or its affiliates or by unaffiliated advisers. The Funds may pay a fee to the Advisor of such investment vehicles for its services. The collateral for such loans, if received in cash, may be held in investment vehicles with investment objectives and policies similar to those of money market funds or limited duration income funds (longer maturities than may be held by money market funds), advised by the Advisor or its affiliates or by unaffiliated advisers. The Funds may pay a fee to the Advisor of such investment vehicles for its services. The Funds may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding with respect to a Fund, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will have a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are lent, but it may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of the Sub-advisor, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral if the borrower fails financially.

COMMERCIAL BANK OBLIGATIONS

         For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of any Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS

         A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, the Funds intend to enter into repurchase agreements only with banks and dealers believed by the Sub-advisor to present minimum credit risks in accordance with guidelines established by the Trust's Board of Trustees. The Sub-advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision.

         The Funds will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, a Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of a Fund's assets that may be subject to repurchase agreements at any given time. The Funds will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% (for Developing Markets Fund) or 10% (for Latin American Fund) of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

         Neither Fund's borrowings will exceed 33 1/3% of the Fund's total assets, i.e., each Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of a Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.

         The Funds' fundamental investment limitations permit them to borrow money for leveraging purposes. Developing Markets Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. In addition, each Fund currently is prohibited, pursuant to a non-fundamental investment policy, from purchasing securities during times when outstanding borrowings represent more than 5% of its assets. Nevertheless, this policy may be changed in the future by a vote of a majority of the Trust's Board of Trustees. If a Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.

         Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Each Fund will segregate liquid assets in an amount sufficient to cover its obligations and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

SHORT SALES

         Each Fund may make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. Each Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and (ii) in order to maintain portfolio flexibility.

         When a Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker-dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

         A Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Fund will also be required to deposit collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is theoretically unlimited.

         Latin American Fund will not make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of the securities of any one issuer exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuer. Moreover, Latin American Fund may engage in short sales only with respect to securities listed on a national securities exchange. Latin American Fund may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security.

         Developing Markets Fund may only make short sales "against the box." The Fund might make a short sale "against the box" in order to hedge against market risks when the Sub-advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

TEMPORARY DEFENSIVE STRATEGIES

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units such as Euros), money market instruments, or high-quality debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. In addition, for temporary defensive purposes, most or all of each Fund's investments may be made in the United States and denominated in U.S. dollars. To the extent a Fund employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objectives.

         In addition, Latin American Fund may be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of sales of new Fund shares. Latin American Fund may assume a temporary defensive position when, due to political, market or other factors broadly affecting Latin American markets, the Sub-advisor determines that opportunities for capital appreciation in those markets would be significantly limited over an extended period or that investing in those markets presents undue risk of loss.

         The Funds may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies (in the case of Latin American Fund, the currency of any Latin American country): (a) obligations issued or guaranteed by the U.S. or foreign governments (in the case of Latin American Fund, the government of any Latin American country), their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances); (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

         The Funds may invest in commercial paper rated as low as A-3 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or P-3 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, determined by the Manager to be of comparable quality. Obligations rated A-3 and P-3 are considered by S&P and Moody's, respectively, to have an acceptable capacity for timely repayment. However, these securities may be more vulnerable to adverse effects of changes in circumstances than obligations carrying higher designations.

SAMURAI AND YANKEE BONDS

         Subject to its fundamental investment restrictions, Developing Markets Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of Developing Markets Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

DEBT CONVERSIONS

         Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use external debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country, although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. Latin American Fund intends to acquire Sovereign Debt, as defined in the Prospectus, to hold and trade in appropriate circumstances as described in the Prospectus, as well as to participate in Latin American debt conversion programs. The Sub-advisor will evaluate opportunities to enter into debt conversion transactions as they arise but does not currently intend to invest more than 5% of the Fund's assets in such programs.

DEBT SECURITIES

         Developing Markets Fund may invest up to 50% of its total assets in the following types of emerging market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds;
(2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Debt securities held by those Funds may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity or duration of debt securities in which either Fund may invest.

         Under normal circumstances, the Latin American Fund may invest up to 50% of its total assets in debt securities. There is no limitation on the percentage of its assets that may be invested in debt securities that are rated below investment grade. Investment in below investment grade debt securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Most debt securities in which the fund will invest are not rated; if rated, it is expected that such ratings would be below investment grade. However, the Fund will not invest in debt securities that are in default in payment as to principal or interest.

         Developing Markets Fund and Latin American Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Uruguay, Venezuela and Vietnam, and are expected to be issued by other emerging market countries. As of the date of this Prospectus, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

         Developing Markets Fund and Latin American Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

         Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, relative interest rate levels and/or the creditworthiness of issuers. The receipt of income from debt securities owned by Latin American Fund is incidental to its objective of growth of capital.

PREMIUM SECURITIES

         Developing Markets Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss if it holds such securities to maturity.

INDEXED DEBT SECURITIES

         Developing Markets Fund may invest in debt securities issued by banks and other business entities not located in developing market countries that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal. New forms of such securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.

STRUCTURED INVESTMENTS

         Developing Markets Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         Developing Markets Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

         Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, Developing Markets Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described above under "Investment Strategies and Risks--Investments in Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

STRIPPED INCOME SECURITIES

         Developing Markets Fund may invest a portion of its assets in stripped income securities, which are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the "interest only class" or the "IO class"), while the other class will receive all of the principal (the "principal-only class" or the "PO class"). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

FLOATING AND VARIABLE RATE INCOME SECURITIES

         Developing Markets Fund may invest a portion of its assets in floating or variable rate income securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

ZERO COUPON SECURITIES

         Developing Markets Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Developing Markets Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt, and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay "interest" in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the interest on payment-in-kind securities will be included in Developing Markets Fund's income. Accordingly, for Developing Markets Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Dividends, Distributions and Tax Matters"), it may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions may be made from Developing Markets Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Developing Markets Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

INDEXED COMMERCIAL PAPER

         Developing Markets Fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. Developing Markets Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables Developing Markets Fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. Developing Markets Fund will not purchase such commercial paper for speculation.

OTHER INDEXED SECURITIES

         Developing Markets Fund may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. Developing Markets Fund may invest in such securities to the extent consistent with its investment objectives.

SWAPS, CAPS, FLOORS AND COLLARS

         Developing Markets Fund may enter into interest rate, currency and index swaps and may purchase or sell related caps, floors and collars and other derivative instruments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and will not sell interest rate caps, floors or collars if it does not own securities or other instruments providing an income stream roughly equivalent to what the Fund may be obligated to pay.

         Interest rate swaps involve the exchange by Developing Markets Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

         The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Developing Markets Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of Developing Markets Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties

("Assignments"). Participations typically will result in Developing Markets Fund having a contractual relationship only with the Lender, not with the borrower. Developing Markets Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, Developing Markets Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and Developing Markets Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, Developing Markets Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

         In the event of the insolvency of the Lender selling a Participation, Developing Markets Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Developing Markets Fund will acquire Participations only if the Lender interpositioned between Developing Markets Fund and the borrower is determined by the Sub-advisor to be creditworthy. When the Fund purchases Assignments from Lenders, the Developing Markets Fund will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by Developing Markets Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         To attempt to increase return, Developing Markets Fund may write call options on securities. This strategy will be employed only when, in the opinion of the Sub-advisor, the size of the premium Developing Markets Fund receives for writing the option is adequate to compensate it against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. Developing Markets Fund also is authorized to write put options to attempt to enhance return, although it does not currently intend to do so.

         Each Fund may use forward currency contracts, futures contracts, options on securities, options on currencies, options on indices and options on futures contracts to attempt to hedge against the overall level of investment and currency risk (i.e. fluctuations in exchange rates) normally associated with its investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). Each Fund may enter into such instruments up to the full value of its portfolio assets.

         To attempt to hedge against adverse movements in exchange rates between currencies, each Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. Each Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. Each Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge its portfolio against movements in exchange rates.

         Only a limited market, if any, currently exists for options and futures transactions relating to currencies of most emerging markets including Latin American markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Sub-advisor may not be able to effectively hedge its investment in such markets.

         Each Fund may also purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by a Fund or that the Sub-advisor intends to include in a Fund's portfolio. Each Fund may also purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector.

         Further, each Fund may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could adversely affect a Fund's portfolio. Each Fund may also purchase stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolios against changes in the general level of interest rates.

         The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

                  (1) Successful use of most of these instruments depends upon the Sub-advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed since the skills and techniques needed to trade Forward Contracts are different from those needed to select securities in which a Fund invests.

                  (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the currency or the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

                  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Sub-advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss including the possible loss of principal under certain conditions. In either such case, the Fund would have been in a better position had it not hedged at all.

                  (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market of which there is no assurance of any particular time or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Funds. In addition, a Fund may be unable to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so. A Fund may also need to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

         Although each Fund is authorized to enter into options, futures and forward currency transactions, it might not enter into any such transactions.

WRITING CALL OPTIONS

         Each Fund may write (sell) call options on securities, indices and currencies. This strategy will be employed only when, in the opinion of the Sub-advisor, the size of the premium a Fund receives for writing the option is adequate to compensate it against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. Call options generally will be written on securities and currencies that, in the opinion of the Sub-advisor are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for a Fund.

         A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American Style) or on (European Style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Funds do not consider a security or currency covered by a call option to be "pledged" as that term is used in the Funds' policies that limit the pledging or mortgaging of their assets.

         Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

         The premium that a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Sub-advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

         Each Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

         The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS

         Each Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is identical substantially to that of call options.

         A Fund generally would write put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to sell the security or currency at more than its market value.

PURCHASING PUT OPTIONS

         Each Fund may purchase put options on securities, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

         A Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund to protect against an anticipated decline in the value of the security or currency. Such protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

         A Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

         Each Fund may purchase call options on securities, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

         Call options may be purchased by a Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         A Fund also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

         Aggregate premiums paid for put and call options will not exceed 5% of a Fund's total assets at the time of purchase.

         Each Fund may attempt to accomplish objectives similar to those involved in its use of Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A call option gives a Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

         The staff of the SEC considers purchased OTC options to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Funds will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If a Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES

         Each Fund may enter into interest rate or currency futures contracts, and may enter into stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. A Fund's transactions may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates and stock prices.

         A Fund will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

         Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, a Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

         A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

         Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

         Each Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure a Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

         There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

         Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

         Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

         If a Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

         If a Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

         A Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

         To the extent that a Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Trust's Board of Trustees without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CONTRACTS

         To attempt to hedge against adverse movements in exchange rates between currencies, each Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. Each Fund may also purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by a Fund or that the Sub-advisor intends to include in a Fund's portfolio. Each Fund may also purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector.

         A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

         A Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

         Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement and no commissions are charged at any stage for trades. Each Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with the guidelines approved by the Trust's Board of Trustees.

         Each Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Fund to sustain losses on these contracts and transaction costs.

         At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

         Each Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Sub-advisor believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of Futures Contracts, options on Futures Contracts, Forward Contracts, and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

         Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

         Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets are used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                                  RISK FACTORS

GENERAL

         There is no assurance that either Fund will achieve its investment objectives. Investing in a Fund entails a substantial degree of risk, and an investment in each Fund should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in investing in emerging markets, and specifically Latin America, which are in addition to the usual risks of investing in developed markets around the world.

         Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims have been satisfied. The value of equity securities held by a Fund will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities.

         In addition, the value of debt securities held by each Fund generally will fluctuate with the perceived creditworthiness of the issuers of such securities and interest rates.

NON-DIVERSIFIED CLASSIFICATION

         Developing Markets Fund and Latin American Fund are classified under the 1940 Act as "non-diversified" funds. As a result, these Funds will be able to invest in a smaller number of issuers than if they were classified under the 1940 Act as "diversified" funds. To the extent that a Fund invests in a smaller number of issuers, the net asset value of its shares may fluctuate more widely and it may be subject to greater investment and credit risk with respect to its portfolio.

ILLIQUID SECURITIES

         Developing Markets Fund may invest up to 15% of its net assets, and Latin American Fund may invest up to 10% of its net assets, in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect within seven days to sell the security for approximately the amount at which the Fund values such securities. Illiquid securities may be harder to value than liquid securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

         Latin American Fund may invest in joint ventures, cooperatives, partnerships and state enterprises and other similar vehicles which are illiquid (collectively, "Special Situations"). The Sub-advisor believes that carefully selected investments in Special Situations could enable Latin American Fund to achieve capital appreciation substantially exceeding the appreciation Latin American Fund would realize if it did not make such investments. However, in order to limit investment risk, Latin American Fund will invest no more than 5% of its total assets in Special Situations.

         Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

         With respect to liquidity determinations generally, the Trust's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Sub-advisor in accordance with procedures approved by the Board. The Sub-advisor takes into account a number of factors in reaching liquidity decisions, including (i) the frequency of trading in the security, (ii) the number of dealers who make quotes for the security,
(iii) the number of dealers who have undertaken to make a market in the security, (iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Sub-advisor monitors the liquidity of securities in each Fund's portfolio and periodically reports such determinations to the Board. If the liquidity percentage restriction of a Fund is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Fund resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by a Fund increases above the applicable limit, the Sub-advisor will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund.

DEBT SECURITIES

         The value of the debt securities held by a Fund generally will vary inversely with market interest rates. If interest rates in a market fall, a Fund's debt securities issued by governments or companies in that market ordinarily will increase in value. If market interest rates increase, however, the debt securities owned by a Fund in that market will likely decrease in value. Latin American Fund may invest up to 50% of its total assets in debt securities of any rating. Developing Markets Fund may invest up to 50% of its total assets in debt securities rated below investment grade. All such investments involve a high degree of risk.

         Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P, and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These foreign debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

         Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

         The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

         Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio. Each Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

         In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which a Fund may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession.

         Each Fund may invest in debt securities, including Brady Bonds, issued as part of debt restructurings and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds.

         Each Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and a Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets (including those in Latin American markets) can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Developing Markets Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet its liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

FOREIGN SECURITIES

         Political, Social and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

         In addition, even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

         Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Funds will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Funds could lose their entire investment in such countries. The Funds' investments would similarly be adversely affected by exchange control regulation in any of those countries.

         Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries with emerging markets.

         Emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

         Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, currency depreciation, resource self-sufficiency and balance of payments positions. Investments in foreign government securities involve special risks, including the risk that the government issuers may be unable or unwilling to repay principal or interest when due.

         Religious and Ethnic Stability. Certain countries in which the Funds may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries. Instability may also result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, (ii) popular unrest associated with demands for improved political, economic and social conditions and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds' assets.

         Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Funds. For example, certain countries require prior governmental approval before investments by foreign persons may be made or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. If there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Funds will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Sub-advisor will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities on foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information. In addition, for companies that keep accounting records in local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits.

         Currency Fluctuations. Because the Funds, under normal circumstances, each will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of each Fund's investment performance. Changes in currency exchange rates will influence the value of a Fund's shares, and also may affect the value of dividends and interest earned by a Fund and gains and losses realized by a Fund. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of that Fund. Moreover, if the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

         Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affecting the world economy. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

         Some countries also may have fixed currencies where values against the U.S. dollar are not independently determined. In addition, there is a risk that certain countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

         Many of the currencies of emerging market countries including Latin American countries, have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

         Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds' interests in securities denominated in such currencies.

         Some countries also may have fixed currencies whose values against the U.S. dollar are not independently determined. In addition, there is a risk that certain countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Fund.

         Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Sub-advisor will consider such difficulties when determining the allocation of the Funds' assets, although the Sub-advisor does not believe that such difficulties will have a material adverse effect on the Funds' portfolio trading activities.

         Each Fund may use foreign custodians, which are generally more expensive than those in the U.S. and may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian, (ii) maintaining appropriate safeguards to protect a Fund's investments, (iii) possible difficulties in obtaining and enforcing judgments against such custodians and (iv) different settlement and clearance procedures which may be unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         A high proportion of the shares of many Latin American companies may be held by a limited number of persons, which may further limit the number of shares available for investment by the Funds, particularly Latin American Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets also may affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

         The high volatility of certain Latin American securities markets is evidenced by dramatic movements in the Brazilian and Mexican markets in recent years. This market volatility may result in greater volatility in a Fund's net asset value than would be the case for companies investing in domestic securities. If a Fund were to experience unexpected net redemptions, it could be forced to sell securities in its portfolio without regard to investment merit, thereby decreasing the asset base over which Fund expenses can be spread and possibly reducing the Fund's rate of return.

         Withholding Taxes. Each Fund's net investment income from securities of foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing that income or delaying the receipt of income where those taxes may be recaptured. See "Dividends, Distributions and Tax Matters."

         Concentration. To the extent a Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

         Special Considerations Affecting Emerging Markets. Investing in equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

         Investing in the securities of companies in emerging markets, including the markets of Latin America and certain Asian markets such as Taiwan, Malaysia and Indonesia, may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

         Emerging securities markets such as the markets of Latin America are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

         In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         The securities markets of emerging countries including Latin American countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the developed countries. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits registered investment companies, such as the Funds, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when a Fund believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from a Fund's identification of such conditions until the date of any SEC action, a Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

         Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.

         Many emerging market countries including countries in Latin America have experienced substantial, and in some periods extremely high, rates of inflation for many years. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries including countries in Latin America.

         Special Considerations Affecting Russia and Eastern European Countries. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets and should be considered highly speculative. Such risks include the following: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the ability of Developing Markets Fund to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade;
(11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

         Special Considerations Affecting Pacific Region Countries. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints.

         Many of the Asia Pacific region countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which Developing Markets Fund invests and adversely affect the value of such Fund's assets. In addition, asset expropriations or future confiscatory levels of taxation possibly may affect the Fund.

         The economies of most of the Asia Pacific region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia Pacific region countries. In addition, the economies of some of the Asia Pacific region countries, Australia and Indonesia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

         China assumed sovereignty over Hong Kong in July 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for fifty years, the continuation of the current form of the economic system in Hong Kong will depend on the actions of the government of China. In addition, such assumption of sovereignty has increased sensitivity in Hong Kong to political developments and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

         In addition, there is a continuing risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that are likely to mitigate this risk. First, China has stated its intention to implement a "one country, two systems" policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ("HKMA").

         Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors' confidence in the transition to Chinese rule, and, therefore, it is anticipated that, if international investors lose confidence in Hong Kong dollar assets, the HKMA would intervene to support the currency, though such intervention cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory assets were to be endangered.

         Special Considerations Affecting Latin American Countries. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. The Funds, particularly Latin American Fund, may invest in debt securities, including Brady Bonds, issued as part of debt restructurings and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. In addition, certain Latin American securities markets have experienced high volatility in recent years.

         The securities of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Latin American countries may also close certain sectors of their economies to equity investments by foreigners. The limited size of many Latin American securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

         Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

         It should be noted that some Latin American countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. For instance, at present, capital invested directly in Chile cannot under most circumstances be repatriated for at least one year. The Funds, particularly Latin American Fund, could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         Sovereign Debt. Each Fund may invest in sovereign debt securities of emerging market governments. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable to unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn a Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities. Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their Sovereign Debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

         In recent years, some of the emerging market and Latin American countries in which the Funds expect to invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations--in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar reschedulings of such debt. Certain emerging markets countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times, certain emerging markets countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect for certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

         The ability of emerging market and Latin American governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Sub-advisor intends to manage each Fund's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer losses of interest or principal on any of their holdings.

         Sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.

         Periods of economic uncertainty may result in the volatility of market prices of Sovereign Debt and in turn, a Fund's net asset value, to a greater extent than the volatility inherent in domestic securities. The value of Sovereign Debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market. If a Fund were to experience unexpected net redemptions, it may be forced to sell Sovereign Debt in its portfolio without regard to investment merit, thereby decreasing its asset base over which Fund expenses can be spread and possibly reducing its rate of return.

                             INVESTMENT LIMITATIONS

DEVELOPING MARKETS FUND

         Developing Markets Fund has adopted the following investment limitations as fundamental policies which may not be changed without approval of a majority of the Fund's outstanding shares.

         Developing Markets Fund may not:

                  (1) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of Developing Markets Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

                  (2) purchase any security if, as a result of that purchase, 25% or more of Developing Markets Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

                  (3) engage in the business of underwriting securities of other issuers, except to the extent that Developing Markets Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

                  (4) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that Developing Markets Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

                  (5) purchase or sell physical commodities, but Developing Markets Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

                  (6) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

         Notwithstanding any other investment policy, Developing Markets Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

         For purposes of the concentration policy of Developing Markets Fund contained in limitation (2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

         In addition, to comply with federal tax requirements for qualification as a "regulated investment company" ("RIC"), Developing Markets Fund's investments will be limited so that, at the close of each quarter of its taxable year, (a) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other
RICs) of any one issuer and (b) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("Diversification Requirements"). These tax-related limitations may be changed by the Trust's Board of Trustees to the extent necessary to comply with changes to applicable tax requirements.

         The following investment policy of Developing Markets Fund is not a fundamental policy and may be changed by vote of the Trust's Board of Trustees without shareholder approval: Developing Markets Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         Investors should refer to the Developing Markets Fund's Prospectus for further information with respect to the Developing Markets Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

LATIN AMERICAN FUND

         Latin American Fund has adopted the following investment limitations as fundamental policies which may not be changed without approval of a majority of the Fund's outstanding shares.

         Latin American Fund may not:

                  (1) Purchase any security if, as a result of that purchase, 25% or more of Latin American Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

                  (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that Latin American Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

                  (3) Engage in the business of underwriting securities of other issuers, except to the extent that Latin American Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

                  (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

                  (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of Latin American Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

                  (6) Purchase or sell physical commodities, but Latin American Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         Notwithstanding any other investment policy, Latin American Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

         For purposes of Latin American Fund's concentration policy contained in limitation (1), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

         The following operating policies of Latin American Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. Latin American Fund may not:

                  (1) Invest in securities of an issuer if the investment would cause Latin American Fund to own more than 10% of any class of securities of any one issuer, except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;

                  (2) Invest in companies for the purpose of exercising control or management;

                  (3) Invest more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

                  (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of Latin American Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

                  (5) Make any additional investments while borrowings exceed 5% of Latin American Fund's total assets;

                  (6) Purchase securities on margin, provided that Latin American Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

                  (7) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

         Latin American Fund has the authority to invest up to 10% of its total assets in shares of other investment companies pursuant to the 1940 Act. The Fund may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company, except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order.

         Investors should refer to the Latin American Fund's Prospectus for further information with respect to the Latin American Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

         Subject to policies established by the Trust's Board of Trustees, the Sub-advisor is responsible for the execution of each Fund's portfolio transactions and the selection of broker/dealers who execute such transactions on behalf of the Funds. In executing portfolio transactions, the Sub-advisor seeks the best net results for each Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Sub-advisor generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds may engage in soft dollar arrangements for research services, as described below, the Funds have no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

         Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

         Consistent with the interests of each Fund, the Sub-advisor may select brokers to execute a Fund's portfolio transactions, on the basis of the research and brokerage services they provide to the Sub-advisor for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Broker/dealers may communicate such information electronically, orally, in written form or on computer software. Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Sub-advisor under the investment management and administration contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Sub-advisor to a Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits it received over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.

         The Sub-advisor may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses, such as transfer agent and custodian fees.

         Investment decisions for each Fund and for other investment accounts managed by the Sub-advisor are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Funds. In such cases, simultaneous transactions may occur.

         Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases, the Sub-advisor believes that coordination and the ability to participate in volume transactions will be beneficial to that Fund.

         Under a policy adopted by the Trust's Board of Trustees, and subject to the policy of obtaining the best net results, the Sub-advisor may consider a broker/dealer's sale of the shares of a Fund and the other funds for which AIM or the Sub-advisor serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other funds.

         Each Fund contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held by each Fund in the form of ADRs, ADSs, EDRs, GDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs, GDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Fund may invest generally are traded in the OTC markets.

         Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies affiliated with AIM or the Sub-advisor. The Trust's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         For the fiscal years ended October 31, 1999 and 1998, Developing Markets Fund paid aggregate brokerage commissions of $732,921 and $1,409,401, and for the fiscal year ended October 31, 1997, the

Predecessor Fund paid aggregate brokerage commissions of $2,212,022. For the fiscal years ended October 31, 1999, 1998 and 1997, Latin American Fund paid aggregate brokerage commissions of $252,182, $700,006 and $2,719,660, respectively.

PORTFOLIO TRADING AND TURNOVER

         Each Fund engages in portfolio trading when the Sub-advisor has concluded that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with each Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although none of the Funds generally intends to trade for short-term profits, the securities in a Fund's portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by a Fund's average month-end portfolio values, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when the Sub-advisor deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that a Fund will bear directly and may result in the realization of net capital gains that are taxable when distributed to that Fund's shareholders.

         The portfolio turnover rates for Developing Markets Fund and Latin American Fund the last two fiscal years were as follows:


                                  YEAR ENDED        YEAR ENDED
                                    OCT. 31,          OCT. 31,
                                     1999              1998
                                     ----              ----
Developing Markets Fund ..........   125%              111%
Latin American Fund ..............    30%               39%

         High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders. See "Dividends, Distributions and Tax Matters."

                                   MANAGEMENT

         The Trust's Board of Trustees has overall responsibility for the operation of the Funds. The Trust's Board of Trustees has approved all significant agreements between the Trust on the one side and persons or companies furnishing services to the Fund on the other, including the investment management and administration agreement with AIM, the investment sub-advisory agreement between AIM and the Sub-advisor, the agreements with AIM Distributors regarding distribution of the Fund's shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Fund are delegated to the officers of the Trust, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management Group Inc. ("AIM Management"), the parent corporation of AIM.

TRUSTEES AND EXECUTIVE OFFICERS

         The Trust's Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


======================================= ================= ==============================================================

                                           POSITIONS
                                           HELD WITH                  PRINCIPAL OCCUPATION WITH REGISTRANT
        NAME, ADDRESS AND AGE              REGISTRANT

--------------------------------------- ----------------- --------------------------------------------------------------
*ROBERT H. GRAHAM (53)                      Trustee,      Director, President and Chief Executive Officer, A I M
                                          Chairman and    Management Group, Inc.; Director and President,
                                           President      A I M Advisors, Inc.; Director and Senior Vice President,
                                                          A I M Capital Management, Inc., A I M Distributors, Inc.,
                                                          A I M Fund Services, Inc. and Fund Management Company; and
                                                          Director and Chief Executive Officer, Managed Products,
                                                          AMVESCAP PLC.
--------------------------------------- ----------------- --------------------------------------------------------------

C. DEREK ANDERSON (58)                      Trustee       Senior Managing Partner, Plantagenet Capital Management, LLC
220 Sansome Street                                        (an investment partnership); Chief Executive Officer,
Suite 400                                                 Plantagenet Holdings, Ltd. (an investment banking firm); and
San Francisco, CA 94104                                   Director, Premium Wear, Inc. (formerly Munsingwear, Inc.) (a casual apparel company), "R" Homes, Inc., Big Online Inc.,
                                                          Champagne Albert Le Brun and various other privately owned companies.
--------------------------------------- ----------------- --------------------------------------------------------------

FRANK S. BAYLEY (60)                        Trustee       Partner, law firm of Baker & McKenzie; Director and
Two Embarcadero Center                                    Chairman, C.D. Stimson Company (a private investment
Suite 2400                                                company) and Stimson Marina, Inc., (a subsidiary of C.D.
San Francisco, CA 94111                                   Stimson Company); and Trustee, The Badgley Funds.
--------------------------------------- ----------------- --------------------------------------------------------------

RUTH H. QUIGLEY (65)                        Trustee       Private investor; and President, Quigley Friedlander & Co.,
1055 California Street                                    Inc. (a financial advisory services firm) from 1984 to 1986.
San Francisco, CA 94108

--------------------------------------- ----------------- --------------------------------------------------------------

SAMUEL D. SIRKO (40)                     Vice President   Vice President, Assistant General Counsel and Assistant
                                         and Secretary    Secretary, A I M Advisors, Inc.; and Assistant General
                                                          Counsel and Assistant Secretary, A I M Management Group,
                                                          Inc., A I M Capital Management, Inc., A I M Distributors,
                                                          Inc., A I M Fund Services, Inc. and Fund Management Company.
--------------------------------------- ----------------- --------------------------------------------------------------

MELVILLE B. COX (56)                     Vice President   Vice President and Chief Compliance Officer, A I M Advisors,
                                                          Inc., A I M Capital Management, Inc., A I M Distributors,
                                                          Inc., A I M Fund Services, Inc. and Fund Management Company.
======================================= ================= ==============================================================

--------------

* A trustee who is an "Interested person" of the Trust and A I M Advisors, Inc. as defined in the 1940 Act.


======================================= ================= ==============================================================

                                           POSITIONS
                                           HELD WITH                  PRINCIPAL OCCUPATION WITH REGISTRANT
        NAME, ADDRESS AND AGE              REGISTRANT

--------------------------------------- ----------------- --------------------------------------------------------------
GARY T. CRUM (52)                        Vice President   Director and President, A I M Capital Management, Inc.;
                                                          Director and Executive Vice President, A I M Management
                                                          Group Inc.; Director and Senior Vice President, A I M
                                                          Advisors, Inc.; and Director, A I M Distributors, Inc. and
                                                          AMVESCAP PLC.
--------------------------------------- ----------------- --------------------------------------------------------------

CAROL F. RELIHAN (45)                    Vice President   Director, Senior Vice President, General Counsel and
                                                          Secretary, A I M Advisors, Inc.; Senior Vice President,
                                                          General Counsel and Secretary, A I M Management Group Inc.;
                                                          Director, Vice President and General Counsel, Fund
                                                          Management Company; Vice President and General Counsel,
                                                          A I M Fund Services, Inc.; and Vice President, A I M Capital
                                                          Management, Inc. and A I M Distributors, Inc.
--------------------------------------- ----------------- --------------------------------------------------------------

DANA R. SUTTON (41)                      Vice President   Vice President and Fund Controller, A I M Advisors, Inc.;
                                         and Treasurer    and Assistant Vice President and Assistant Treasurer, Fund
                                                          Management Company.
======================================= ================= ==============================================================

         The Board of Trustees has a Nominating and Audit Committee, comprised of Miss Quigley (Chairman) and Messrs. Anderson and Bayley, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors for the Trust. All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM.

         Each Trustee who is not a director, officer or employee of AIM and/or the Sub-advisor or any affiliated company is paid an annual retainer component plus a per-meeting fee component, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursement from the Trust. For the fiscal year ended October 31, 1999, Mr. Anderson, Mr. Bayley, Mr. Arthur C. Patterson (a trustee until September 27, 1999, when he retired) and Miss Quigley, who are not trustees, officers or employees of the Sub-advisor or any affiliated company, received total compensation of $50,353, $51,376, $45,584 and $51,376, respectively, from the Trust for their services as Trustees. For the fiscal year ended October 31, 1999, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Sub-advisor or any other affiliated company, received total compensation of $101,833, $103,833, $93,583 and $103,083, respectively, from the investment companies managed or administered by AIM and sub-advised or sub-administered by the Sub-advisor for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

         AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, was organized in 1976 and, together with its subsidiaries, manages or advises approximately 120 investment portfolios encompassing a broad range of investment objectives. INVESCO Asset Management Limited, 11 Devonshire Square, London, EC2M 4YR, England, has provided investment management and/or administrative services to pension funds, insurance funds, index funds, unit trusts, offshore funds and a variety of institutional accounts since 1967.

AIM, the Sub-advisor and their world-wide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world.

         AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM is also the sole shareholder of the Funds' principal underwriter, AIM Distributors.

         AIM Management, AIM and the Sub-Advisor are indirect wholly owned subsidiaries of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management" herein.

         In addition to the investment resources of their Houston and London offices, AIM and the Sub-advisor draw upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, New York, Portland (Oregon), Frankfurt, Hong Kong, Singapore, Sydney, Tokyo and Toronto. In managing the Funds and the Portfolio, AIM and the Sub-advisor employ a team approach, taking advantage of their investment resources around the world.

         AIM and Trust have adopted a Code of Ethics (the "Code of Ethics") which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, unless the security qualifies for the De minimus exemption. The De minimus exemption would allow the trade if the issuer of the security has a market capitalization of $2 billion or more. In addition such a request can only be granted once every thirty days for no more than 2,000 shares total, and (iii) transactions involving securities being considered for investment by an AIM Fund, unless the security qualifies for the De minimus exemption, as previously explained, for which the personal security trade would be allowed even if the security is being considered for investment by an AIM Fund and (d) abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits employees who are registered with the NASD from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees review quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         AIM serves as each Fund's investment manager and administrator under an investment management and administration contract ("Management Contract") between the Trust and AIM. The Sub-advisor serves as the sub-advisor to each Fund under a sub-advisory contract between AIM and the Sub-advisor ("Sub-Management Contract," and together with the Management Contract, the "Management Contracts"). As investment managers and administrators, AIM and the Sub-advisor make all investment decisions for the Funds and administer each Fund's affairs. AIM and the Sub-advisor also determine the composition of each Fund's portfolio, places orders to buy, sell or hold particular securities and supervise all matters relating to each Fund's operation. Among other things, AIM and the Sub-advisor furnish the services and pay the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Trust and the Funds, and provide suitable office space, necessary small office equipment and utilities.

         For these services, each Fund pays AIM investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.975% on the first $500 million, 0.95% on the next $500 million, 0.925% on the next $500 million and 0.90% on the amounts thereafter. AIM pays the Sub-advisor sub-advisory fees computed weekly and paid monthly, based on each Fund's average daily net assets, at the annualized rate of 0.39% of the first $500 million, 0.38% on the next

$500 million, 0.37% on the next $500 million, and 0.36% on the amounts thereafter. The investment management and administration fees paid by the Funds are higher than those paid by most mutual funds. The Funds pay all expenses not assumed by AIM, the Sub-advisor, AIM Distributors or other agents. AIM has undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of each Fund's Class A, Class B and Class C shares, respectively, until June 30, 2000.

         The Management Contracts for each Fund may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by (i) the Trust's Board of Trustees, or by the vote of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act) and (ii) a majority of Trustees who are not parties to the Management Contracts or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contracts provide that with respect to each Fund, the Trust or each of AIM or the Sub-advisor may terminate the Management Contracts without penalty upon sixty days' written notice. The Management Contracts terminate automatically in the event of their assignment (as defined in the 1940 Act).

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         In placing securities for a Fund's portfolio transactions, the Sub-advisor seeks to obtain the best net results. Consistent with its obligation to obtain the best net results, the Sub-advisor may consider a broker/dealer's sale of shares of the AIM Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of AIM or the Sub-advisor.

         AIM became investment manager and administrator to the Funds effective June 1, 1998. Prior to that date, Chancellor LGT Asset Management, Inc. served as investment manager and administrator.

         For the fiscal years ended October 31, 1999, 1998 and 1997, each Fund paid AIM and the prior manager and administrator the following net investment management and administration fees:


                                        1999          1998         1997
                                        ----          ----         ----
Developing Markets Fund* ..........   $  813,308   $1,049,576   $7,383,823
Latin American Fund ...............      379,902    1,738,497    3,538,586

o The Predecessor Fund of Developing Markets Fund paid the investment management and administration fees for the fiscal year ended October 31, 1997.

         For the fiscal year ended October 31, 1999 and 1998, AIM waived management fees for Developing Markets Fund in the amounts of $747,433 and $691,157, respectively, and Latin American Fund in the amounts of $572,144 and $297,829, respectively.

         INVESCO Asset Management Limited became sub-advisor to the Funds effective June 1, 1998. Prior to that date, INVESCO Asset Management Limited's predecessor served as sub-advisor.

         For the fiscal years ended October 31, 1999, 1998 and 1997, AIM and the prior investment manager and administrator paid, with respect to the Funds, the following sub-advisory fees:


                                    1999          1998        1997
                                    ----          ----        ----
Developing Markets Fund ......   $  325,323     $419,830   $2,953,529
Latin American Fund ..........      151,961      695,399    1,415,434

         AIM also serves as the Funds' pricing and accounting agent pursuant to the Master Accounting Services Agreement. For these services, the Funds' pay AIM such fees as are determined in accordance with methodologies established, from time to time, by the Trust's Board of Trustees.

         For the fiscal years ended October 31, 1999, 1998 and 1997, each Fund paid the current and former advisers the following accounting services fees:


                                     1999         1998         1997
                                     ----         ----         ----
Developing Markets Fund* .....   $   42,462   $   53,782   $  108,484
Latin American Fund ..........       38,349       55,950       90,733

* The Predecessor Fund of Developing Markets Fund paid the accounting services fees for the fiscal year ended October 31, 1997.

                             THE DISTRIBUTION PLANS

THE CLASS A AND C PLAN

         The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares of each Fund pays 0.50% per annum of the average daily net assets attributable to Class A shares as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of each fund pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

THE CLASS B PLAN

         The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.

BOTH PLANS

         Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of the several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as the Funds reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, each Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which each Fund's shares are held.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.

         Prior to June 1, 1998, GT Global Inc. was the distributor of the Funds.

         For the fiscal year ended October 31, 1999 for Class A and Class B shares, and for the period March 1, 1999 (date operations commenced) through October 31, 1999 for Class C shares, each Fund paid the following amounts under the Plans:


                                                                                   % OF CLASS
                                                                                 AVERAGE DAILY
                                                                                   NET ASSETS
                                                                                   ----------
                                    CLASS A     CLASS B      CLASS C         CLASS A      CLASS B        CLASS C
                                    -------     -------      -------         -------      -------        -------
Developing Markets Fund          $  439,522   $  357,273   $    1,425          .50%         1.00%         1.00%
Latin American Fund                 273,567      422,771          713          .50%         1.00%         1.00%

         An estimate by category of actual fees paid by each Fund with regard to the Class A shares during the fiscal year ended October 31, 1999 follows:



                                                       DEVELOPING       LATIN
                                                        MARKETS       AMERICAN
                                                         FUND           FUND
                                                     ------------   ------------
CLASS A
Advertising ......................................   $    163,422   $     38,119
Printing and Mailing prospectuses,
   semi-annual reports and annual
   reports (other than to current
   shareholders) .................................         16,163          3,186
Seminars .........................................         44,896         13,768
Compensation to Underwriters to partially
   offset other marketing expenses ...............              0              0
Compensation to Dealers including Finder's Fees ..        215,041        218,494
Compensation to Sales Personnel ..................              0              0
Annual Report Total ..............................   $    439,522   $    273,567

         An estimate by category of actual fees paid by each Fund with regard to the Class B shares during the year ended October 31, 1999 as follows:



                                                      DEVELOPING     LATIN
                                                       MARKETS     AMERICAN
                                                        FUND         FUND
                                                     ----------   ----------
CLASS B
Advertising ......................................   $    3,756   $    3,355
Printing and Mailing prospectuses,
   semi-annual reports and annual reports
   (other than to current shareholders) ..........          371          332
Seminars .........................................        1,376          922
Compensation to Underwriters to partially
   offset other marketing expenses ...............      267,954      317,078
Compensation to Dealers ..........................       83,816      101,084
Compensation to Sales Personnel ..................            0            0
Annual Report Total ..............................   $  357,273   $  422,771

         An estimate by category of actual fees paid by each Fund with regard to the Class C shares for the period March 1, 1999 (date operations commenced) through October 31, 1999 as follows:


                                                     DEVELOPING      LATIN
                                                      MARKETS      AMERICAN
                                                       FUND          FUND
                                                     ----------   ----------
CLASS C
Advertising ......................................   $      272   $       80
Printing and Mailing prospectuses,
   semi-annual reports and annual reports
   (other than to current shareholders) ..........            0            0
Seminars .........................................            0            0
Compensation to Underwriters to partially
   offset other marketing expenses ...............        1,069          535
Compensation to Dealers ..........................           84           98
Compensation to Sales Personnel ..................            0            0
Annual Report Total ..............................   $    1,425   $      713

         The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of each Fund and their respective shareholders.

         The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         Unless terminated earlier in accordance with their terms, the Plans continue in effect from year to year, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Trustees.

         The Plans may be terminated by the vote of a majority of the Qualified Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the Trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid under the Class A and C Plan, the Class B shares of the Funds will no longer convert into Class A shares of the same Funds unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Funds which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment and (ii) ensure that the existing Class B shares of the Funds will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan and the Class B Plan are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.50% of average daily net assets of the Class A shares of each Fund, as compared to 1.00% of such assets of each Fund's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor, GT Global, Inc. unless there has been a complete termination of the Class B Plan (as defined in such Plan) and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

                                 THE DISTRIBUTOR

         The Trust has entered into a Master Distribution Agreement with AIM Distributors relating to the Class A shares and Class C shares of the Funds and a Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Funds. Such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Fund), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Funds at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors and its predecessor; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset based distribution fees and service fees to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

         From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreement relating to Class B shares in order to finance distribution expenditures in respect of Class B shares.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by GT Global, Inc., the Trust's distributor prior to June 1, 1998, for the fiscal year or period ended October 31, 1998 and 1997.


                                    NOVEMBER 1, 1997
                                     TO MAY 31, 1998                 1997
                                 ------------------------            ----
                                    SALES       AMOUNT        SALES       AMOUNT
                                   CHARGES     RETAINED      CHARGES     RETAINED
                                 ----------   -----------  -----------  ----------
Developing Markets Fund          $        0   $        0       N/A           N/A
Latin American Fund              $   47,006   $   16,513   $  168,598   $   50,871

         Developing Markets Fund and Latin American Fund pay AIM Distributors sales charges on sales of Class A shares of the Funds. AIM Distributors retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers who sell shares.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the fiscal year or period ended October 31, 1999 and 1998:


                                                               JUNE 1, 1998 TO
                                           1999               OCTOBER 31, 1998
                                           ----            -----------------------
                                    SALES       AMOUNT       SALES        AMOUNT
                                   CHARGES     RETAINED     CHARGES      RETAINED
                                 ----------   ----------   ----------   ----------
Developing Markets Fund          $   69,225   $   16,209   $      819   $      770
Latin American Fund              $   67,706   $   12,934   $   10,956   $   10,703

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C* shareholders for the fiscal years ended October 31, 1999, 1998 and 1997:

                                    1999         1998         1997
                                 ----------   ----------   ----------
Developing Markets Fund          $    6,877   $    4,252       N/A
Latin American Fund              $      536   $  791,308   $  923,769

---------------

* Class C shares of each Fund commenced operations on 03/01/99.

         Developing Markets Fund and Latin American Fund pay AIM Distributors a contingent deferred sales charge with respect to redemptions of Class B shares and certain Class A shares.

EXPENSES OF THE FUNDS

         Each Fund pays all expenses not assumed by AIM, the Sub-advisor, AIM Distributors and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Trust expenses and expenses shared among the Funds and other funds organized as series of the Trust are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to the Funds. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

                      SALES CHARGES AND DEALER CONCESSIONS

         CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM European Development Fund, AIM Euroland Growth Fund, AIM Global Utilities Fund, AIM Global Growth & Income Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Large Cap Opportunities Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Growth Fund, AIM Mid Cap Opportunities Fund, AIM New Pacific Growth Fund, AIM Select Growth Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund and AIM Weingarten Fund.


                                                                                            Dealer
                                                                                          Concession
                                                         Investor's Sales Charge          ----------
                                                     -------------------------------         As a
                                                         As a              As a           Percentage
                                                      Percentage        Percentage          of the
                                                     of the Public      of the Net          Public
                   Amount of Investment in             Offering           Amount           Offering
                     Single Transaction(1)               Price           Invested            Price
                -------------------------------      -------------      -----------       -----------
                             Less than $   25,000         5.50%           5.82%              4.75%
                $ 25,000 but less than $   50,000         5.25            5.54               4.50
                $ 50,000 but less than $  100,000         4.75            4.99               4.00
                $100,000 but less than $  250,000         3.75            3.90               3.00
                $250,000 but less than $  500,000         3.00            3.09               2.50
                $500,000 but less than $1,000,000         2.00            2.04               1.60

---------------------

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

         CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Emerging Markets Debt Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Growth Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.


                                                                                                 Dealer
                                                                                               Concession
                                                              Investor's Sales Charge          ----------
                                                            ---------------------------           As a
                                                                As a            As a            Percentage
                                                             Percentage      Percentage           of the
                                                            of the Public    of the Net           Public
                  Amount of Investment in                    Offering         Amount            Offering
                    Single Transaction                        Price           Invested             Price
                  -----------------------                   -------------    ----------        ----------
                               Less than $   50,000            4.75%            4.99%              4.00%
                  $ 50,000 but less than $  100,000            4.00             4.17               3.25
                  $100,000 but less than $  250,000            3.75             3.90               3.00
                  $250,000 but less than $  500,000            2.50             2.56               2.00
                  $500,000 but less than $1,000,000            2.00             2.04               1.60

         CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.


                                                                                                 Dealer
                                                                                               Concession
                                                              Investor's Sales Charge          ----------
                                                            ---------------------------            As a
                                                                As a            As a            Percentage
                                                             Percentage      Percentage           of the
                                                            of the Public    of the Net           Public
                  Amount of Investment in                    Offering         Amount            Offering
                    Single Transaction                        Price           Invested             Price
                  -----------------------                   -------------    ----------        ----------
                               Less than  $  100,000            1.00%          1.01%              0.75%
                  $100,000 but less than  $  250,000            0.75           0.76               0.50
                  $250,000 but less than  $1,000,000            0.50           0.50               0.40

         There is no sales charge on purchases of $1,000,000 or more of Category I, II or III funds; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

         ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

         In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time.

At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

         AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         Exchanges of AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares are considered sales of such Class B shares or Class C shares for purposes of the sales charges and dealer concessions discussed above.

         AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.

                       REDUCTIONS IN INITIAL SALES CHARGES

         Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         The term "purchaser" means:

         o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

         o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

               a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

               b. each transmittal must be accompanied by a single check or wire transfer; and

               c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

         o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

         o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

         1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

         Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

         To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

         The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         o     AIM Management and its affiliates, or their clients;

         o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

         o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

         o     Purchases through approved fee-based programs;

         o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

         o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds.

         o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds; and

         o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time.

         o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund.

         As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.

                   CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.


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


         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following:

         o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o     Redemptions following the death or post-purchase disability of
               (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o     Certain distributions from individual retirement accounts,
               Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o     Investment account(s) of AIM; and

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares of funds in sales charge Categories I and II (see "Sales Charges and Dealer Concessions") purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

         o     Shares held more than 18 months;

         o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o     Private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

         o Shares acquired by exchange from Class A shares of funds in sales charge Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.

                        HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which shares of each Fund may be purchased appears in the Prospectus under the heading "Purchasing Shares -- How to Purchase Shares."

         The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth under the caption "Reductions in Initial Sales Charges--Purchases At Net Asset Value."

         Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectus under the heading "Exchanging Shares."

         Information concerning redemption of each Fund's shares is set forth in the Prospectus under the caption "Redeeming Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with

AIM Distributors must phone orders to the order desk of the Fund telephone:
(800) 347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction. AIM intends to redeem all shares of the Funds in cash.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         (1)   the investor fails to furnish a correct TIN to the Fund, or

         (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         (3) the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         (5) the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1) (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

         o     a corporation

         o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under
               Section 403(b)(7)

         o     the United States or any of its agencies or instrumentalities

         o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

         o a foreign government or any of its political subdivisions, agencies or instrumentalities

         o an international organization or any of its agencies or instrumentalities

         o     a foreign central bank of issue

         o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

         o a futures commission merchant registered with the Commodity Futures Trading Commission

         o     a real estate investment trust

         o an entity registered at all times during the tax year under the 1940 Act

         o     a common trust fund operated by a bank under Section 584(a)

         o     a financial institution

         o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

         o     a trust exempt from tax under Section 664 or described in Section
               4947

         Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

         IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                          NET ASSET VALUE DETERMINATION

         The net asset value per share of each Fund or Portfolio is normally determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund or Portfolio. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund or Portfolio share is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the equity securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of each Fund's or Portfolio's net asset value per share is made in accordance with generally accepted accounting principles.

         Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE.

         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         Income dividends and capital gain distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in each Fund's Prospectus under the caption "Shareholder Information -- Purchasing Shares - Special Plans - Automatic Dividend Investment." If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

GENERAL

         Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) the Diversification Requirements.

         By qualifying for treatment as a RIC, each Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

EXCHANGE AND REINSTATEMENT PRIVILEGES AND WASH SALES

         If a shareholder disposes of a Fund's shares ("original shares") within 90 days after purchase thereof and subsequently reacquires shares of that Fund or acquires shares of another AIM Fund on which a sales charge normally is imposed ("replacement shares"), without paying the sales charge (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then
(1) any gain on the disposition of the original shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when those shares were acquired and (2) that amount will increase the adjusted basis of the replacement shares that were subsequently acquired. In addition, if a shareholder purchases shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of that Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

FOREIGN TAXES

         Dividends and interest received by each Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign and U.S. possessions sources as his own income from those sources and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the Form 1116 that otherwise is required.

PASSIVE FOREIGN INVESTMENT COMPANIES

         Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from the disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

NON-U.S. SHAREHOLDERS

         Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by a Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS

         Each Fund's use of hedging transactions, such as selling (writing) and purchasing options and futures and entering into forward contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Futures and forward contracts that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain--20% (10% for non-corporate taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

         Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, futures and forward contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Funds attempt to monitor section 988 transactions to minimize any adverse tax impact.

         If a Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of identical property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time unless the closed transaction exception applies. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.

         The foregoing is a general and abbreviated summary of certain federal tax considerations in effect at the date of this Statement of Additional Information and affecting each Fund and its shareholders. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Funds.

                             SHAREHOLDER INFORMATION

         This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SHARE CERTIFICATES. AIM Funds will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books. AIM Funds will not issue certificates for shares held in prototype retirement plans.

         SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

         TERMS AND CONDITIONS OF EXCHANGE. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

         By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY INTERNET. An investor may effect transactions in his account through the Internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that the Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify the Transfer Agent in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

         DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

         The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. AIM Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

INDEPENDENT ACCOUNTANTS

         The Funds' independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of each Fund, assists in the preparation of the Funds' federal and state income tax returns and consults with the Trust and the Funds as to matters of accounting, regulatory filings, and federal and state income taxation.

         The audited financial statements of the Trust included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

LEGAL MATTERS

         The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W., Washington, D.C. 20036-1800, acts as counsel to the Trust and the Funds.

SHAREHOLDER LIABILITY

         Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the applicable Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of any class of each Fund as of February 14, 2000, and the percentage of the outstanding shares held by such holders are set forth below:


                                                                                                 PERCENT
                                                                                PERCENT          OWNED OF
                                    NAME AND ADDRESS                            OWNED OF         RECORD AND
FUND                                OF RECORD OWNER                             RECORD ONLY*     BENEFICIALLY
----                                ----------------                            ------------     ------------
AIM Developing Markets Fund -
   Class A                          Merrill Lynch Pierce Fenner & Smith              5.70%            -0-
                                    FBO The Sole Benefit of Customers
                                    4800 Deer Lake Dr East 2nd Floor
                                    Jacksonville, FL  32246

AIM Developing Markets Fund -
   Class B                          Merrill Lynch Pierce Fenner & Smith              6.10%            -0-
                                    FBO The Sole Benefit of Customers
                                    4800 Deer Lake Dr East 2nd Floor
                                    Jacksonville, FL  32246

----------------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.


                                                                                                 PERCENT
                                                                                PERCENT          OWNED OF
                                    NAME AND ADDRESS                            OWNED OF         RECORD AND
FUND                                OF RECORD OWNER                             RECORD ONLY*     BENEFICIALLY
----                                ----------------                            ------------     ------------
AIM Developing Markets Fund -
   Class C                          First Clearing Corporation                       -0-             11.70%
                                    W L Burgess IRA R/O FCC as Custodian 7893
                                    Vue Estates Road Meridian, ID 83642-5207

                                    Painewebber for the Benefit of                   -0-              6.26%
                                    Jeffrey D. Salzman Trustee
                                    Jeffrey D. Salzman Trust
                                    1720 Sunset Blvd.
                                    Boulder, CO  80304-4243

AIM Latin American Growth Fund -
   Class A                          Santander SA Para Fondo                         11.92%             -0-
                                    Mutuo Mutinaional
                                    Natias Cousino 199 Piso 6
                                    Santiage, Chile

AIM Latin American Growth Fund -
   Class B                          Merrill Lynch Pierce Fenner & Smith             10.55%             -0-
                                    FBO The Sole Benefit of Customers
                                    4800 Deer Lake Dr East 2nd Floor
                                    Jacksonville, FL  32246

AIM Latin American Growth Fund -
   Class C                          Merrill Lynch Pierce Fenner & Smith             31.23%             -0-
                                    FBO The Sole Benefit of Customers
                                    4800 Deer Lake Dr East 2nd Floor
                                    Jacksonville, FL  32246

                                    Prudential Securities Inc FBO                    -0-             24.46%
                                    Mr. Donald Ellis and
                                    Ms. Janice Burrows Ellis
                                    Ten Com
                                    64 Walnut Cir
                                    Basking Ridge, NJ  07920-1020

-------------------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.


         As of February 14, 2000, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each class of Developing Markets Fund and Latin American Fund.

                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return is as follows:

                                         n
                                   P(1+T) =ERV

Where    P        =        a hypothetical initial payment of $1,000.
         T        =        average annual total return (assuming the
                           applicable maximum sales load is deducted at the
                           beginning of the 1, 5, or 10 year periods).
         n        =        number of years.
         ERV      =        ending redeemable value of a hypothetical $1,000
                           payment at the end of the 1, 5, or 10 year periods
                           (or fractional portion of such period).

         The standard total returns of Class A and Class B shares of Developing Markets Fund, stated as average annualized total returns for the periods shown, were as follows. Standard total returns for Class A shares reflect, where appropriate, the fees and expenses of the Predecessor Fund and are recomputed to reflect the deduction of the maximum sales charge of 4.75%.


                                                ONE           FIVE           TEN           SINCE
                                                YEAR          YEARS         YEARS        INCEPTION*
                                                ----          -----         -----        ----------
Developing Markets Fund Class A ........        53.89%         2.20%          N/A         (0.72)%
Developing Markets Fund Class B ........        55.57%          N/A           N/A         (1.31)

* The inception dates for Class A and Class B shares are 01/11/94 and 11/03/97, respectively.

         The standard total returns of Class C shares of Developing Markets Fund, stated as aggregate total return for the periods shown, were as follows:


                                                ONE           FIVE           TEN           SINCE
                                                YEAR          YEARS         YEARS        INCEPTION*
                                                ----          -----         -----        ----------
Developing Markets Fund..................       N/A           N/A            N/A          63.66%

*        The inception date for Developing Markets Fund Class C shares is
         03/01/99.

         The standard total returns for the Class A and Class B shares of Latin American Fund, stated as average annualized total returns for the periods shown, were as follows. Total returns for the Class A shares reflect the deduction of the maximum sales charge of 4.75%.


                                                ONE           FIVE           TEN           SINCE
                                                YEAR          YEARS         YEARS        INCEPTION*
                                                ----          -----         -----        ----------
Latin American Fund Class A..............      52.51%        (2.18)%         N/A          4.94%
Latin American Fund Class B..............      54.28%        (2.08)%         N/A          3.12%

* The inception dates for Latin American Fund Class A and Class B shares are 08/13/91 and 04/01/93, respectively.

         The standard total return for Class C shares of Latin American Fund, stated as aggregate total return for the periods shown, were as follows:


                                                ONE           FIVE           TEN           SINCE
                                                YEAR          YEARS         YEARS        INCEPTION*
                                                ----          -----         -----        ----------
Latin American Fund....................         N/A           N/A            N/A          79.19%

*        The inception date for Class C shares of Latin American Fund is
         03/01/99.

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                       n
                                 P(1+U) =ERV

Where    P    =     a hypothetical initial payment of $1,000.
         U    =     average annual total return assuming payment of only a
                    stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
         n    =     number of years.
         ERV  =     ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         The average annual non-standard total returns of Class A and Class B shares of Developing Markets Fund, stated as average annualized total returns for the periods shown, were as follows. Non-standard total returns for Class A shares reflect, where appropriate, the fees and expenses of the Predecessor Fund.


                                          ONE         FIVE          TEN        SINCE
                                          YEAR        YEARS        YEARS     INCEPTION*
                                         -----        -----        ----      ----------
Developing Markets Fund Class A ...      61.50%       3.19%        N/A         0.09%
Developing Markets Fund Class B ...      60.57%        N/A         N/A         0.01%

* The inception dates for Developing Markets Fund Class A and Class B shares are 01/11/94 and 11/03/97, respectively.

         The average annual non-standard total return of Class C shares of Developing Markets Fund, stated as aggregate total return for the periods shown, were as follows:


                                        ONE           FIVE           TEN            SINCE
                                        YEAR          YEARS         YEARS        INCEPTION*
                                        ----          -----         -----        ----------
Developing Markets Fund............     N/A            N/A           N/A           64.66%

*        The inception date for Class C shares of Developing Markets Fund is
         03/01/99.

         The average annual non-standard total returns for the Class A and Class B shares of Latin American Fund, stated as average annualized total returns for the periods shown, were as follows:



                                                   ONE            FIVE           TEN           SINCE
                                                   YEAR           YEARS         YEARS        INCEPTION*
                                                   ----           -----         -----        ----------
Latin American Fund Class A....................    60.10%         (1.22)%        N/A           5.55%
Latin American Fund Class B....................    59.28%         (1.69)%        N/A           3.12%

* The inception dates for Class A and Class B shares of Latin American Fund are 08/13/91 and 04/01/93, respectively.

         The aggregate non-standard total return for Class C shares of Latin American Fund, stated as aggregate total return for the periods shown, were as follows:



                                                   ONE            FIVE           TEN           SINCE
                                                   YEAR           YEARS         YEARS        INCEPTION*
                                                   ----           -----         -----        ----------
Latin American Fund............................    N/A             N/A           N/A           80.19%

*        The inception date for Class C shares of Latin American Fund is
         03/01/99.

         Cumulative total return across a stated period may be calculated as follows:
                                       n
                                 P(1+V) =ERV

Where    P        =       a hypothetical initial payment of $1,000.
         V        =       cumulative total return assuming payment of all of,
                          a stated portion of, or none of, the applicable
                          maximum sales load at the beginning of the stated
                          period.
         n        =       number of years.
         ERV      =       ending redeemable value of a hypothetical $1,000
                          payment at the end of the stated period.

         The cumulative total returns of Class A, Class B and Class C shares of Developing Markets Fund (not taking sales charges into account) for the periods shown were as follows. The cumulative total returns for Class A shares reflects, where appropriate, the fees and expenses of the Predecessor Fund.



                                                   ONE            FIVE           TEN           SINCE
                                                   YEAR           YEARS         YEARS        INCEPTION*
                                                   ----           -----         -----        ----------
Developing Markets Fund Class A ........          61.50%         17.03%         N/A            0.57%
Developing Markets Fund Class B ........          60.57%           N/A          N/A            0.02%
Developing Markets Fund Class C ........            N/A            N/A          N/A           64.66%

* The inception dates for Developing Markets Fund Class A, Class B and Class C shares are 01/11/94, 11/03/97 and 03/01/99, respectively.

         The cumulative total returns of Class A and Class B shares of Developing Markets Fund (taking sales charges into account) for the periods shown were as follows. The cumulative total returns for Class A shares reflects, where appropriate, the fees and expenses of the Predecessor Fund and are recomputed to reflect the deduction of the maximum sales charge of 4.75%.


                                                   ONE            FIVE           TEN           SINCE
                                                   YEAR           YEARS         YEARS        INCEPTION*
                                                   ----           -----         -----        ----------
Developing Markets Fund Class A............       53.89%          11.47%         N/A           (4.22)%
Developing Markets Fund Class B............       55.57%            N/A          N/A           (2.81)%
Developing Markets Fund Class C............         N/A             N/A          N/A           63.66%

* The inception dates for Developing Markets Fund Class A, Class B and Class C shares are 01/11/94, 11/03/97 and 03/01/99, respectively.

         The cumulative total returns (not taking sales charges into account) for the Class A, Class B and Class C shares of Latin American Fund, stated as aggregate total returns for the periods shown, were:



                                                   ONE            FIVE           TEN           SINCE
                                                   YEAR           YEARS         YEARS        INCEPTION*
                                                   ----           -----         -----        ----------
Latin American Fund Class A..................     60.10%          (5.95)%        N/A          57.28%
Latin American Fund Class B..................     59.28%          (8.16)%        N/A          23.07%
Latin American Fund Class C..................       N/A             N/A          N/A          80.19%

* The inception dates for Class A, Class B and Class C shares of Latin American Fund are 08/31/91, 04/01/93 and 03/01/99, respectively.


         The aggregate cumulative total returns (taking sales charges into account) for the Class A, Class B and Class C shares of Latin American Fund, stated as aggregate total returns for the periods shown, where:



                                                   ONE            FIVE           TEN           SINCE
                                                   YEAR           YEARS         YEARS        INCEPTION*
                                                   ----           -----         -----        ----------
Latin American Fund Class A..................      52.51%         (10.42)%      N/A            49.84%
Latin American Fund Class B..................      54.28%          (9.98)%      N/A            23.07%
Latin American Fund Class C..................        N/A             N/A        N/A            79.19%

* The inception dates for Class A, Class B and Class C shares of Latin American Fund are 08/13/91, 04/01/93 and 03/01/99, respectively.

PERFORMANCE INFORMATION

         All advertisements of a Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

         A Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

         From time to time AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

         Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. Such publications or media entities may include the following, among others:

Advertising Age                         Fortune                                 New York Times
Barron's                                Global Finance                          Pension World
Best's Review                           Hartford Courant Inc.                   Pensions & Investments
Broker World                            Institutional Investor                  Personal Investor
Business Week                           Insurance Forum                         Financial Services Week
Changing Times                          Insurance Week                          Philadelphia Inquirer
Christian Science Monitor               Investor's Daily                        Smart Money
Consumer Reports                        Journal of the American                 USA Today
Economist                                  Society of CLU & ChFC                U.S. News & World Report
EuroMoney                               Kiplinger Letter                        Wall Street Journal
FACS of the Week                        Money                                   Washington Post
Financial Planning                      Mutual Fund Forecaster                  CNN
Financial Product News                  Mutual Fund Magazine                    CNBC
Financial World                         Nation's Business                       PBS
Forbes

         The Funds and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare each Fund with the following, or compare each Fund's performance to performance data of similar mutual funds as published in the following, among others:

Bank Rate National Monitor Index                                 Moody's Investors Service (publications)
Bear Stearns Foreign Bond Index                                  Morgan Stanley Capital International All
Bond Buyer Index                                                    Country (AC) World Index
CDA/Wiesenberger Investment Company Services                     Morgan Stanley Capital International World
  (data and mutual fund rankings and                                Indices
  comparisons)                                                   Morningstar, Inc. (data and mutual fund rankings
CNBC/Financial News Composite Index                                 and comparisons)
COFI                                                             NASDAQ
Consumer Price Index                                             Organization for Economic Cooperation and
Datastream                                                          Development (publications)
Donoghue's                                                       Salomon Brothers Global Telecommunications
Dow Jones Industrial Average                                        Index
EAFE Index                                                       Salomon Brothers World Government Bond
First Boston High Yield Index                                       Index -Non U.S.
Fitch IBCA, Inc. (publications)                                  Salomon Brothers World Government Bond
Ibbotson Associates International Bond Index                        Index
International Bank for Reconstruction and                        Standard & Poor's (publications)
  Development (publications)                                     Standard & Poor's 500 Composite Stock Price
International Finance Corporation Emerging                          Index
  Markets Database                                               Stangar
International Financial Statistics                               Wilshire Associates
Lehman Bond Indices                                              World Bank (publications and reports)
Lipper Inc. (data and                                            The World Bank Publication of Trends in
  mutual fund rankings and comparisons)                             Developing Countries
Micropal, Inc. (data and mutual fund rankings                    Worldscope
and comparisons)

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10-year Treasuries
         30-year Treasuries
         30-day Treasury Bills

         Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Funds or AIM Distributors. Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for the Funds may also include reference to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

                                    APPENDIX

DESCRIPTION OF BOND RATINGS

         Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories: Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa--Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories: AAA--An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA--An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C--Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC--An obligation rated "CC" is currently highly vulnerable to nonpayment. C--The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2--Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

ABSENCE OF RATING

         Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.    An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS









                                       FS

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Developing Markets Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Developing Markets Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                      SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
INTERESTS-97.49%

ARGENTINA-0.95%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR
  (Banks-Regional)                       62,236   $  1,314,743
--------------------------------------------------------------
Nortel Inversora S.A.-ADR
  (Telephone)                            43,400        656,425
--------------------------------------------------------------
                                                     1,971,168
--------------------------------------------------------------

AUSTRIA-0.26%

Julius Meinl International A.G.
  (Retail-Food Chains)                   44,854        537,951
--------------------------------------------------------------

BRAZIL-10.14%

Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-Pfd. GDR (Retail-Food
  Chains)                                55,700      1,218,437
--------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                         11,791,509        794,356
--------------------------------------------------------------
Companhia de Tecidos Norte de
  Minas (Textiles-Specialty)          7,836,000        553,980
--------------------------------------------------------------
Companhia Energetica de Minas
  Gerais-ADR (Electric Companies)       167,280      2,390,883
--------------------------------------------------------------
Companhia Paranaense de Energia-
  Copel-ADR (Electric Companies)        209,000      1,384,625
--------------------------------------------------------------
Companhia Vale do Rio Doce-Pfd. A
  (Iron & Steel)                    124,700,000      2,478,029
--------------------------------------------------------------
Eletropaulo
  Metropolitana-Eletricidade de
  Sao Paulo S.A. (Electric
  Companies)                         31,201,339      1,422,602
--------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)      21,999,978      3,499,484
--------------------------------------------------------------
Telebras-ADR (Telephone)                 43,853      3,415,052
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A. (Telephone)                   17,750,000      1,228,587
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-Pfd. (Telephone)                 335,563         31,545
--------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)              76,816      1,776,370
--------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A. (Banks-Major
  Regional)(a)                       19,000,472        876,144
--------------------------------------------------------------
                                                    21,070,094
--------------------------------------------------------------

CHILE-0.99%

Compania Cervecerias Unidas
  S.A.-ADR (Beverages-Alcoholic)         40,000        872,500
--------------------------------------------------------------
Enersis S.A.-ADR (Electric
  Companies)                             52,596      1,183,410
--------------------------------------------------------------
                                                     2,055,910
--------------------------------------------------------------

CHINA-0.96%

Beijing Yanhua Petrochemical Co.
  Ltd. (Chemical Diversified)(b)     11,026,000      1,987,153
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
EGYPT-1.11%

Al-Ahram Beverages Co. S.A.E.-GDR
  (Beverages-Alcoholic)                     163   $      4,809
--------------------------------------------------------------
Al-Ahram Beverages Co. S.A.E.-GDR
  (Beverages-Alcoholic) (Acquired
  06/10/97-08/07/97; Cost
  $838,350)(c)                           37,049      1,092,946
--------------------------------------------------------------
Suez Cement Co.-GDR (Building
  Materials)                             71,830      1,203,153
--------------------------------------------------------------
                                                     2,300,908
--------------------------------------------------------------

GREECE-3.32%

Alpha Credit Bank
  (Banks-Regional)                       20,660      1,579,762
--------------------------------------------------------------
Commercial Bank of Greece, S.A.
  (Banks-Major Regional)                 20,400      1,516,985
--------------------------------------------------------------
Hellenic Telecommunication
  Organization S.A.
  (Telecommunication-Cellular/Wireless) 122,988      2,605,761
--------------------------------------------------------------
National Bank of Greece S.A.
  (Banks-Money Center)                   16,708      1,197,725
--------------------------------------------------------------
                                                     6,900,233
--------------------------------------------------------------

HONG KONG-1.22%

China Everbright Ltd. (Land
  Development)                        3,535,500      2,525,975
--------------------------------------------------------------

HUNGARY-2.77%

Matv Rt.-ADR (Telephone)(b)             110,000      3,169,375
--------------------------------------------------------------
MOL Magyar Olaj-es Gazipari
  Rt.-GDR (Oil- Domestic
  Integrated)                           128,000      2,540,800
--------------------------------------------------------------
Pannonplast Rt. (Building
  Materials)(b)                           2,270         36,886
--------------------------------------------------------------
Technoimpex (Services-Commercial
  & Consumer)(b)                          1,400              0
--------------------------------------------------------------
                                                     5,747,061
--------------------------------------------------------------

INDIA-6.21%

Associated Cement Co. Ltd.
  (Construction-
  Cement/Aggregates)                        164            757
--------------------------------------------------------------
BSES Ltd. (Electric Companies)              200            743
--------------------------------------------------------------
Hindustan Lever Ltd. (Aluminum)          73,850      3,914,679
--------------------------------------------------------------
Indian Hotels Co. Ltd.
  (Lodging-Hotels)                           50            423
--------------------------------------------------------------
ITC Ltd. (Tobacco)                      110,428      1,770,638
--------------------------------------------------------------
KEC International Ltd. (Electric
  Companies)                                100            141
--------------------------------------------------------------
Larsen & Toubro Ltd.
  (Manufacturing- Diversified)          150,400      1,379,273
--------------------------------------------------------------
Larsen & Tourbo Ltd.-GDR
  (Manufacturing- Diversified)           65,900      1,430,030
--------------------------------------------------------------
Mahanagar Telephone Nigam Ltd.
  (Telephone)                           142,100        561,067
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
INDIA-(CONTINUED)

Mahindra & Mahindra Ltd.
(Automobiles)(b)                        379,700   $  3,109,499
--------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Health
  Care- Drugs-Generic & Other)              200          4,008
--------------------------------------------------------------
State Bank of India (Banks-Major
  Regional)                               4,650         26,565
--------------------------------------------------------------
Tata Engineering and Locomotive
  Co. Ltd. (Automobiles)                    100            552
--------------------------------------------------------------
Videsh Sanchar Nigam Ltd.
  (Telecommunications-Cellular/Wireless) 44,600        712,485
--------------------------------------------------------------
                                                    12,910,860
--------------------------------------------------------------

INDONESIA-2.87%

PT Indah Kiat Pulp & Paper Corp.
  TbK (Paper & Forest
  Products)(b)                        4,074,000      1,753,217
--------------------------------------------------------------
PT Lippo Bank Tbk (Banks-Major
  Regional)(b)                      128,519,400      4,218,361
--------------------------------------------------------------
                                                     5,971,578
--------------------------------------------------------------

IRELAND-0.28%

Central Asia Growth Fund
  (Investment Management)(b)            331,000        579,250
--------------------------------------------------------------
ISRAEL-3.60%
Bank Leumi Le-Israel (Banks-Money
  Center)                             1,180,113      2,082,201
--------------------------------------------------------------
Blue Square Chain Investments and
  Properties Ltd. (Retail-Food
  Chains)                                78,589      1,079,313
--------------------------------------------------------------
Blue Square-Israel Ltd.-ADR
  (Retail-Food Chains)                   78,100      1,020,181
--------------------------------------------------------------
Discount Investment Corp.
  (Investment Banking/Brokerage)         40,500      1,544,611
--------------------------------------------------------------
Internet Gold-Golden Lines
  (Computers-Software &
  Services)(b)                           74,861        561,458
--------------------------------------------------------------
Jacada Ltd. (Computers-Software &
  Services)(b)                           81,687      1,184,462
--------------------------------------------------------------
Makhteshim-Agan Industries Ltd.
  (Investment Management)(b)                  1              2
--------------------------------------------------------------
                                                     7,472,228
--------------------------------------------------------------

LITHUANIA-0.15%

Vilniaus Bankas A.B.-GDR
  (Banks-Regional)                       54,591        313,898
--------------------------------------------------------------

MALAYSIA-6.61%

Berjaya Sports Toto Berhad
  (Leisure Time- Products)            1,157,000      2,511,908
--------------------------------------------------------------
Commerce Asset-Holdings Berhad
  (Finance- Asset Management)(b)      1,393,000      3,079,263
--------------------------------------------------------------
Public Finance Berhad
  (Banks-Regional)                    1,034,000      1,110,189
--------------------------------------------------------------
Resorts World Berhad
  (Lodging-Hotels)                      776,000      2,225,895
--------------------------------------------------------------
RHB Capital Berhad (Banks-Major
  Regional)                             480,000        432,000
--------------------------------------------------------------
Rothmans of Pall Mall (Malaysia)
  Berhad (Tobacco)(b)                   159,000      1,108,816
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MALAYSIA-(CONTINUED)

Telekom Malaysia Berhad
  (Telephone)                         1,059,000   $  3,260,605
--------------------------------------------------------------
                                                    13,728,676
--------------------------------------------------------------

MEXICO-10.51%

Alpha S.A. de C.V.-Class A
  (Manufacturing- Diversified)          121,000        464,368
--------------------------------------------------------------
Cemex S.A. de C.V.
  (Construction-Cement &
  Aggregates)                           570,392      2,580,557
--------------------------------------------------------------
Cifra S.A. de C.V.
  (Retail-General Merchandise)(b)     1,156,392      1,818,476
--------------------------------------------------------------
Consorcio Ara, S.A. de C.V.
  (Homebuilding)(b)                   1,182,600      1,330,809
--------------------------------------------------------------
Corporacion GEO S.A. de
  C.V.-Series B
  (Construction-Cement &
  Aggregates)(b)                        380,400        965,342
--------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-ADR
  (Beverages-Alcoholic)                 105,474      3,460,866
--------------------------------------------------------------
Grupo Bimbo S.A. de C.V.
  (Foods)(b)                            655,700      1,202,969
--------------------------------------------------------------
Grupo Financiero Bancomer, S.A.
  de C.V.-Class O
  (Banks-Regional)(b)                 5,275,388      1,399,089
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(b)                     50,699      2,154,708
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Telephone)                            56,062      4,793,301
--------------------------------------------------------------
Tubos de Acero de Mexico S.A.-ADR
  (Oil & Gas-Drilling &
  Equipment)                            152,088      1,663,463
--------------------------------------------------------------
                                                    21,833,948
--------------------------------------------------------------

PAKISTAN-0.00%

Dewan Salman Fibre Ltd.
  (Chemicals-Specialty)(b)                    4              2
--------------------------------------------------------------
Pakistan State Oil Co. Ltd.
  (Oil-International Integrated)             78            207
--------------------------------------------------------------
                                                           209
--------------------------------------------------------------

PHILIPPINES-1.63%

Far East Bank & Trust Co.
  (Banks-Regional)                      531,663        908,202
--------------------------------------------------------------
Manila Electric Co. (Electric
  Power)                                409,290      1,122,741
--------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)          66,500      1,367,406
--------------------------------------------------------------
                                                     3,398,349
--------------------------------------------------------------

POLAND-1.98%

Bank Handlowy w Warszawie
  (Banks-Major Regional)(b)              70,000        987,084
--------------------------------------------------------------
Bank Handlowy w Warszawie-GDR
  (Banks-Major Regional)                  2,590         37,057
--------------------------------------------------------------
BRE Bank S.A. (Banks-Major
  Regional)                              31,295        852,927
--------------------------------------------------------------
Elektrim Spolka Akcyjna S.A.
  (Electrical Equipment)(b)             117,144      1,013,332
--------------------------------------------------------------
Telekomunikacja Polska S.A.-GDR
  (Telephone)(b)                        242,000      1,216,050
--------------------------------------------------------------
                                                     4,106,450
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RUSSIA-1.27%

Nizhnekamsknefte Khim (Chemicals-
  Diversified)(b)                       100,000   $     67,000
--------------------------------------------------------------
Russian Telecommunications
  Development Corp.-Non-Voting
  (Telecommunications-
  Cellular-Wireless)(b)                  52,600              1
--------------------------------------------------------------
Russian Telecommunications
  Development Corp.-Voting
  (Telecommunications-
  Cellular-Wireless)(b)                  38,400              0
--------------------------------------------------------------
Surgutneftegaz-ADR
  (Oil-International Integrated)        307,930      2,563,517
--------------------------------------------------------------
                                                     2,630,518
--------------------------------------------------------------

SOUTH AFRICA-8.98%

Anglo American Platinum Corp.
  Ltd. (Metals Mining)                  105,000      3,025,641
--------------------------------------------------------------
Anglo American PLC (Metals
  Mining)                                39,600      2,108,132
--------------------------------------------------------------
Barlow Ltd.
  (Manufacturing-Diversified)           327,200      1,595,383
--------------------------------------------------------------
FirstRand Ltd. (Banks-Regional)       1,643,600      1,899,806
--------------------------------------------------------------
Liberty Life Association of
  Africa Ltd. (Insurance Brokers)       122,624      1,137,903
--------------------------------------------------------------
Rembrandt Group Ltd. (Investment
  Management)                           294,270      2,201,336
--------------------------------------------------------------
Sanlam Ltd.
  (Insurance-Life/Health)             1,798,960      2,064,740
--------------------------------------------------------------
Sappi Ltd. (Paper & Forest
  Products)                             305,000      2,527,391
--------------------------------------------------------------
South African Breweries PLC
  (Beverages- Alcoholic)                210,538      1,844,028
--------------------------------------------------------------
Standard Bank Investment Corp.
  Ltd. (Banks-Major Regional)(b)         75,550        258,291
--------------------------------------------------------------
                                                    18,662,651
--------------------------------------------------------------

SOUTH KOREA-12.31%

Housing & Commercial Bank-GDR
  (Banks-Major Regional)(b)              37,500        991,039
--------------------------------------------------------------
Kia Motors Corp. (Automobiles)(b)       180,900      1,809,754
--------------------------------------------------------------
Kia Motors Corp.-Rts., expiring
  11/09/99 (Automobiles)(b)              30,898         69,549
--------------------------------------------------------------
Korea Electric Power Corp.-ADR
  (Electric Companies)                  116,847      1,840,340
--------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telephone)(b)                         57,450      2,025,113
--------------------------------------------------------------
Merrill Lynch International & Co.
  KOSPI 200-Wts., expiring
  09/14/00 (Investment Banking)       1,582,230     13,101,814
--------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                        123,540      4,123,148
--------------------------------------------------------------
Shinhan Bank-GDR (Banks-Major
  Regional)(b)                           75,747      1,619,092
--------------------------------------------------------------
                                                    25,579,849
--------------------------------------------------------------

TAIWAN-14.79%

ABN AMRO Bank N.V.-EPN, expiring
  04/28/00 (Investment
  Management)(b)(d)                         465      5,184,285
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TAIWAN-(CONTINUED)

ABN AMRO Bank N.V.-EPN, expiring
  09/28/00 (Investment
  Management)(b)(d)                         600   $  5,692,200
--------------------------------------------------------------
Asian Petro Equity Linke (Oil &
  Gas-Refining & Marketing)(b)              361      2,623,835
--------------------------------------------------------------
Austek Computer, Inc. (Computers-
  Hardware)(b)                              773         10,924
--------------------------------------------------------------
Cathay Life Insurance Co., Ltd.
  (Insurance Brokers)                   200,000        517,024
--------------------------------------------------------------
China Development Industrial Bank
  (Investment Management)(b)            937,438      1,391,971
--------------------------------------------------------------
China Steel Corp. (Metals Mining)     3,172,000      2,440,000
--------------------------------------------------------------
Compeq Manufacturing Co., Ltd.
  (Computers-Hardware)                  297,700      1,520,410
--------------------------------------------------------------
Delta Electronics, Inc.
  (Electronics-Component
  Distributors)                         267,480      1,117,311
--------------------------------------------------------------
Hon Hai Precision Industry Co.,
  Ltd. (Electronics-Component
  Distributors)(b)                      355,544      2,432,316
--------------------------------------------------------------
Hon Hai Precision Industry Co.,
  Ltd.-GDR (Electronics-Component
  Distributors)(b)                       46,413        753,051
--------------------------------------------------------------
Nan Ya Plastic Corp.
  (Chemicals-Specialty)                       1              1
--------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.
  (Electronics-Semiconductors)(b)       300,000      1,333,544
--------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.-ADR
  (Electronics-Semiconductors)           80,000      2,770,000
--------------------------------------------------------------
United Microelectronics Corp.
  Ltd. (Electronics-Component
  Distributors)(b)                      578,000      1,503,310
--------------------------------------------------------------
Yang Ming Marine Transport
  (Shipping)(b)                       2,571,000      1,434,637
--------------------------------------------------------------
                                                    30,724,819
--------------------------------------------------------------

THAILAND-0.90%

Siam Commercial Bank PLC
  (Banks-Regional)(b)                   303,850        330,571
--------------------------------------------------------------
Siam Commercial Bank PLC-Pfd.
  (Banks-Regional)(b)                   972,442      1,102,042
--------------------------------------------------------------
Siam Commercial Bank-Wts.,
  expiring 05/10/02
  (Banks-Regional)(b)                 1,248,542        436,093
--------------------------------------------------------------
                                                     1,868,706
--------------------------------------------------------------

TURKEY-3.27%

Haci Omer Sabanci Holding A.S.
  (Investment Management)            71,501,500      2,119,301
--------------------------------------------------------------
Turkiye Is Bankasi (Isbank)
  (Banks-Money Center)               85,258,247      1,684,700
--------------------------------------------------------------
Yapi ve Kredi Bankasi A.S.
  (Banks-Money Center)              205,904,400      2,997,963
--------------------------------------------------------------
                                                     6,801,964
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
VENEZUELA-0.41%

Cia. Anonima Nacional Telefonos
  de Venezuela-ADR
  (Telecommunications- Long
  Distance)                              32,900   $    849,231
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $205,590,442)                                202,529,637
--------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
U.S. DOLLAR DENOMINATED
NON-CONVERTIBLE BONDS &
NOTES-0.00%

SOVEREIGN DEBT-0.00%

Bank of Foreign Economic Affairs
  (Vnesheconombank) (Russia),
  Interest in Arrears Notes,
  5.968%, 12/15/15 (Cost
  $7,777)(e)(f)                    $     45,784          5,322
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MONEY MARKET FUNDS-1.74%

STIC Liquid Assets Portfolio(g)       1,806,852   $  1,806,852
--------------------------------------------------------------
STIC Prime Portfolio(g)               1,806,852      1,806,852
--------------------------------------------------------------
    Total Money Market Funds
      (Cost $3,613,704)                              3,613,704
--------------------------------------------------------------
TOTAL INVESTMENTS-99.23%                           206,148,663
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.77%                                  1,599,357
--------------------------------------------------------------
NET ASSETS-100.00%                                $207,748,020
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
EPN   - Equity Participation Notes
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Rts.  - Rights
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
(b) Non-income producing security.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 10/31/99 was $1,092,945 which represented 0.53% of the Fund's net assets.
(d) Equity participation notes on basket of Taiwan stocks.
(e) The coupon rate shown in floating rate note represents the rate at period end.
(f) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(g) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $209,211,923)       $206,148,663
------------------------------------------------------------
Foreign currencies, at value (cost $2,528,014)     2,503,509
------------------------------------------------------------
Receivables for:
  Investments sold                                   570,570
------------------------------------------------------------
  Fund shares sold                                   699,871
------------------------------------------------------------
  Dividends and interest                             799,063
------------------------------------------------------------
    Total assets                                 210,721,676
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            1,384,045
------------------------------------------------------------
  Fund shares reacquired                             946,210
------------------------------------------------------------
Amount due to custodian bank                           3,446
------------------------------------------------------------
Accrued advisory fees                                173,001
------------------------------------------------------------
Accrued distribution fees                            135,524
------------------------------------------------------------
Accrued accounting services fees                       4,201
------------------------------------------------------------
Accrued transfer agent fees                          127,021
------------------------------------------------------------
Accrued trustees' fees                                 4,882
------------------------------------------------------------
Accrued operating expenses                           195,326
------------------------------------------------------------
    Total liabilities                              2,973,656
------------------------------------------------------------
Net assets applicable to shares outstanding     $207,748,020
============================================================

NET ASSETS:

Class A                                         $157,197,964
============================================================
Class B                                         $ 49,723,202
============================================================
Class C                                         $    411,826
============================================================
Advisor Class                                   $    415,028
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           15,944,507
============================================================
Class B                                            5,079,702
============================================================
Class C                                               42,079
============================================================
Advisor Class                                         42,020
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       9.86
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.86 divided by
      95.25%)                                   $      10.35
============================================================
Class B:
  Net asset value and offering price per share  $       9.79
============================================================
Class C:
  Net asset value and offering price per share  $       9.79
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       9.88
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $294,405 foreign withholding
  tax)                                           $ 3,536,471
------------------------------------------------------------
Interest                                             452,845
------------------------------------------------------------
Securities lending                                   141,802
------------------------------------------------------------
    Total investment income                        4,131,118
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,560,741
------------------------------------------------------------
Accounting services fees                              42,462
------------------------------------------------------------
Custodian fees                                       152,242
------------------------------------------------------------
Distribution fees -- Class A                         439,522
------------------------------------------------------------
Distribution fees -- Class B                         357,273
------------------------------------------------------------
Distribution fees -- Class C                           1,425
------------------------------------------------------------
Transfer agent fees -- Class A                       654,830
------------------------------------------------------------
Transfer agent fees -- Class B                       189,040
------------------------------------------------------------
Transfer agent fees -- Class C                           754
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   2,367
------------------------------------------------------------
Interest (Note 4)                                     18,797
------------------------------------------------------------
Printing fees                                        335,170
------------------------------------------------------------
Other                                                265,876
------------------------------------------------------------
    Total expenses                                 4,020,499
------------------------------------------------------------
Less: Expenses paid indirectly                        (9,544)
------------------------------------------------------------
    Fees waived by advisor                          (747,433)
------------------------------------------------------------
    Net expenses                                   3,263,522
------------------------------------------------------------
Net investment income                                867,596
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities                            3,287,085
------------------------------------------------------------
  Foreign currencies                                (466,771)
------------------------------------------------------------
                                                   2,820,314
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           23,953,037
------------------------------------------------------------
  Foreign currencies                                 (65,862)
------------------------------------------------------------
                                                  23,887,175
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                            26,707,489
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $27,575,085
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999             1998
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $     867,596    $   6,869,096
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            2,820,314      (83,359,123)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            23,887,175       13,741,429
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 27,575,085      (62,748,598)
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                        (1,347,785)     (11,841,080)
--------------------------------------------------------------------------------------------
  Class B                                                            (1,895)          (1,499)
--------------------------------------------------------------------------------------------
  Advisor Class                                                        (510)             (46)
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                        46,116,184     (295,354,688)
--------------------------------------------------------------------------------------------
  Class B                                                        46,956,910          226,865
--------------------------------------------------------------------------------------------
  Class C                                                           409,272               --
--------------------------------------------------------------------------------------------
  Advisor Class                                                     340,305           40,312
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       120,047,566     (369,678,734)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            87,700,454      457,379,188
--------------------------------------------------------------------------------------------
  End of period                                               $ 207,748,020    $  87,700,454
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 462,286,688    $ 250,014,000
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               601,051        1,105,906
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (252,000,704)    (136,393,263)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            (3,139,015)     (27,026,189)
--------------------------------------------------------------------------------------------
                                                              $ 207,748,020    $  87,700,454
============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Developing Markets Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital and its secondary objective is income, to the extent consistent with seeking growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was decreased by $22,262, undistributed net realized losses increased by $118,427,755 and paid-in capital increased by $118,450,017 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $251,405,753 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, and expires in varying increments, if not previously utilized, in the year 2007.
D. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
G. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
H. Indexed Securities--The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, the AIM waived fees of $747,433.

  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $42,462 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $686,201 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $439,522, $357,273 and $1,425, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $16,209 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $6,877 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $9,544 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $9,544 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $337,903 with a weighted average interest rate of 5.33%. Interest expense for the Fund for the year ended October 31, 1999 was $18,797.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $17,226,481 were on loan to brokers. The loans were secured by cash collateral of $17,571,010 received by the Fund. For the year ended October 31, 1999, the Fund received fees of $141,802 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $280,768,924 and $191,097,959, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $ 26,747,536
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (37,735,639)
---------------------------------------------------------
Net unrealized depreciation of investment
  securities                                 $(10,988,103)
=========================================================
Cost of investments for tax purposes is $217,136,766.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                        1999                         1998
                                                              -------------------------   ---------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   -------------
Sold:
  Class A                                                      3,932,389   $ 45,584,475       486,628   $   5,011,027
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        911,202     18,260,670        30,654         314,666
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                        68,223        667,879            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   67,714        758,300         4,782          49,262
---------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisition:**
  Class A                                                      9,961,789     87,235,238            --              --
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,660,631     42,680,510            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   64,652        488,221            --              --
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        125,865        932,660       676,257       8,203,222
---------------------------------------------------------------------------------------------------------------------
  Class B                                                            255          1,881           124           1,499
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       69            510             4              46
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (9,691,690)   (87,636,190)+ (25,963,398)   (308,568,937)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,512,951)   (13,986,150)      (10,213)        (89,300)
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (26,144)      (258,606)           --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (94,292)      (906,727)         (909)         (8,996)
---------------------------------------------------------------------------------------------------------------------
                                                               9,467,712   $ 93,822,671   (24,776,071)  $(295,087,511)
=====================================================================================================================

*  Class C shares commenced sales on March 1, 1999.

** AIM Emerging Markets Fund ("Emerging Markets Fund") and AIM Eastern Europe Fund ("Eastern Europe Fund") transferred all of their assets to the Fund on February 12, 1999 and September 10, 1999, respectively, pursuant to a plan of reorganization and termination. The Fund assumed all of the liabilities of the Emerging Markets Fund and the Eastern Europe Fund. Shareholders of the Emerging Markets Fund and Eastern Europe Fund were issued full and fractional shares of the applicable class of the Fund. The acquisitions, which were approved by the shareholders of Emerging Markets Fund and Eastern Europe Fund on February 10, 1999 and August 25, 1999, respectively, were accomplished by an exchange of 10,912,463 shares of the Fund for the 11,087,719 shares then outstanding of the Emerging Markets Fund and 4,774,609 shares of the Fund for the 5,864,782 shares then outstanding of the Eastern Europe Fund. Based on the opinion of the Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Fund or its shareholders. Emerging Markets Fund's and Eastern Europe Fund's net assets, including ($18,098,264) and ($1,068,554), respectively, of unrealized depreciation were combined with the Fund for total net assets after the acquisition of $159,666,366 and $238,151,276, respectively.

+ This amount includes $370,669 of redemption fees associated with merger of Eastern Europe.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                     CLASS A
                                                ------------------------------------------------------------------------------------
                                                  YEAR          YEAR          TEN MONTHS        YEAR ENDED
                                                 ENDED         ENDED            ENDED          DECEMBER 31,         JANUARY 11, 1994
                                               OCTOBER 31,   OCTOBER 31,      OCTOBER 31,   -------------------      TO DECEMBER 31,
                                                1999(a)        1998(a)         1997(b)        1996       1995             1994
                                               ---------     ----------      -----------    --------   --------     ----------------
Net asset value, beginning of period               7.53      $   12.56       $    13.84     $   11.60     $   12.44     $  15.00
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
Income from investment operations:
  Net investment income                            0.06           0.39(c)(d)       0.25          0.53          0.72         0.35
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
  Net realized and unrealized gain (loss) on
    investments                                    2.36          (5.10)           (1.53)         2.19         (0.84)       (2.46)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
    Net increase (decrease) from investment
      operations                                   2.42          (4.71)           (1.28)         2.72         (0.12)       (2.11)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
  Redemption fees retained                         0.03           0.28               --            --            --           --
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
Distributions to shareholders:
  From net investment income                      (0.12)         (0.60)              --         (0.48)        (0.72)       (0.35)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
  From net realized gain on investments              --             --               --            --            --        (0.10)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
    Total distributions                           (0.12)         (0.60)              --         (0.48)        (0.72)       (0.45)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
Net asset value, end of period                      9.86     $    7.53       $    12.56     $   13.84     $   11.60     $  12.44
=============================================  ========      =========       ==========     =========     =========     ========
Total return(e)                                   33.11%        (37.09)%          (9.25)%       23.59%        (0.95)%     (14.07)%
=============================================  ========      =========       ==========     =========     =========     ========
Ratios and supplemental data:
Net assets, end of period (in 000's)            157,198      $  87,517       $  457,379     $ 504,012     $ 422,348   $  452,872
=============================================  ========      =========       ==========     =========     =========     ========
Ratio of net investment income to average net
  assets:
  With fee waivers                                 0.68%(f)       3.84             2.03%(g)      4.07%         6.33%        2.75%(g)
=============================================  ========      =========       ==========     =========     =========     ========
  Without fee waivers                              0.21%(f)       3.43%            1.95%(g)      4.04%         6.30%        2.75%(g)
=============================================  ========      =========       ==========     =========     =========     ========
Ratio of expenses to average net assets
  excluding interest expense:
  With fee waivers                                 1.90%(f)       1.73%            1.75%(g)      1.82%         1.77%        2.01%(g)
=============================================  ========      =========       ==========     =========     =========     ========
  Without fee waivers                              2.37%(f)       2.14%            1.83%(g)      1.85%         1.80%        2.01%(g)
=============================================  ========      =========       ==========     =========     =========     ========
Ratio of interest expense to average net
  assets (Note 5)                                  0.01%          0.20%          N/A           N/A           N/A          N/A
=============================================  ========      =========       ==========     =========     =========     ========
Portfolio turnover rate                             125%           111%             184%(g)       138%           75%          56%(g)
=============================================  ========      =========       ==========     =========     =========     ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Prior to November 1, 1997 the Fund was known as G.T. Developing Markets Fund, Inc. All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
(c) Before reimbursement the net investment income per share would have been reduced by $0.04.
(d) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(e) Total return does not include sales charges and is not annualized for periods less than one year.
(f)  Ratios are based on average net assets of $123,758,642.
(g)  Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                      CLASS B               CLASS C        ADVISOR CLASS
                                                             -----------------------     -------------- --------------------
                                                                YEAR         YEAR           MARCH 1,        YEAR ENDED
                                                                ENDED        ENDED            1999          OCTOBER 31,
                                                             OCTOBER 31,  OCTOBER 31,    TO OCTOBER 31, --------------------
                                                               1999(a)      1998(a)         1999(a)     1999(a)      1998(a)
                                                               -------      -------         -------     -------      -------
Net asset value, beginning of period                           $  7.49      $ 12.56         $  7.47     $  7.55      $ 12.56
----------------------------------------------------------     -------      -------         -------     -------      -------
Income from investment operations:
  Net investment income (loss)                                    0.01         0.31(b)(c)         --       0.10         0.40(b)(c)
----------------------------------------------------------     -------      -------         -------     -------      -------
  Net realized and unrealized gain (loss) on investments          2.37        (5.07)           2.32        2.39        (5.09)
----------------------------------------------------------     -------      -------         -------     -------      -------
    Net increase (decrease) from investment operations            2.38        (4.76)           2.32        2.49        (4.69)
----------------------------------------------------------     -------      -------         -------     -------      -------
  Redemption fees retained                                          --         0.28              --          --         0.28
----------------------------------------------------------     -------      -------         -------     -------      -------
Distributions to shareholders:
  From net investment income                                     (0.08)       (0.59)             --       (0.16)       (0.60)
----------------------------------------------------------     -------      -------         -------     -------      -------
Net asset value, end of period                                 $  9.79      $  7.49         $  9.79     $  9.88      $  7.55
==========================================================     =======      =======         =======     =======      =======
Total return (based on net asset value)(d)                       32.14%      (39.76)%         31.06%      33.62%      (42.63)%
==========================================================     =======      =======         =======     =======      =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                           $49,723      $   154         $   412     $   415      $    29
==========================================================     =======      =======         =======     =======      =======
Ratio of net investment income (loss) to average net
  assets:
  With fee waivers                                                0.08%(e)     3.09%           0.08%(f)    1.07%(e)     4.09%
==========================================================     =======      =======         =======     =======      =======
  Without fee waivers                                            (0.39)%(e)    2.68%          (0.39)%(f)   0.60%(e)     3.68%
==========================================================     =======      =======         =======     =======      =======
Ratio of expenses to average net assets excluding interest
  expense:
  With fee waivers                                                2.50%(e)     2.48%           2.50%(f)    1.51%(e)     1.48%
==========================================================     =======      =======         =======     =======      =======
  Without fee waivers                                             2.97%(e)     2.89%           2.97%(f)    1.98%(e)     1.89%
==========================================================     =======      =======         =======     =======      =======
Ratio of interest expense to average net assets (Note 5)          0.01%        0.20%           0.01%       0.01%        0.20%
==========================================================     =======      =======         =======     =======      =======
Portfolio turnover rate                                            125%         111%            125%        125%         111%
==========================================================     =======      =======         =======     =======      =======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.04.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $35,727,260 and $447,433 for Class B and Advisor Class, respectively.
(f)  Ratios are annualized and based on average net assets of $208,934.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Latin American Growth Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Latin American Growth Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                       SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.58%

ARGENTINA-11.90%

Acindar Industria Argentina de
  Aceros S.A.-Series B (Iron &
  Steel)(a)                              400,000   $   640,301
--------------------------------------------------------------
Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR (Banks-Regional)       46,118       974,243
--------------------------------------------------------------
Banco Hipotecario S.A.-Wts.
  (Banks-Regional), expiring
  02/02/04(b)                                617       339,350
--------------------------------------------------------------
Banco Rio de La Plata S.A.-ADR
  (Banks-Major Regional)                 100,233     1,290,500
--------------------------------------------------------------
Fivenez Banco Hipotecario
  (Banks-Regional)                       122,243     1,388,143
--------------------------------------------------------------
IRSA Inversiones y Representaciones
  S.A.-GDR (Land Development)             35,157     1,061,302
--------------------------------------------------------------
Juan Minetti S.A.
  (Construction-Cement &
  Aggregates)(a)                         170,390       461,974
--------------------------------------------------------------
Nortel Inversora S.A.-ADR
  (Telephone)                            200,500     3,032,563
--------------------------------------------------------------
Quilmes Industrial S.A.-ADR
  (Beverages-Alcoholic)                 132,164     1,379,462
--------------------------------------------------------------
                                                    10,567,838
--------------------------------------------------------------

BRAZIL-35.74%

C.A. La Electricidad de Caracas-ADR
  (Electric Companies)                    88,588     1,669,866
--------------------------------------------------------------
Caemi Mineracao E Metalurgica
  S.A.-Pfd. (Iron & Steel)            12,750,000       597,656
--------------------------------------------------------------
Companhia Brasileira de Petroleo
  Ipiranga (Oil & Gas-Refining &
  Marketing)                         120,000,000       960,861
--------------------------------------------------------------
Companhia Cimento Portland Itau
  (Construction-Cement &
  Aggregates)                            650,000        64,101
--------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                          17,292,622     1,164,949
--------------------------------------------------------------
Companhia de Tecidos Norte de Minas
  (Textiles-Specialty)                11,622,000       821,637
--------------------------------------------------------------
Companhia Energetica de Minas
  Gerais-ADR (Electric Companies)        114,506     1,636,600
--------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Companies)                             150,782       602,510
--------------------------------------------------------------
Companhia Paranaense de Energia-
  Copel-(Electric Companies)             147,935       980,069
--------------------------------------------------------------
Companhia Vale do Rio Doce-Pfd. A
  (Iron & Steel)                         141,823     2,818,296
--------------------------------------------------------------
Eletropaulo Metropolitana-
  Eletricidade de Sao
  Paulo S.A. (Electric Companies)     38,440,242     1,752,654
--------------------------------------------------------------
Embratel Participacoes S.A.-Pfd.
  (Telecommunications-Long
  Distance)                          109,450,000     1,396,160
--------------------------------------------------------------
Itausa-Investimentos Itau S.A.-Pfd.
  (Investment Management)              3,749,289     2,266,476
--------------------------------------------------------------
Itausa-Investimentos Itau S.A.-Pfd.
  Receipts (Investment Management)       151,050        91,311
--------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)       30,958,655     4,924,520
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
BRAZIL-(CONTINUED)

Tele Centro Sul Participacoes
  S.A.-ADR (Telephone)                    22,500   $ 1,344,375
--------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-Pfd. (Telephone)               52,745,000       886,289
--------------------------------------------------------------
Telecomunicacoes Brasileiras C.M.
  (Telephone)                         41,725,004     2,167,477
--------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.
  (Telephone)(a)                      86,027,000         2,644
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-Pfd. (Telephone)                7,448,813       700,234
--------------------------------------------------------------
Telesp Celular S.A.
  (Telecommunications-
  Cellular/Wireless)                  12,532,000       436,933
--------------------------------------------------------------
Telesp Celular S.A.-Pfd. B
  (Telecommunications-
  Cellular/Wireless)                   6,373,727       333,053
--------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)           49,672,000     1,148,665
--------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A. (Banks-Major
  Regional)(c)                        15,000,200       691,684
--------------------------------------------------------------
Usinas Siderurgicas de Minas Gerais
  S.A.-Pfd. A
  (Manufacturing-Diversified)        160,300,000       583,058
--------------------------------------------------------------
Votorantim Celulose e Papel S.A.
  (Paper & Forest Products)           57,900,000     1,690,727
--------------------------------------------------------------
                                                    31,732,805
--------------------------------------------------------------

CHILE-7.50%

Administradora de Fondos de
  Peniones Provida S.A.-ADR
  (Financial-Diversified)                100,642     1,736,075
--------------------------------------------------------------
Banco de A. Edwards-ADR
  (Banks-Regional)                        41,904       612,846
--------------------------------------------------------------
Compania Cervecerias Unidas
  S.A.-ADR (Beverages-Alcoholic)          67,500     1,472,344
--------------------------------------------------------------
Embotelladora Arica S.A.-ADR
  (Beverages- Non-Alcoholic)
  (Acquired 04/23/99; Cost
  $536,625(d)                             40,500       391,092
--------------------------------------------------------------
Quinenco S.A.-ADR
  (Financial-Diversified)                 29,900       278,444
--------------------------------------------------------------
Sociedad Quimica y Minera de Chile
  S.A.-ADR (Chemicals)                    59,100     1,717,594
--------------------------------------------------------------
Supermercados Unimarc S.A.-ADR
  (Retail-Food Chains)                   207,200       453,250
--------------------------------------------------------------
                                                     6,661,645
--------------------------------------------------------------

MEXICO-35.62%

Alpha S.A. de C.V.-Class A
  (Manufacturing- Diversified)           472,700     1,814,106
--------------------------------------------------------------
Apasco S.A. de C.V.
  (Construction-Cement &
  Aggregates)                            213,731     1,133,675
--------------------------------------------------------------
Carso Global Telecom-Class A1
  (Telephone)(a)                         550,000     3,660,946
--------------------------------------------------------------
Cemex S.A. de C.V.
  (Construction-Cement &
  Aggregates)                            364,968     1,651,181
--------------------------------------------------------------
Cintra S.A. (Airlines)                   393,300       173,437
--------------------------------------------------------------
Consorcio Ara, S.A. de C.V.
  (Homebuilding)(a)                      690,000       776,474
--------------------------------------------------------------
Controladora Comercial Mexicana
  S.A. de C.V. (Retail-Department
  Stores)(e)                           1,750,000     1,448,778
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
MEXICO-(CONTINUED)

Corporacion GEO S.A. de C.V.-Series
  B (Construction-Cement &
  Aggregates)(a)                         271,000   $   687,717
--------------------------------------------------------------
El Puerto de Liverpool S.A. de
  C.V.-Series 1 (Retail-Department
  Stores)                                 45,941        78,838
--------------------------------------------------------------
Fomento Economico Mexicano, S.A. de
  C.V.-ADR (Beverages-Alcoholic)(b)       80,000     2,625,000
--------------------------------------------------------------
Grupo Bimbo S.A. de C.V. (Foods)(a)      579,800     1,063,720
--------------------------------------------------------------
Grupo Carso S.A. de C.V.-Series A1
  (Manufacturing-Diversified)(a)         611,000     2,560,926
--------------------------------------------------------------
Grupo Cementos de Chihuahua S.A. de
  C.V.-Class B (Construction-Cement
  & Aggregates)                          210,000       133,229
--------------------------------------------------------------
Grupo Financiero Bancomer, S.A. de
  C.V.-Class O (Banks-Regional)(a)     4,715,464     1,250,591
--------------------------------------------------------------
Grupo Financiero Banorte S.A. de
  C.V.-Class O
  (Financial-Diversified)(a)           1,500,000     1,872,075
--------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B (Foods)                 1,686,100       841,735
--------------------------------------------------------------
Grupo Mexico S.A.-Series B (Metals
  Mining)                                205,824       744,948
--------------------------------------------------------------
Grupo Posadas S.A.-Series A
  (Lodging-Hotels)(a)                    471,000       254,727
--------------------------------------------------------------
Grupo Posadas S.A.-Series L
  (Lodging-Hotels)(a)                    752,300       344,266
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                     105,600     4,488,000
--------------------------------------------------------------
Industrias Penoles S.A. (Metals
  Mining)                                484,600     1,527,133
--------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                              600,000     1,921,997
--------------------------------------------------------------
Pepsi-Gemex S.A.-GDR (Beverages-
  Non-Alcoholic)(a)                      122,800       567,950
--------------------------------------------------------------
                                                    31,621,449
--------------------------------------------------------------

PANAMA-1.55%

Banco Latinoamericano de
  Exportaciones, S.A.
  (Banks-Regional)                        57,597     1,378,728
--------------------------------------------------------------

PERU-2.80%

Credicorp Ltd.
  (Financial-Diversified)                152,332     1,618,528
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
PERU-(CONTINUED)

Telefonica del Peru S.A.A.-ADR
  (Telephone)                             42,500   $   491,406
--------------------------------------------------------------
Union de Cervecerias Backus &
  Johnston S.A.A.
  (Beverages-Alcoholic)                1,008,223       371,948
--------------------------------------------------------------
                                                     2,481,882
--------------------------------------------------------------

UNITED KINGDOM-1.86%

Antofagasta Holdings PLC (Gold &
  Precious Metals Mining)                240,000     1,649,361
--------------------------------------------------------------

VENEZUELA-0.61%

C.A. La Electricidad de Caracas
  (Electric Companies)(f)                186,266        70,768
--------------------------------------------------------------
Corporacion Venezolana de Cementos
  S.A.C.A.-I (Constructions-Cement
  & Aggregates)                          675,057       293,875
--------------------------------------------------------------
Corporacion Venezolana de Cementos
  S.A.C.A.-II (Constructions-Cement
  & Aggregates)                          446,248       176,606
--------------------------------------------------------------
                                                       541,249
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $102,130,895)                                 86,634,957
--------------------------------------------------------------

                                      PRINCIPAL
                                      AMOUNT(g)
CORPORATE BONDS-0.00%

BRAZIL-0.00%

Companhia Vale do Rio Doce-Non
  Convertible (Cost $0)         BRL      276,400             0
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
MONEY MARKET FUNDS-0.91%

STIC Liquid Assets Portfolio(h)          404,169       404,169
--------------------------------------------------------------
STIC Prime Portfolio(h)                  404,169       404,169
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $808,338)                                        808,338
--------------------------------------------------------------
TOTAL INVESTMENTS-98.49%                            87,443,295
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.51%                  1,344,875
--------------------------------------------------------------
NET ASSETS-100.00%                                 $88,788,170
--------------------------------------------------------------

Investment Abbreviations:

ADR   - American Depositary Receipt
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c) Each unit represents one preferred share of Unibanco and one preferred B share of Unibanco Holdings.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Trustees. The market value at 10/31/99 was $391,092 which represented 0.44% of the Fund's net assets.
(e) Each unit represents three B shares and one C share.
(f) Each unit represents one share of Electricidad de Caracas and one share of Corporacion EDC.
(g) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(h) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.
                                      FS-15

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:
Investments, at value (cost $102,939,233)      $   87,443,295
-------------------------------------------------------------
Foreign currencies, at value (cost $568,244)          573,893
-------------------------------------------------------------
Receivables for:
  Investments sold                                    843,462
-------------------------------------------------------------
  Fund shares sold                                     80,031
-------------------------------------------------------------
  Dividends and interest                              279,049
-------------------------------------------------------------
Other assets                                           20,338
-------------------------------------------------------------
    Total assets                                   89,240,068
-------------------------------------------------------------
LIABILITIES:
Payable for fund shares reacquired                    254,077
-------------------------------------------------------------
Accrued advisory fees                                   9,838
-------------------------------------------------------------
Accrued distribution fees                              40,251
-------------------------------------------------------------
Accrued accounting services fees                        4,247
-------------------------------------------------------------
Accrued transfer agent fees                            21,021
-------------------------------------------------------------
Accrued trustees' fees                                  2,762
-------------------------------------------------------------
Other liabilities                                     119,702
-------------------------------------------------------------
    Total liabilities                                 451,898
-------------------------------------------------------------
Net assets applicable to shares outstanding    $   88,788,170
-------------------------------------------------------------
NET ASSETS:
Class A                                        $   49,788,968
-------------------------------------------------------------
Class B                                        $   38,455,515
-------------------------------------------------------------
Class C                                        $      146,525
-------------------------------------------------------------
Advisor Class                                  $      397,162
-------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                             3,564,736
-------------------------------------------------------------
Class B                                             2,788,851
-------------------------------------------------------------
Class C                                                10,624
-------------------------------------------------------------
Advisor Class                                          28,479
-------------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                      $        13.97
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.97 divided by
      95.25%)                                  $        14.67
-------------------------------------------------------------
Class B:
  Net asset value and offering price per
    share                                      $        13.79
-------------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                      $        13.79
-------------------------------------------------------------
Advisor Class:
  Net asset value, redemption and offering
    price per share                            $        13.95
-------------------------------------------------------------

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:
Dividends (net of $479,760 foreign withholding
  tax)                                          $  3,291,105
------------------------------------------------------------
Interest                                              35,745
------------------------------------------------------------
Securities lending                                    91,156
------------------------------------------------------------
    Total investment income                        3,418,006
------------------------------------------------------------
EXPENSES:
Advisory and administrative fees                     952,046
------------------------------------------------------------
Accounting services fees                              38,349
------------------------------------------------------------
Custodian fees                                        53,267
------------------------------------------------------------
Interest expense (Note 5)                             54,310
------------------------------------------------------------
Distribution fees -- Class A                         273,567
------------------------------------------------------------
Distribution fees -- Class B                         422,771
------------------------------------------------------------
Distribution fees -- Class C                             713
------------------------------------------------------------
Printing fees                                        284,503
------------------------------------------------------------
Trustees' fees                                        11,926
------------------------------------------------------------
Transfer agent fees -- Class A                       338,413
------------------------------------------------------------
Transfer agent fees -- Class B                       261,324
------------------------------------------------------------
Transfer agent fees -- Class C                           445
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   3,624
------------------------------------------------------------
Other                                                 93,931
------------------------------------------------------------
    Total expenses                                 2,789,189
------------------------------------------------------------
Less: Expenses paid indirectly                        (3,131)
------------------------------------------------------------
    Fees waived by advisor                          (572,144)
------------------------------------------------------------
    Net expenses                                   2,213,914
------------------------------------------------------------
Net investment income                              1,204,092
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:
Net realized gain (loss) from:
  Investment securities                          (29,737,138)
------------------------------------------------------------
  Foreign currencies                                (539,564)
------------------------------------------------------------
                                                 (30,276,702)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           48,113,915
------------------------------------------------------------
  Foreign currencies                                 (35,910)
------------------------------------------------------------
                                                  48,078,005
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                            17,801,303
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 19,005,395
------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $  1,204,092    $   1,153,228
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (30,276,702)     (18,715,746)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                48,078,005      (54,475,416)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                19,005,395      (72,037,934)
-------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                         (703,214)        (219,544)
-------------------------------------------------------------------------------------------
  Class B                                                         (122,741)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                     (9,487)          (5,514)
-------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                      (22,064,281)     (61,587,566)
-------------------------------------------------------------------------------------------
  Class B                                                      (15,015,084)     (52,032,524)
-------------------------------------------------------------------------------------------
  Class C                                                          158,037               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (144,362)         (13,073)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (18,895,737)    (185,896,155)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          107,683,907      293,580,062
-------------------------------------------------------------------------------------------
  End of period                                               $ 88,788,170    $ 107,683,907
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $167,043,253    $ 204,122,934
-------------------------------------------------------------------------------------------
  Undistributed net investment income                              675,072          831,995
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (63,367,151)     (33,630,013)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (15,563,004)     (63,641,009)
-------------------------------------------------------------------------------------------
                                                              $ 88,788,170    $ 107,683,907
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Latin American Growth Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
       On October 31, 1999, undistributed net investment income was decreased by $525,573, undistributed net realized gains increased by $539,564 and paid-in capital decreased by $13,991 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $61,871,107 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, and expires in varying increments, if not previously utilized, in the year 2007.

D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

H. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk,adverse political and economic developments and possible adverse foreign government intervention.

I. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $572,144.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $38,349 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $570,779 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $273,567, $422,771 and $713, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,934 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $536 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $3,131 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $3,131 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $965,592 with a weighted average interest rate of 5.62%. Interest expense for the Fund for the year ended October 31, 1999 was $54,310.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $2,926,733 were on loan to brokers. The loans were secured by cash collateral of $2,985,267 received by the Fund. For the year ended October 31, 1999, the Fund received fees of $91,156 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $28,967,058 and $62,536,455, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $ 10,237,584
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (27,229,564)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $(16,991,980)
=========================================================

Cost of investments for tax purposes is $104,435,275.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                         1998
                                                              --------------------------   ---------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              -----------   ------------   -----------   -------------
Sold:
  Class A                                                      10,698,303   $130,700,031    31,480,158   $ 504,106,417
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,074,686     14,304,893    14,533,097     243,328,768
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         20,395        302,050            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   103,353      1,459,954     1,261,470      24,366,740
----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                          56,745        633,836         8,770         183,909
----------------------------------------------------------------------------------------------------------------------
  Class B                                                           9,959        110,343            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       833          9,259           261           5,468
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (12,381,943)  (153,398,148)  (34,474,810)   (565,877,892)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,351,288)   (29,430,320)  (17,417,330)   (295,361,292)
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         (9,771)      (144,013)           --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (106,874)    (1,613,575)   (1,263,040)    (24,385,281)
----------------------------------------------------------------------------------------------------------------------
                                                               (2,885,602)  $(37,065,690)   (5,871,424)  $(113,633,163)
======================================================================================================================

*  Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                               1999       1998(a)     1997(a)      1996(a)      1995(a)
                                                              -------     -------     --------     --------     --------
Net asset value, beginning of period                          $ 11.70     $ 19.50     $  17.95     $  15.38     $  26.11
--------------------------------------------------------      -------     -------     --------     --------     --------
Income from investment operations:
  Net investment income (loss)                                   0.21        0.13(b)      0.11         0.09         0.15
--------------------------------------------------------      -------     -------     --------     --------     --------
  Net realized and unrealized gain (loss) on investments         2.20       (7.90)        1.44         2.59        (9.28)
--------------------------------------------------------      -------     -------     --------     --------     --------
  Net increase (decrease) from investment operations             2.41       (7.77)        1.55         2.68        (9.13)
--------------------------------------------------------      -------     -------     --------     --------     --------
Distributions to shareholders:
  From net investment income                                    (0.14)      (0.03)          --        (0.08)          --
--------------------------------------------------------      -------     -------     --------     --------     --------
  From net realized gain on investments                            --          --           --           --        (1.60)
--------------------------------------------------------      -------     -------     --------     --------     --------
  In excess of net investment income                               --          --           --        (0.03)          --
--------------------------------------------------------      -------     -------     --------     --------     --------
    Total distributions                                         (0.14)      (0.03)          --        (0.11)       (1.60)
--------------------------------------------------------      -------     -------     --------     --------     --------
Net asset value, end of period                                $ 13.97     $ 11.70     $  19.50     $  17.95     $  15.38
========================================================      =======     =======     ========     ========     ========
Total return(c)                                                 20.93%     (39.86)%       8.52%       17.52%      (37.16)%
========================================================      =======     =======     ========     ========     ========
Ratios and supplemental data:
Net assets, end of period (in 000s)                           $49,789     $60,720     $159,496     $177,373     $182,462
--------------------------------------------------------      -------     -------     --------     --------     --------
Ratio of net investment income to average net assets:
  With fee waivers                                               1.44%(d)    0.78%        0.52%        0.46%        0.86%
--------------------------------------------------------      -------     -------     --------     --------     --------
  Without fee waivers                                            0.85%(d)    0.64%        0.42%        0.39%        0.85%
========================================================      =======     =======     ========     ========     ========
Ratio of expenses to average net assets (excluding
  interest expense):
  With fee waivers                                               2.00%(d)    2.00%        1.96%        2.03%        2.11%
--------------------------------------------------------      -------     -------     --------     --------     --------
  Without fee waivers                                            2.59%(d)    2.14%        2.06%        2.10%        2.12%
========================================================      =======     =======     ========     ========     ========
Ratio of interest expense to average net assets                  0.06%       0.17%         N/A          N/A          N/A
--------------------------------------------------------      -------     -------     --------     --------     --------
Portfolio turnover rate                                            30%         39%         130%         101%         125%
========================================================      =======     =======     ========     ========     ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $.02.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average net assets of $54,713,405.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                  1999        1998(a)    1997(a)     1996(a)     1995(a)
                                                              ------------    -------    --------    --------    --------
Net asset value, beginning of period                            $ 11.49      $ 19.23     $  17.78    $  15.21    $  25.94
-----------------------------------------------------------     -------      -------     --------    --------    --------
Income from investment operations:
  Net investment income                                            0.17         0.04(b)      0.01          --        0.06
-----------------------------------------------------------     -------      -------     --------    --------    --------
  Net realized and unrealized gain (loss) on investments           2.16        (7.78)        1.44        2.59       (9.19)
-----------------------------------------------------------     -------      -------     --------    --------    --------
  Net increase (decrease) from investment operations               2.33        (7.74)        1.45        2.59       (9.13)
-----------------------------------------------------------     -------      -------     --------    --------    --------
Distributions to shareholders:
  From net investment income                                      (0.03)          --           --       (0.01)         --
-----------------------------------------------------------     -------      -------     --------    --------    --------
  From net realized gain on investments                              --           --           --          --       (1.60)
-----------------------------------------------------------     -------      -------     --------    --------    --------
  In excess of net investment income                                 --           --           --       (0.01)         --
-----------------------------------------------------------     -------      -------     --------    --------    --------
    Total distributions                                           (0.03)          --           --       (0.02)      (1.60)
-----------------------------------------------------------     -------      -------     --------    --------    --------
Net asset value, end of period                                  $ 13.79      $ 11.49     $  19.23    $  17.78    $  15.21
===========================================================     =======      =======     ========    ========    ========
Total return(c)                                                   20.36%      (40.19)%       8.04%      17.02%     (37.42)%
===========================================================     =======      =======     ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                            $38,456      $46,599     $133,448    $137,400    $134,527
===========================================================     =======      =======     ========    ========    ========
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                 0.94%(d)     0.28%        0.02%      (0.04)%      0.36%
-----------------------------------------------------------     -------      -------     --------    --------    --------
  Without fee waivers                                              0.35%(d)     0.14%       (0.08)%     (0.11)%      0.35%
===========================================================     =======      =======     ========    ========    ========
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers                                                 2.50%(d)     2.50%        2.46%       2.53%       2.61%
-----------------------------------------------------------     -------      -------     --------    --------    --------
  Without fee waivers                                              3.09%(d)     2.64%        2.56%       2.60%       2.62%
===========================================================     =======      =======     ========    ========    ========
Ratio of interest expenses to average net assets                   0.06%        0.17%         N/A         N/A         N/A
-----------------------------------------------------------     -------      -------     --------    --------    --------
Portfolio turnover rate                                              30%          39%         130%        101%        125%
===========================================================     =======      =======     ========    ========    ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.02.
(c)  Total return does not include sales charges.
(d)  Ratios are based on average net assets of $42,277,069.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                CLASS C                                   ADVISOR CLASS
                                            ----------------    -----------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                            MARCH 1, 1999 TO    -------------------------------------------     JUNE 1, 1995 TO
                                            OCTOBER 31, 1999     1999       1998(a)     1997(a)     1996(a)   OCTOBER 31, 1995(a)
                                            ----------------    ------      -------     -------     -------   -------------------
Net asset value, beginning of period             $10.21         $11.71      $19.57      $17.94      $15.40          $15.95
-----------------------------------------        ------         ------      ------      ------      ------          ------
Income from investment operations:
  Net investment income                            0.12           0.31        0.21(b)     0.19        0.17            0.09
-----------------------------------------        ------         ------      ------      ------      ------          ------
  Net realized and unrealized gain (loss)
    on investments                                 3.46           2.16       (7.92)       1.44        2.58           (0.64)
-----------------------------------------        ------         ------      ------      ------      ------          ------
    Net increase (decrease) from
      investment operations                        3.58           2.47       (7.71)       1.63        2.75           (0.55)
-----------------------------------------        ------         ------      ------      ------      ------          ------
Distributions to shareholders:
  From net investment income                         --          (0.23)      (0.15)         --       (0.14)             --
-----------------------------------------        ------         ------      ------      ------      ------          ------
  In excess of net investment income                 --             --          --          --       (0.07)             --
-----------------------------------------        ------         ------      ------      ------      ------          ------
    Total distributions                              --          (0.23)      (0.15)         --       (0.21)             --
-----------------------------------------        ------         ------      ------      ------      ------          ------
Net asset value, end of period                   $13.79         $13.95      $11.71      $19.57      $17.94          $15.40
=========================================        ======         ======      ======      ======      ======          ======
Total return(c)                                   35.06%         21.56%     (39.67)%      8.91%      18.16%          (3.45)%
=========================================        ======         ======      ======      ======      ======          ======
Ratios and supplemental data:
Net assets, end of period (in 000's)             $  147         $  397      $  365      $  636      $  818          $  369
=========================================        ======         ======      ======      ======      ======          ======
Ratio of net investment income to average
  net assets:
  With fee waivers                                 0.94%(d)       1.94%(e)    1.28%       1.02%       0.96%           1.36%(f)
-----------------------------------------        ------         ------      ------      ------      ------          ------
  Without fee waivers                              0.35%(d)       1.35%(e)    1.14%       0.92%       0.89%           1.35%(f)
=========================================        ======         ======      ======      ======      ======          ======
Ratio of expenses to average net assets
  (excluding interest expense):
  With fee waivers                                 2.50%(d)       1.50%(e)    1.50%       1.46%       1.53%           1.61%(f)
-----------------------------------------        ------         ------      ------      ------      ------          ------
  Without fee waivers                              3.09%(d)       2.09%(e)    1.64%       1.56%       1.60%           1.62%(f)
=========================================        ======         ======      ======      ======      ======          ======
Ratio of interest expense to average net
  assets                                           0.06%          0.06%       0.17%        N/A         N/A             N/A
-----------------------------------------        ------         ------      ------      ------      ------          ------
Portfolio turnover rate                              30%            30%         39%        130%        101%            125%
=========================================        ======         ======      ======      ======      ======          ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.02.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $106,283.
(e)  Ratios are based on average net assets of $583,904.
(f)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                                                                     APPENDIX II

                         ANNUAL REPORT / OCTOBER 31 1999



                         AIM EMERGING MARKETS DEBT FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                                 [ COVER IMAGE ]

                      ------------------------------------

              REFLECTION OF THE SUN IN THE SEA BY NICOLAS TARKHOFF

           A FREQUENT SYMBOL IN NICOLAS TARKHOFF'S PAINTINGS WAS THE

           SUN, WHICH HE SAW AS A SYMBOL OF REBIRTH AND OPPORTUNITY.

         WHILE GLOBAL EVENTS CAN CREATE VOLATILE INVESTMENT CONDITIONS

        IN EMERGING MARKETS, AIM BELIEVES THAT A DISCIPLINED INVESTMENT

             APPROACH, SUPPORTED BY THOROUGH RESEARCH AND ANALYSIS,

            CREATES OPPORTUNITY FOR PROFIT IN THE CHANGING WORLD OF

                               EMERGING MARKETS.

                      ------------------------------------

AIM Emerging Markets Debt Fund is for shareholders who primarily seek a high level of current income and secondarily seek capital appreciation. The fund invests primarily in debt securities of issuers located in emerging markets.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Emerging Markets Debt Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o Had the advisor not absorbed fund expenses in the past, performance figures would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to zero at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales-charge structure and expenses.
o AIM Emerging Markets Debt Fund's average annual total returns (including sales charges) as of 9/30/99 (the most recent calendar quarter end), are as follows: for Class A shares, one year, 14.04%; five years, 4.12%; inception (10/22/92), 7.61%. For Class B shares, one year, 14.01%; five years, 4.23%;
    inception (10/22/92), 7.68%. For Class C shares, date sales commenced (3/1/99), 6.30%. For Advisor Class shares, one year, 20.43%; inception (6/1/95), 7.19%.
o Because Class C shares have been offered for less than a year (since 3/1/99), the return provided is the cumulative total return that has not been annualized.
o Sales charges do not apply to Advisor Class shares. Beginning 3/1/99, Advisor Class shares were closed to new investors.
o The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o During the fiscal year ended 10/31/99, the fund's Class A shares paid distributions of $0.9300; Class B shares, $0.8770; Class C shares, $0.5640; and Advisor Class shares, $0.9580.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The J.P. Morgan Emerging Markets Bond Index (often referred to as the Brady index) tracks total returns for traded external-debt Brady bonds (foreign bonds collateralized by U.S. Treasury bonds) in 10 emerging bond markets. It is measured in U.S. dollars, and it reflects the results of reinvested coupons.
o The J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) is a market-value-weighted average of government bonds from 13 emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

        AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT
       INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
      OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE
                           SOME OR ALL OF YOUR MONEY.


        This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                         AIM EMERGING MARKETS DEBT FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
    [PHOTO OF       faith in two long-established principles of investing:
   Charles T.       portfolio diversification and long-term thinking. We could
     Bauer,         title this report "What a Difference a Year Makes."
  Chairman of           An investor surveying conditions when the fiscal year
  the Board of      opened on October 31, 1998, saw a market dominated by
    THE FUND        large-capitalization stocks and high-quality bonds,
 APPEARS HERE]      especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run-and the long run is several years-the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered trademark--

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      ------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                      ------------------------------------


                         AIM EMERGING MARKETS DEBT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND FINISHES VOLATILE YEAR
WITH UPBEAT OUTLOOK

THE REPORTING PERIOD WAS ONE OF THE WORST IN HISTORY FOR BOND MARKETS. HOW DID THE FUND PERFORM?
During the past 12 months, the bond markets seemed to have been afflicted by the old Chinese curse, "May you live to see interesting times"-it was certainly an interesting year. Emerging-markets debt securities, however, fared well overall. The widely followed J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) showed a return of 19.98% for the year ended October 31, 1999, while the J.P. Morgan EMBI (Brady) returned 16.66%. Our fund also ended this volatile year on a very positive note, as shown in the table below.

YOUR FUND'S PERFORMANCE

As of 10/31/99, excluding sales charges

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

CLASS A SHARES
1 Year                         18.38%

CLASS B SHARES
1 Year                         17.61%

ADVISOR CLASS SHARES
1 Year                         18.87%

CLASS C SHARES*
Inception (3/1/99)             11.74%

*Cumulative total return that has not been
 annualized
================================================================================

    As of October 31, 1999, the fund's 30-day distribution rates at net asset value were 10.84% for Class A shares, 10.19% for Class B shares, 11.23% for Advisor Class shares and 10.19% for Class C shares. The 30-day SEC yields at maximum offering price were 8.43% for Class A shares, 8.21% for Class B shares, 9.24% for Advisor Class shares and 8.21% for Class C shares.

WHAT WERE THE BIGGEST CHALLENGES FACING EMERGING-MARKETS DEBT SECURITIES IN THE REPORTING PERIOD?
The last 12 months were quite volatile, with markets seesawing between valleys and peaks. In fall 1998, the fund's performance took a hit--as did virtually the entire non-investment-grade bond market--after Russia effectively declared bankruptcy in August. Then the underweighted Russian position we held after the crisis hurt fund performance early in 1999, when Russian assets doubled on expectations that euro-bonds would continue to be serviced. The January devaluation of the Brazilian real also affected the fund somewhat, although we were underweight in Brazil at the time and escaped the worst of the devaluation's effects on the market.
    After a strong rally from early March to the end of April, all the emerging markets softened in sympathy with Brazil as it suffered through an investigation of its central-bank president. In July and August, the market remained flat amid concerns regarding the political situation in Brazil, Argentina's debt profile and the looming default of Ecuador on its Brady bonds. These country-specific issues were compounded by worries over the direction of U.S. interest rate policy, new-issue supply in the corporate and high-yield markets, and potential year 2000 "bug" (Y2K) issues.

WHAT POSITIVES COUNTERBALANCED THESE CHALLENGES?
Emerging-markets bonds have been--and still are--some of the cheapest assets in the fixed-income marketplace. Uncertainty about Y2K, the Dow Jones Industrial Average's ups and downs, and concerns about interest rate increases have created a lack of support for the market, which in turn makes for buying opportunities. We are also seeing effects from the end of a series of crises that erupted over a period of about 18 months, beginning with the Asian crisis in the fall of 1997 and ending with Brazil's central-bank scandal. These crises, along with the other events mentioned, have driven valuations to historically low levels.
    So while the fund did face challenges, those challenges resulted in a lot of prospects for bargain buying. We've also seen a large reduction in market liquidity, which positively affects emerging-markets debt because it discourages non-dedicated money, such as hedge funds, from moving in and out of the asset class and increasing volatility.
    In addition, we made some improvements to the proprietary models we use to manage the fund and added a new one to try to prevent or lessen the impact of another situation like the 1998 Russian default.

WHAT COUNTRIES IN PARTICULAR HAVE PERFORMED WELL?
Around the world, Asian debt has been one of the top performers. We increased the portfolio's diversification by shifting money from Latin America to this region in late summer--especially to South Korea, the Philippines and Malaysia--given that issuance and liquidity in Asia increased over

                      ------------------------------------

                          THE YEAR HAS BEEN MARKED BY

                     WIDE VARIATIONS IN INVESTMENT RETURNS

                         ACROSS REGIONS, COUNTRIES AND

                          SECURITIES. WE THINK WE HAVE

                              THE RIGHT POSITIONS

                          TO OUTPERFORM GOING FORWARD.

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM EMERGING MARKETS DEBT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

===================================================================================================================================
TOP FIVE BOND HOLDINGS                                                   FUND ALLOCATION (Pie Chart)

COUNTRY      COUPON      MATURITY    SECURITY  % OF PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
South Korea   8.875     4/2008       Notes       4.37%                   MALAYSIA 2.38%                 BRAZIL 21.18%


Brazil        7.00      4/2012       Bonds       4.11                    POLAND 2.63%


Brazil        8.00      4/2014       Bonds       4.05                    CASH/CASH EQUIVALENTS 3.00%    MEXICO 17.08%


Russia       11.75      6/2003       Bonds       3.93                    UNITED STATES 3.78%            OTHER 15.91%


Mexico       11.50      5/2026       Bonds       3.87                    SOUTH KOREA 4.37%              RUSSIA 6.74%

                                                                         VENEZUELA 4.40%

                                                                         BULGARIA 4.67%                 ARGENTINA 13.86%

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

the past year. Although we reduced our exposure to Brazil and Argentina during the same period because of concerns about fiscal management and the slow pace of reform, we now plan to increase the allocation to Brazil because of its positive performance.
    Mexico was another strong position for the fund last year. We ended the fiscal year with a large weighting there--a position we've held for some time because of Mexico's relatively stable political situation and because the country's public-sector finances are more in hand. We now plan to reduce exposure there because in the short to intermediate term, we feel Brazil offers higher returns. Mexico has a presidential election in July 2000, which has historically been a time of very high volatility--in fact, the last three elections ended in an economic crisis. We certainly don't expect that this time, but we do feel that the chance of some moderate volatility could allow us to re-enter the market at a more favorable level.

WHAT'S YOUR STRATEGY FOR THE SHORT TERM?
Recovery was the theme at the beginning of the year, and it may yet be the theme for both the short and the long term. Emerging markets have begun to exhibit much less volatility, which we expected because of Y2K concerns-many investors are adopting a conservative investment posture until January 2000. We selected more income-generating assets toward the end of the fiscal year, which may provide a cushion in turbulent markets, and we also plan to maintain a modest cash position over the new year.

WHAT'S THE OUTLOOK FOR 2000?
Historically, bond markets have staged a recovery on the heels of an extended period of poor performance, and we look for 2000 to follow that trend. We're optimistic about emerging markets because the major countries in our investment universe continue to follow market-friendly economic policies--there appears to be little appetite for a return to the state-controlled, low-growth, high-inflation policies of the past. We believe this trend of solid economic policy will drive performance in the coming year--and may offer investors a rare investment opportunity right now.

                      ------------------------------------

                          WE BELIEVE THE MARKET OFFERS

                          EXCELLENT LONG-TERM VALUE AT

                        CURRENT LEVELS AND LOOK FOR 2000

                            TO BE A YEAR OF RECOVERY

                                FOR BOND MARKETS.

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM EMERGING MARKETS DEBT FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM EMERGING MARKETS DEBT FUND VS. BENCHMARK INDEX

10/22/92-10/31/99

($10,000 Hypo Chart)
in thousands
================================================================================
           AIM               AIM
           EMERGING MARKETS  EMERGING MARKETS  J.P. MORGAN
           DEBT FUND         DEBT FUND         EMBI
           CLASS A SHARES    CLASS B SHARES    (BRADY) INDEX
--------------------------------------------------------------------------------
10/22/92     9,525            10,000            10,000
10/93       13,681            14,260            14,011
10/94       12,799            13,269            12,693
10/95       13,159            13,543            13,710
10/96       18,297            18,710            19,180
10/97       20,944            21,286            21,866
10/98       14,645            14,796            20,511
10/99       17,338            17,401            23,928

Source: Lipper Inc.

Past performance cannot guarantee comparable future results.
================================================================================

     MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

The chart compares your fund's Class A and B shares to a benchmark index. It is intended to give you a general idea of how your fund compared to the bond market over the period 10/22/92-10/31/99. (Please note that the index performance figures are for the period 10/31/92-10/31/99.) It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. Unlike your fund, an index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges
===============================================================================
CLASS A SHARES
-------------------------------------------------------------------------------
 10 years                          8.15%
  5 years                          5.22
  1 year                          12.78*

* 18.38% excluding sales charges

CLASS B SHARES
-------------------------------------------------------------------------------
Inception (4/1/93)                 8.21%
  5 years                          5.36
  1 year                          12.61*

* 17.61% excluding sales charges

CLASS C SHARES*
-------------------------------------------------------------------------------
Inception (3/1/99)                10.74%
* Total return provided is cumulative total return that has not been annualized; 11.74% excluding sales charges.

ADVISOR CLASS SHARES*
-------------------------------------------------------------------------------
Inception (6/1/95)                 8.06
  1 year                          18.87

* Sales charges do not apply to Advisor shares.
===============================================================================


Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Advisor Class shares will differ from Class A, Class B and Class C shares due to differing fees and expenses. For fund performance calculations and a description of an index cited on this page, please refer to the inside front cover.


                         AIM EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

CORPORATE BONDS-12.57%

ARGENTINA-2.29%

Banco Hipotecario S.A.
  (Banks-Regional), Sr. Unsec.
  Unsub. Notes, 10.00%, 04/17/03
  (Acquired 04/07/98; Cost
  $1,277,171)(b)                    $ 1,279,000   $  1,179,877
--------------------------------------------------------------
CEI Citicorp Holdings S.A.
  (Investment Banking/Brokerage),
  Bonds, 11.25%, 02/14/07
  (Acquired 08/13/99; Cost
  $2,175,315)(b)(c)               ARS   3,000,000    2,333,597
--------------------------------------------------------------
                                                     3,513,474
--------------------------------------------------------------

BRAZIL-1.83%

Banco Nacional De Desenvolri
  (Banks- Regional), Unsec. Unsub.
  Floating Rate Notes, 13.64%,
  06/16/08(d)                         3,250,000      2,810,997
--------------------------------------------------------------

CAYMAN ISLANDS-1.15%

PDVSA Finance Ltd.,
  (Banks-Regional), Sr. Unsec.
  Notes, 9.75%, 02/15/10 (Acquired
  03/31/99; Cost $1,837,494)(b)       1,850,000      1,753,469
--------------------------------------------------------------

JAMAICA-1.06%

Mechala Group
  (Manufacturing-Diversified),
  Series B, Sr. Gtd. Sub. Notes,
  12.75%, 12/30/99                    4,134,000      1,622,595
--------------------------------------------------------------

MEXICO-6.24%

Alestra S.A., Sr. Notes, 12.625%
  5/15/09                             3,918,000      3,790,665
--------------------------------------------------------------
Fideicomiso Petacalco Trust-Topolo
  (Financial-Diversified), Sec.
  Notes, 10.16%, 12/23/09
  (Acquired 06/25/99; Cost
  $1,575,000)(b)                      1,750,000      1,540,000
--------------------------------------------------------------
Grupo Televisa S.A.
  (Entertainment), Sr. Disc.
  Notes, 13.25%, 05/15/08(e)          2,400,000      2,055,000
--------------------------------------------------------------
Petroleos Mexicanos (Oil &
  Gas-Refining & Marketing),
  Sr. Gtd. Sub. Bonds, 9.50%,
  09/15/27                              300,000        257,250
--------------------------------------------------------------
  Unsub. Bonds, 9.50%, 09/15/27       2,000,000      1,925,000
--------------------------------------------------------------
                                                     9,567,915
--------------------------------------------------------------
    Total Corporate Bonds (Cost
      $20,115,100)                                  19,268,450
--------------------------------------------------------------

GOVERNMENT BONDS & GOVERNMENT
  AGENCY OBLIGATIONS-80.32%

ARGENTINA-11.42%

Province of Buenos Aires, Series
  2, Unsec. Unsub. Notes, 12.50%,
  03/15/02                            1,100,000      1,086,250
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

ARGENTINA-(CONTINUED)

Republic of Argentina,
  Floating Rate Deb., 6.8125%,
  03/31/05(d)                       $ 4,092,000   $  3,666,526
--------------------------------------------------------------
  Series L, Floating Rate Gtd.
    Bonds, 6.00%, 03/31/23(d)         4,670,000      3,576,281
--------------------------------------------------------------
  Unsec. Unsub. Bonds,
    11.375%, 01/30/17                 3,395,000      3,250,713
--------------------------------------------------------------
    9.75%, 09/19/27                   6,959,000      5,923,849
--------------------------------------------------------------
                                                    17,503,619
--------------------------------------------------------------

BRAZIL-19.35%

Republic of Brazil,
  Bonds,
    11.625%, 04/15/04                 1,009,000        967,379
--------------------------------------------------------------
    5.75%, 04/15/24(f)                4,220,000      2,540,271
--------------------------------------------------------------
  Floating Rate Deb., 6.9375%,
    04/15/06(d)                       4,136,000      3,397,782
--------------------------------------------------------------
  Floating Rate Gtd. Notes, 7.00%,
    04/15/09(d)                       2,100,000      1,553,177
--------------------------------------------------------------
  Floating Rate Gtd. Bonds,
    7.00%, 04/15/12(d)                9,493,000      6,297,836
--------------------------------------------------------------
    6.9375%, 04/15/24(d)              5,450,000      3,816,684
--------------------------------------------------------------
  Notes, 14.50%, 10/15/09             2,014,000      2,091,539
--------------------------------------------------------------
  Series C, Bonds, 8.00%, 04/15/14    9,175,507      6,215,626
--------------------------------------------------------------
  Unsec. Bonds, 10.125%, 05/15/27     3,520,000      2,786,164
--------------------------------------------------------------
                                                    29,666,458
--------------------------------------------------------------

BULGARIA-4.67%

Republic of Bulgaria,
  Series A, Gtd. Bonds, 2.75%,
    07/28/12(f)                       3,520,000      2,379,041
--------------------------------------------------------------
  Series A, Gtd. Floating Rate
    Sec. Bonds, 6.50%, 07/28/24(d)    3,999,000      2,984,670
--------------------------------------------------------------
  Floating Rate PDI Deb., 6.50%,
    07/28/11(d)                       2,350,000      1,795,896
--------------------------------------------------------------
                                                     7,159,607
--------------------------------------------------------------

COLOMBIA-1.80%

Republic of Colombia,
  Unsec. Unsub. Notes, 7.625%,
  02/15/07                            1,880,000      1,551,000
--------------------------------------------------------------
  Unsub. Notes, 9.75%, 04/23/09       1,324,000      1,208,150
--------------------------------------------------------------
                                                     2,759,150
--------------------------------------------------------------

QATAR-1.13%

State of Qatar, Bonds, 9.50%,
  05/21/09 (Acquired 06/25/99;
  Cost $1,674,580)(b)                 1,658,000      1,728,714
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

KAZAKHSTAN-1.74%

Republic of Kazakhstan, Bonds,
  13.625%, 10/18/04 (Acquired
  09/28/99; Cost $2,669,490)(b)     $ 2,700,000   $  2,673,000
--------------------------------------------------------------

KOREA-4.37%

Republic of Korea, Unsub. Unsec.
  Notes, 8.875%, 04/15/08             6,435,000      6,707,155
--------------------------------------------------------------

LEBANON-1.22%

Republic of Lebanon, Series 3,
  Notes, 10.25%, 10/06/09             1,850,000      1,869,686
--------------------------------------------------------------

MALAYSIA-2.38%

Republic of Malaysia, Bonds,
  8.75%, 06/01/09                     3,538,000      3,647,041
--------------------------------------------------------------

MEXICO-10.67%

United Mexican States,
  Bonds,
    10.375%, 02/17/09                 1,700,000      1,731,875
--------------------------------------------------------------
    11.375%, 09/15/16                 2,381,000      2,552,263
--------------------------------------------------------------
    11.50%, 05/15/26                  5,248,000      5,930,980
--------------------------------------------------------------
  Series D, Floating Rate Sec.
    Gtd. Bonds 6.0675%,
    12/31/19(d)                       2,220,000      1,970,752
--------------------------------------------------------------
  Sec. Gtd. Bonds, 6.25%, 12/31/19    5,500,000      4,166,382
--------------------------------------------------------------
                                                    16,352,252
--------------------------------------------------------------

MOROCCO-1.68%

Morocco Tranche A, Registered
  Loans, 5.906%, 01/01/09
  (Acquired 03/11/99; Cost
  $2,420,780)(b)                      2,964,000      2,582,385
--------------------------------------------------------------

PANAMA-1.61%

Republic of Panama,
  Bonds,
    8.875%, 09/30/27                  1,017,000        828,490
--------------------------------------------------------------
    9.375%, 04/01/29                    626,000        593,135
--------------------------------------------------------------
  Gtd. Deb., 4.25%, 07/17/14(f)       1,400,000      1,053,392
--------------------------------------------------------------
                                                     2,475,017
--------------------------------------------------------------

PERU-2.30%

Republic of Peru,
  Gtd. Bonds, 3.75%, 03/07/17(f)      2,725,000      1,535,478
--------------------------------------------------------------
  PDI Bonds, 4.50%, 03/07/17(f)       3,136,000      1,984,150
--------------------------------------------------------------
                                                     3,519,628
--------------------------------------------------------------

PHILIPPINES-1.12%

Republic of Philippines, Bonds,
  9.875%, 01/15/19                    1,770,000      1,721,325
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

POLAND-2.63%

Republic of Poland,
  Sec. Bonds, 3.50%, 10/27/24(f)    $ 2,475,000   $  1,524,214
--------------------------------------------------------------
  Unsec. PDI Bonds, 6.00%,
    10/27/14(f)                       2,812,000      2,503,501
--------------------------------------------------------------
                                                     4,027,715
--------------------------------------------------------------

RUSSIA-6.74%

Bank of Foreign Economic Affairs
  (Vnesheconombank),
  Interest in Arrears Notes, 6.0625%,
    12/15/15(d)(g) 627,107                              72,901
--------------------------------------------------------------
  Principal Loans, 6.0625%,
    12/15/20(d)(g)                   37,242,372      3,468,382
--------------------------------------------------------------
Russian Federation, Sr. Unsec.
  Unsub. Bonds, 11.75%, 06/10/03      9,870,000      6,028,191
--------------------------------------------------------------
  12.75%, 06/24/28                    1,413,000        771,748
--------------------------------------------------------------
                                                    10,341,222
--------------------------------------------------------------

TURKEY-1.09%

Republic of Turkey,
  Notes, 12.00%, 12/15/08             1,290,000      1,306,125
--------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 12.375%,
    06/15/09     370,000                               372,313
--------------------------------------------------------------
                                                     1,678,438
--------------------------------------------------------------

VENEZUELA-4.40%

Republic of Venezuela,
  Floating Rate Deb., 6.313%,
  12/18/07(d)                         2,226,180      1,800,002
--------------------------------------------------------------
  Gtd. Sec. Bonds, 6.75%, 03/31/20    3,299,000      2,322,239
--------------------------------------------------------------
  Unsec. Bonds, 9.25%, 09/15/27       3,859,000      2,619,007
--------------------------------------------------------------
                                                     6,741,248
--------------------------------------------------------------
    Total Government Bonds &
      Government Agency
      Obligations (Cost
      $135,981,782)                                123,153,660
--------------------------------------------------------------

                                      SHARES

WARRANTS-0.33%

SOVEREIGN DEBT-0.33%

Republic of Argentina (Argentina),
  expiring 12/03/99(h)                    8,810          9,911
--------------------------------------------------------------
  expiring 02/25/00(h)                    9,630        217,879
--------------------------------------------------------------
United Mexican States (Mexico),
  expiring 02/18/00(h)                    4,033        270,715
--------------------------------------------------------------
                                                       498,505
--------------------------------------------------------------
    Total Warrants (Cost $0)                           498,505
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

MONEY MARKET FUNDS-3.78%

STIC Liquid Assets Portfolio(i)       2,901,337   $  2,901,337
--------------------------------------------------------------
STIC Prime Portfolio(i)               2,901,337      2,901,337
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $5,802,674)                                    5,802,674
--------------------------------------------------------------
TOTAL INVESTMENTS-97.00%                           148,723,289
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-3.00%                                  4,605,719
--------------------------------------------------------------
NET ASSETS-100.00%                                $153,329,008
==============================================================

Investment Abbreviations:

ARS    - Argentine Peso
Deb.   - Debentures
Gtd.   - Guaranteed
PDI    - Past Due Interest
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

Notes to Schedule of Investments:

(a)Principal amount is in U.S. dollars except as indicated by note (c).
(b)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 10/31/99 was $13,791,043, which represented 8.99% of the Fund's net assets.
(c)Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d)The coupon rate shown of floating rate note represents the rate at period end.
(e)Discount bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(f)The coupon rate shown on step-up coupon bonds represents the rate at period end.
(g)Defaulted security. Currently, the issuer is in default with respect to interest payments.
(h)Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at value (cost $161,899,556)       $148,723,289
------------------------------------------------------------
Foreign currencies, at value (cost $37)                   37
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,521,069
------------------------------------------------------------
  Fund shares sold                                   114,064
------------------------------------------------------------
  Dividends and interest                           3,619,496
------------------------------------------------------------
Other assets                                          44,238
------------------------------------------------------------
    Total assets                                 155,022,193
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            1,082,939
------------------------------------------------------------
  Fund shares reacquired                             298,225
------------------------------------------------------------
Accrued advisory fees                                145,351
------------------------------------------------------------
Accrued distribution fees                            122,295
------------------------------------------------------------
Accrued accounting services fees                       4,247
------------------------------------------------------------
Accrued trustees' fees                                 2,858
------------------------------------------------------------
Accrued operating expenses                            37,270
------------------------------------------------------------
    Total liabilities                              1,693,185
------------------------------------------------------------
Net assets applicable to shares outstanding     $153,329,008
============================================================

NET ASSETS:

Class A                                         $ 54,330,409
============================================================
Class B                                         $ 97,393,834
============================================================
Class C                                         $    208,357
============================================================
Advisor Class                                   $  1,396,408
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            6,543,402
============================================================
Class B                                           11,728,667
============================================================
Class C                                               25,096
============================================================
Advisor Class                                        168,733
============================================================

Class A:

  Net asset value and redemption price per
    share                                       $       8.30
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.30 / 95.25%)         $       8.71
============================================================
Class B:
  Net asset value and offering price per share  $       8.30
============================================================
Class C:
  Net asset value and offering price per share  $       8.30
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       8.28
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividend                                        $      5,558
------------------------------------------------------------
Interest                                          21,776,257
------------------------------------------------------------
Securities lending                                   179,871
------------------------------------------------------------
    Total investment income                       21,961,686
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,712,645
------------------------------------------------------------
Accounting services fees                              51,980
------------------------------------------------------------
Custodian fees                                       130,677
------------------------------------------------------------
Distribution fees -- Class A                         219,862
------------------------------------------------------------
Distribution fees -- Class B                       1,097,291
------------------------------------------------------------
Distribution fees -- Class C                             667
------------------------------------------------------------
Interest expense (Note 4)                            221,531
------------------------------------------------------------
Transfer agent fees -- Class A                       139,579
------------------------------------------------------------
Transfer agent fees -- Class B                       243,815
------------------------------------------------------------
Transfer agent fees -- Class C                           221
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   5,019
------------------------------------------------------------
Trustees' fees                                         7,532
------------------------------------------------------------
Other                                                227,916
------------------------------------------------------------
    Total expenses                                 4,058,735
------------------------------------------------------------
Less: Expenses paid indirectly                       (87,116)
------------------------------------------------------------
    Fees waived by advisor                           (75,488)
------------------------------------------------------------
    Net expenses                                   3,896,131
------------------------------------------------------------
Net investment income                             18,065,555
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FORWARD CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (22,143,209)
------------------------------------------------------------
  Foreign currencies                                (775,867)
------------------------------------------------------------
  Forward contracts                                  972,301
------------------------------------------------------------
                                                 (21,946,775)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           32,555,182
------------------------------------------------------------
  Foreign currencies                                 (31,683)
------------------------------------------------------------
                                                  32,523,499
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies and forward contracts              10,576,724
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 28,642,279
============================================================

See Notes to Financial Statements.
                                        8

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------

OPERATIONS:

  Net investment income                                       $ 18,065,555    $  33,382,360
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and forward contracts                   (21,946,775)     (69,501,940)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and forward
    contracts                                                   32,523,499      (49,143,194)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                28,642,279      (85,262,774)
-------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                       (6,769,760)      (9,422,518)
-------------------------------------------------------------------------------------------
  Class B                                                      (11,031,707)     (14,937,576)
-------------------------------------------------------------------------------------------
  Class C                                                           (6,633)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (257,455)        (246,624)
-------------------------------------------------------------------------------------------

Distributions in excess of net investment income:

  Class A                                                         (449,410)              --
-------------------------------------------------------------------------------------------
  Class B                                                         (785,022)              --
-------------------------------------------------------------------------------------------
  Class C                                                             (710)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                    (16,159)              --
-------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                               --      (24,756,370)
-------------------------------------------------------------------------------------------
  Class B                                                               --      (41,863,802)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --         (638,983)
-------------------------------------------------------------------------------------------
Return of capital
  Class A                                                               --       (3,147,917)
-------------------------------------------------------------------------------------------
  Class B                                                               --       (4,936,309)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --          (82,579)
-------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                      (18,452,955)       3,431,336
-------------------------------------------------------------------------------------------
  Class B                                                      (17,772,062)      (3,086,499)
-------------------------------------------------------------------------------------------
  Class C                                                          206,296               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (300,841)        (518,649)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (26,994,139)    (185,469,264)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          180,323,147      365,792,411
-------------------------------------------------------------------------------------------
  End of period                                               $153,329,008    $ 180,323,147
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $249,451,851    $ 285,771,413
-------------------------------------------------------------------------------------------
  Distributions in excess of net investment income              (1,665,521)         (41,564)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and forward contracts       (81,281,069)     (59,706,950)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward contracts       (13,176,253)     (45,699,752)
-------------------------------------------------------------------------------------------
                                                              $153,329,008    $ 180,323,147
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Markets Debt Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is high current income, and its secondary investment objective is growth of capital. The Fund invests substantially all of its investable assets in Emerging Markets Debt Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid monthly. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
       On October 31, 1999, undistributed net investment income was decreased and undistributed net realized gain (loss) increased by $372,656 as a result of differing book/tax treatment of foreign currency transactions in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $76,114,462 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, and expires in varying increments, if not previously utilized, in the year 2007.

D. Futures Contracts--The Portfolio may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

H. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

I. Indexed Securities--The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH
       AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. INVESCO Asset Management Limited is the Fund's and the Portfolio's subadvisor. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.475% on the first $500 million of the Portfolio's average daily net assets, plus 0.45% on the next $1 billion of the Portfolio's average daily net assets, plus 0.425% on the next $1 billion of the Portfolio's average daily net assets, plus 0.40% on the Portfolio's average daily net assets exceeding $2.5 billion, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $75,488.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $51,980 for such services. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $345,384 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $219,862, $1,097,291 and $667, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $26,041 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $481 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $87,116 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $87,116 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $3,956,575 with a weighted average interest rate of 5.60%. Interest expense for the Fund for the year ended October 31, 1999 was $221,531.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, there were no securities on loan to brokers. For the year ended October 31, 1999, the Portfolio received fees of $179,871 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 1999 was $553,770,582 and $602,932,879, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $  4,402,200
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (22,874,837)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $(18,472,637)
=========================================================
Cost of investments for tax purposes is $167,195,926.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                        1999                         1998
                                                              -------------------------   ---------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   -------------
Sold:
  Class A                                                      3,233,391   $ 26,598,153    10,918,639   $ 129,801,507
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,696,545     38,346,742     5,958,185      73,991,330
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                        24,266        199,586            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  363,714      2,925,142       490,309       6,221,370
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        565,425      4,586,556     2,191,470      26,459,355
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        906,003      7,345,956     3,020,192      36,460,585
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                           830          6,710            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   33,070        268,042        76,464         920,280
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (6,073,553)   (49,637,664)  (12,901,851)   (152,829,526)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (7,791,891)   (63,464,760)   (9,736,068)   (113,538,414)
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (431,949)    (3,494,025)     (602,542)     (7,660,299)
---------------------------------------------------------------------------------------------------------------------
                                                              (4,474,149)  $(36,319,562)     (585,202)  $    (173,812)
=====================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               1999      1998(a)    1997(a)     1996(a)       1995
                                                              -------    -------    --------    --------    --------
Net asset value, beginning of period                          $ 7.86     $15.56     $  14.85    $  11.70    $  12.56
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                          0.86       1.35(b)      1.19        1.27        1.35
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments         0.51      (4.80)        0.93        3.09       (1.09)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations           1.37      (3.45)        2.12        4.36        0.26
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
 From net investment income                                    (0.93)     (1.06)       (1.18)      (1.11)      (1.03)
--------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments                            --      (2.83)       (0.23)      (0.10)      (0.03)
--------------------------------------------------------------------------------------------------------------------
 Return of capital                                                --      (0.36)          --          --       (0.06)
--------------------------------------------------------------------------------------------------------------------
   Total distributions                                         (0.93)     (4.25)       (1.41)      (1.21)      (1.12)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 8.30     $ 7.86     $  15.56    $  14.85    $  11.70
====================================================================================================================
Total return(c)                                                18.38%    (30.07)%      14.46%      39.05%       2.81%
====================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                          $54,330    $69,321    $133,973    $178,318    $142,002
====================================================================================================================
Ratio of net investment income to average net assets:(d)       10.73%(e)  11.27%        7.39%       9.52%      11.85%
====================================================================================================================
Ratio of expenses to average net assets excluding interest
 expense:(f)                                                    1.75%(e)   1.74%        1.58%       1.69%       1.75%
====================================================================================================================
Ratio of interest expense to average net asset                  0.13%       N/A          N/A        0.04%        N/A
====================================================================================================================
Portfolio turnover rate                                          336%       339%         214%        290%        213%
====================================================================================================================

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 10.69% for 1999.
(e)  Ratios are based on average net assets of $62,817,833.
(f) After fee waiver and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.79% for 1999.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                1999         1998(a)     1997(a)     1996(a)       1995
                                                              ---------      --------    --------    --------    --------
Net asset value, beginning of period                          $   7.86       $  15.54    $  14.83    $  11.69    $  12.56
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.81           1.28(b)     1.09        1.17        1.27
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          0.51          (4.79)       0.93        3.09       (1.09)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            1.32          (3.51)       2.02        4.26        0.18
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                     (0.88)         (0.98)      (1.08)      (1.03)      (0.96)
-------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                             --          (2.83)      (0.23)      (0.09)      (0.03)
-------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                 --          (0.36)         --          --       (0.06)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions                                          (0.88)         (4.17)      (1.31)      (1.12)      (1.05)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   8.30       $   7.86    $  15.54    $  14.83    $  11.69
=========================================================================================================================
Total return(c)                                                  17.61%        (30.49)%     13.77%      38.16%       2.07%
=========================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                          $ 97,394       $109,406    $228,101    $251,002    $214,897
=========================================================================================================================
Ratio of net investment income to average net assets(d)          10.08%(e)      10.62%       6.74%       8.87%      11.20%
=========================================================================================================================
Ratio of expenses to average net assets excluding interest
  expense:(f)                                                     2.40%(e)       2.39%       2.23%       2.34%       2.40%
=========================================================================================================================
Ratio of interest expense to average net assets                   0.13%           N/A         N/A        0.04%        N/A
=========================================================================================================================
Portfolio turnover rate                                            336%           339%        214%        290%        213%
=========================================================================================================================

(a) These selected per share operating data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 10.04% for 1999.
(e)  Ratios are based on average net assets of $109,729,116.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.44% for 1999.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                             ADVISOR CLASS
                                                       CLASS C        -----------------------------------------------------------
                                                   ----------------                                                JUNE 1, 1995
                                                    MARCH 1, 1999        YEAR ENDED OCTOBER 31,                         TO
                                                          TO          ----------------------------                 OCTOBER 31,
                                                   OCTOBER 31, 1999   1999(a)   1998(a)    1997(a)    1996(a)          1995
                                                   ----------------   -------   -------    -------    -------    ----------------
Net asset value, beginning of period                    $ 7.96        $ 7.83    $15.52     $14.83     $11.71          $11.44
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.53          0.87      1.40(b)    1.22       1.34            0.57
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                           0.37          0.54     (4.79)      0.93       3.05            0.17
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                          0.90          1.41     (3.39)      2.15       4.39            0.74
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                             (0.56)        (0.96)    (1.11)     (1.23)     (1.16)          (0.44)
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                     --            --     (2.83)     (0.23)     (0.11)             --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                         --            --     (0.36)        --         --           (0.03)
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                  (0.56)        (0.96)    (4.30)     (1.46)     (1.27)          (0.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 8.30        $ 8.28    $ 7.83     $15.52     $14.83          $11.71
=================================================================================================================================
Total return(c)                                          11.74%        18.87%   (29.79)%    14.72%     39.38%           6.54%
=================================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                    $  208        $1,396    $1,596     $3,719     $15,298         $1,463
=================================================================================================================================
Ratio of net investment income to average net
  assets(d)                                              10.08%(e)     11.08%(f) 11.62%      7.74%      9.87%          12.20%(g)
=================================================================================================================================
Ratio of expenses to average net assets excluding
  interest expense:(h)                                    2.40%(e)      1.40%(f)  1.39%      1.23%      1.34%           1.40%(g)
=================================================================================================================================
Ratio of interest expenses to average net assets          0.13%         0.13%      N/A        N/A       0.04%            N/A
=================================================================================================================================
Portfolio turnover rate                                    336%          336%      339%       214%       290%            213%(f)
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charge and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 10.04% (annualized) and 11.04% for Class C and Advisor class, respectively, for 1999.
(e)  Ratios are annualized and based on average net assets of $99,297.
(f)  Ratios are based on average net assets of $2,258,611.
(g)  Annualized.
(h) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.44% (annualized) and 1.44% for Class C and Advisor Class, respectively, for 1999

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Emerging Markets Debt Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Emerging Markets Debt Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinions expressed above.

                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

BOARD OF TRUSTEES                              OFFICERS                               OFFICE OF THE FUND
C. Derek Anderson                              Robert H. Graham                       11 Greenway Plaza
President, Plantagenet Capital                 Chairman and President                 Suite 100
Management, LLC (an investment                                                        Houston, TX 77046
partnership); Chief Executive Officer,         Dana R. Sutton
Plantagenet Holdings, Ltd.                     Vice President and Treasurer           INVESTMENT MANAGER
(an investment banking firm)
                                               Samuel D. Sirko                        A I M Advisors, Inc.
Frank S. Bayley                                Vice President and Secretary           11 Greenway Plaza
Partner, law firm of                                                                  Suite 100
Baker & McKenzie                               Melville B. Cox                        Houston, TX 77046
                                               Vice President
Robert H. Graham                                                                      TRANSFER AGENT
President and Chief Executive Officer,         Gary T. Crum
A I M Management Group Inc.                    Vice President                         A I M Fund Services, Inc.
                                                                                      P.O. Box 4739
Ruth H. Quigley                                Carol F. Relihan                       Houston, TX 77210-4739
Private Investor                               Vice President
                                                                                      CUSTODIAN
                                               Mary J. Benson
                                               Assistant Vice President and           State Street Bank and Trust Company
                                               Assistant Treasurer                    225 Franklin Street
                                                                                      Boston, MA 02110
                                               Sheri Morris
                                               Assistant Vice President and           COUNSEL TO THE FUND
                                               Assistant Treasurer
                                                                                      Kirkpatrick & Lockhart LLP
                                               Nancy L. Martin                        1800 Massachusetts Avenue, N.W.
                                               Assistant Secretary                    Washington, D.C. 20036-1800

                                               Ofelia M. Mayo                         COUNSEL TO THE TRUSTEES
                                               Assistant Secretary
                                                                                      Paul, Hastings, Janofsky & Walker LLP
                                               Kathleen J. Pflueger                   Twenty Third Floor
                                               Assistant Secretary                    555 South Flower Street
                                                                                      Los Angeles, CA 90071

                                                                                      DISTRIBUTOR

                                                                                      A I M Distributors, Inc.
                                                                                      11 Greenway Plaza
                                                                                      Suite 100
                                                                                      Houston, TX 77046

                                                                                      AUDITORS

                                                                                      PricewaterhouseCoopers LLP
                                                                                      160 Federal St.
                                                                                      Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION - UNAUDITED

AIM Emerging Markets Debt Fund paid ordinary dividends in the amount of $0.930, $0.877, $0.564 and $0.958 per share to Class A, Class B, Class C and Advisor Class shareholders, respectively during its tax year ended October 31, 1999. Of this amount, 0% is eligible for the dividends received deduction for corporations.

THE AIM FAMILY FUNDS--Registered Trademark--

GROWTH FUNDS                                      MONEY MARKET FUNDS                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                     AIM Money Market Fund                   leadership in the mutual fund industry
AIM Blue Chip Fund AIM Capital Development Fund   AIM Tax-Exempt Cash Fund                since 1976 and managed approximately
AIM Constellation Fund                                                                    $120 billion in assets for more than 6.4
AIM Dent Demographic Trends Fund                  INTERNATIONAL GROWTH FUNDS              million shareholders, including
AIM Large Cap Growth Fund                         AIM Advisor International Value Fund    individual investors, corporate clients
AIM Mid Cap Equity Fund                           AIM Asian Growth Fund                   and financial institutions, as of
AIM Mid Cap Growth Fund                           AIM Developing Markets Fund             September 30, 1999.
AIM Mid Cap Opportunities Fund                    AIM Euroland Growth Fund(4)                 The AIM Family of Funds--Registered
AIM Select Growth Fund                            AIM European Development Fund           Trademark-- is distributed nationwide,
AIM Small Cap Growth Fund(2)                      AIM International Equity Fund           and AIM today is the 10th-largest mutual
AIM Small Cap Opportunities Fund(3)               AIM Japan Growth Fund                   fund complex in the United States in
AIM Value Fund                                    AIM Latin American Growth Fund          assets under management, according to
AIM Weingarten Fund                               AIM New Pacific Growth Fund             Strategic Insight, an independent mutual
                                                                                          fund monitor.
GROWTH & INCOME FUNDS                             GLOBAL GROWTH FUNDS
AIM Advisor Flex Fund                             AIM Global Aggressive Growth Fund
AIM Advisor Large Cap Value Fund                  AIM Global Growth Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                                 GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund                              AIM Global Growth & Income Fund
AIM Charter Fund                                  AIM Global Utilities Fund

INCOME FUNDS                                      GLOBAL INCOME FUNDS
AIM Floating Rate Fund                            AIM Emerging Markets Debt Fund
AIM High Yield Fund                               AIM Global Government Income Fund
AIM High Yield Fund II                            AIM Global Income Fund
AIM Income Fund                                   AIM Strategic Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund                THEME FUNDS
                                                  AIM Global Consumer Products and Services Fund
TAX-FREE INCOME FUNDS                             AIM Global Financial Services Fund
AIM High Income Municipal Fund                    AIM Global Health Care Fund
AIM Municipal Bond Fund                           AIM Global Infrastructure Fund
AIM Tax-Exempt Bond Fund of Connecticut           AIM Global Resources Fund
AIM Tax-Free Intermediate Fund                    AIM Global Telecommunications and Technology Fund(5)
                                                  AIM Global Trends Fund(6)


(1)AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2)AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3)AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4)On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.


                                                                        EMD-AR-1

                                                                    APPENDIX III

                           AIM DEVELOPING MARKETS FUND
                         AIM EMERGING MARKETS DEBT FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                    31-Oct-99
                                   (Unaudited)

           PRINCIPAL AMOUNT                                                                                MARKET VALUE
---------------------------------------                                                      ---------------------------------------
AIM Emerging       AIM                                                                       AIM Emerging       AIM
Markets Debt    Developing    Pro Forma                                                      Markets Debt    Developing    Pro Forma
    Fund       Markets Fund   Combining                                                          Fund       Markets Fund   Combining
                                         FOREIGN STOCKS & OTHER
                                         EQUITY INTERESTS--56.09%
                                         ARGENTINA--0.55%

                                         Banco de Galicia y Buenos Aires S.A. de C.V.-
     -            62,236         62,236  ADR (Banks-Regional)                                $      -       $ 1,314,743   $1,314,743
------------  ----------     ----------                                                      ------------   -----------   ----------
     -            43,400         43,400  Nortel Inversora S.A.-ADR (Telephone)                      -           656,425      656,425
============  ==========     ==========                                                      ============   ===========   ==========
                                                                                                                           1,971,168
                                                                                                                          ==========
                                         AUSTRIA--0.15%

                                         Julius Meinl International A.G. (Retail-Food
     -            44,854         44,854  Chains)                                                    -           537,951      537,951
============  ==========     ==========                                                      ============   ===========   ==========
                                         BRAZIL--5.83%

                                         Companhia Brasileira de Distribuicao Grupo
     -            55,700         55,700  Pao De Acucar-Pfd. GDR (Retail-Food Chains)                -         1,218,437    1,218,437
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Companhia de Saneamento Basico do Estado de
     -        11,791,509     11,791,509  Sao Paula (Water Utilities)                                -           794,356      794,356
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Companhia de Tecidos Norte de Minas
     -         7,836,000      7,836,000  (Textiles-Specialty)                                       -           553,980      553,980
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Companhia Energetica de Minas Gerais-ADR
     -           167,280        167,280  (Electric Companies)                                       -         2,390,883    2,390,883
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Companhia Paranaense de Energia-Copel-ADR
     -           209,000        209,000  (Electric Companies)                                       -         1,384,625    1,384,625
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Companhia Vale do Rio Doce-Pfd. A (Iron &
     -       124,700,000    124,700,000  Steel)                                                     -         2,478,029    2,478,029
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Eletropaulo Metropolitana-Eletricidade de Sao
     -        31,201,339     31,201,339  Paulo S.A. (Electric Companies)                            -         1,422,602    1,422,602
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Petroleo Brasileiro S.A.-Petrobras-Pfd. (Oil &
     -        21,999,978     21,999,978  Gas-Exploration & Production)                              -         3,499,484    3,499,484
------------  ----------     ----------                                                      ------------   -----------   ----------
     -            43,853         43,853  Telebras-ADR (Telephone)                                   -         3,415,052    3,415,052
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Telecomunicacoes de Sao Paulo S.A.
     -        17,750,000     17,750,000  (Telephone)                                                -         1,228,587    1,228,587
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Telecomunicacoes de Sao Paulo S.A.-Pfd.
     -           335,563        335,563  (Telephone)                                                -            31,545       31,545
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Uniao de Bancos Brasileiros S.A.-GDR (Banks-
     -            76,816         76,816  Regional)                                                  -         1,776,370    1,776,370
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Unibanco-Uniao de Bancos Brasileiros
     -        19,000,472     19,000,472  S.A.(Banks-Major Regional)                  a              -           876,144      876,144
============  ==========     ==========                                                      ============   ===========   ==========
                                                                                                                          21,070,094
                                                                                                                          ==========
                                         CHILE--0.57%

                                         Compania Cervecerias Unidas S.A.-ADR
     -            40,000         40,000  (Beverages-Alcoholic)                                      -           872,500      872,500
------------  ----------     ----------                                                      ------------   -----------   ----------
     -            52,596         52,596  Enersis S.A.-ADR (Electric Companies)                      -         1,183,410    1,183,410
============  ==========     ==========                                                      ============   ===========   ==========
                                                                                                                           2,055,910
                                                                                                                          ==========
                                         CHINA--0.55%

                                         Beijing Yanhua Petrochemical Co. Ltd.
     -        11,026,000     11,026,000  (Chemical Diversified)                      b              -         1,987,153    1,987,153
============  ==========     ==========                                                      ============   ===========   ==========
                                         EGYPT--0.64%

                                         Al-Ahram Beverages Co. S.A.E.-GDR
     -               163            163  (Beverages-Alcoholic)                                      -             4,809        4,809
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Al-Ahram Beverages Co. S.A.E.-GDR
                                         (Beverages-Alcoholic) (Acquired 06/10/97-
     -            37,049         37,049  08/07/97; Cost $838,350)                    c              -         1,092,946    1,092,946
------------  ----------     ----------                                                      ------------   -----------   ----------
     -            71,830         71,830  Suez Cement Co.-GDR (Building Materials)                   -         1,203,153    1,203,153
============  ==========     ==========                                                      ============   ===========   ==========
                                                                                                                           2,300,908
                                                                                                                          ==========
                                         GREECE--1.91%

     -            20,660         20,660  Alpha Credit Bank (Banks-Regional)                         -         1,579,762    1,579,762
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Commercial Bank of Greece S.A. (Banks-Major
     -            20,400         20,400  Regional)                                                  -         1,516,985    1,516,985
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Hellenic Telecommunication Organization S.A.
     -           122,988        122,988  (Telecommunication-Cellular/Wireless)                      -         2,605,761    2,605,761
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         National Bank of Greece S.A. (Banks-Money
     -            16,708         16,708  Center)                                                    -         1,197,725    1,197,725
============  ==========     ==========                                                      ============   ===========   ==========
                                                                                                                           6,900,233
                                                                                                                          ==========
                                         HONG KONG--0.70%

     -         3,535,500      3,535,500  China Everbright Ltd. (Land Development)                   -         2,525,975    2,525,975
============  ==========     ==========                                                      ============   ===========   ==========

           PRINCIPAL AMOUNT                                                                                MARKET VALUE
---------------------------------------                                                      ---------------------------------------
AIM Emerging       AIM                                                                       AIM Emerging       AIM
Markets Debt    Developing    Pro Forma                                                      Markets Debt    Developing    Pro Forma
    Fund       Markets Fund   Combining                                                          Fund       Markets Fund   Combining


                                                     Hungary--1.59%
     -           110,000        110,000  Matv Rt.-ADR (Telephone)                b                  -       $ 3,169,375   $3,169,375
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         MOL Magyar Olaj-es Gazipari Rt.-GDR (Oil-
     -           128,000        128,000  Domestic Integrated)                                       -         2,540,800    2,540,800
------------  ----------     ----------                                                      ------------   -----------   ----------
     -             2,270          2,270  Pannonplast Rt. (Building Materials)    b                  -            36,886       36,886
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Technoimpex (Services-Commercial &
     -             1,400          1,400  Consumer)                                b                 -                 0            0
============  ==========     ==========                                                      ============   ===========   ==========
                                                                                                                           5,747,061
                                                                                                                          ==========
                                         INDIA--3.57%

                                         Associated Cement Co. Ltd. (Construction-
     -               164            164  Cement & Aggregates)                                       -               757          757
------------  ----------     ----------                                                      ------------   -----------   ----------
     -               200            200  BSES Ltd. (Electric Companies)                             -               743          743
------------  ----------     ----------                                                      ------------   -----------   ----------
     -            73,850         73,850  Hindustan Lever Ltd. (Aluminum)                            -         3,914,679    3,914,679
------------  ----------     ----------                                                      ------------   -----------   ----------
     -                50             50  Indian Hotels Co. Ltd. (Lodging-Hotels)                    -               423          423
------------  ----------     ----------                                                      ------------   -----------   ----------
     -           110,428        110,428  ITC Ltd. (Tobacco)                                         -         1,770,638    1,770,638
------------  ----------     ----------                                                      ------------   -----------   ----------
     -               100            100  KEC International Ltd. (Electric Companies)                -               141          141
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Larsen & Toubro Ltd. (Manufacturing-
     -           150,400        150,400  Diversified)                                               -         1,379,273    1,379,273
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Larsen & Toubro Ltd.-GDR (Manufacturing-
     -            65,900         65,900  Diversified)                                               -         1,430,030    1,430,030
------------  ----------     ----------                                                      ------------   -----------   ----------
     -           142,100        142,100  Mahanagar Telephone Nigam Ltd. (Telephone)                 -           561,067      561,067
------------  ----------     ----------                                                      ------------   -----------   ----------
     -           379,700        379,700  Mahindra & Mahindra Ltd. (Automobiles)   b                 -         3,109,499    3,109,499
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Ranbaxy Laboratories Ltd. (Health Care-Drugs-
     -               200            200  Generic & Other)                                           -             4,008        4,008
------------  ----------     ----------                                                      ------------   -----------   ----------
     -             4,650          4,650  State Bank of India (Banks-Major Regional)                 -            26,565       26,565
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Tata Engineering and Locomotive Co. Ltd.
     -               100            100  (Automobiles)                                              -               552          552
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Videsh Sanchar Nigam Ltd.
     -            44,600         44,600  (Telecommunications-Cellular/Wireless)                     -           712,485      712,485
============  ==========     ==========                                                      ============   ===========   ==========
                                                                                                                          12,910,860
                                                                                                                          ==========
                                         INDONESIA--1.65%

                                         PT Indah Kiat Pulp & Paper Corp. TbK (Paper
     -         4,074,000      4,074,000  & Forest Products)                       b                 -         1,753,217    1,753,217
------------  ----------     ----------                                                      ------------   -----------   ----------
     -       128,519,400    128,519,400  PT Lippo Bank TbK (Banks-Major Regional) b                 -         4,218,361    4,218,361
============  ==========     ==========                                                      ============   ===========   ==========
                                                                                                                           5,971,578
                                                                                                                          ==========
                                         IRELAND--0.16%

                                         Central Asia Growth Fund (Investment
     -           331,000        331,000  Management)                              b                 -           579,250      579,250

                                         Israel--2.07%
     -         1,180,113      1,180,113  Bank Leumi Le-Israel (Banks-Money Center)                  -         2,082,201    2,082,201
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Blue Square Chain Investments and Properties
     -            78,589         78,589  Ltd. (Retail-Food Chains)                                  -         1,079,313    1,079,313
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Blue Square-Israel Ltd.-ADR (Retail-Food
     -            78,100         78,100  Chains)                                                    -         1,020,181    1,020,181
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Discount Investment Corp. (Investment
     -            40,500         40,500  Banking/Brokerage)                                         -         1,544,611    1,544,611
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Internet Gold-Golden Lines (Computers-
     -            74,861         74,861  Software & Services)                     b                 -           561,458      561,458
------------  ----------     ----------                                                      ------------   -----------   ----------
     -            81,687         81,687  Jacada Ltd. (Computers-Software & Services) b              -         1,184,462    1,184,462
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Makhteshim-Agan Industries Ltd. (Investment
     -                 1              1  Management)                            b                   -                 2            2
============  ==========     ==========                                                      ============   ===========   ==========
                                                                                                                           7,472,228
                                                                                                                          ==========
                                         LITHUANIA--0.09%

     -             54,591        54,591  Vilniaus Bankas A.B.-GDR (Banks-Regional)                  -           313,898      313,898

                                         Malaysia--3.80%
                                         Berjaya Sports Toto Berhad (Leisure Time-
     -         1,157,000      1,157,000  Products)                                                  -         2,511,908    2,511,908
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Commerce Asset-Holdings Berhad (Finance-
     -         1,393,000      1,393,000  Asset Management)                        b                 -         3,079,263    3,079,263
------------  ----------     ----------                                                      ------------   -----------   ----------
     -         1,034,000      1,034,000  Public Finance Berhad (Banks-Regional)                     -         1,110,189    1,110,189
------------  ----------     ----------                                                      ------------   -----------   ----------
     -           776,000        776,000  Resorts World Berhad (Lodging-Hotels)                      -         2,225,895    2,225,895
------------  ----------     ----------                                                      ------------   -----------   ----------
     -           480,000        480,000  RHB Capital Berhad (Banks-Major Regional)                  -           432,000      432,000
------------  ----------     ----------                                                      ------------   -----------   ----------
                                         Rothmans of Pall Mall (Malaysia) Berhad
     -           159,000        159,000  (Tobacco)                                b                 -         1,108,816    1,108,816
------------  ----------     ----------                                                      ------------   -----------   ----------
     -         1,059,000      1,059,000  Telekom Malaysia Berhad (Telephone)                        -         3,260,605    3,260,605
============  ==========     ==========                                                      ============   ===========   ==========
                                                                                                                          13,728,676
                                                                                                                          ==========

           PRINCIPAL AMOUNT                                                                                MARKET VALUE
---------------------------------------                                                      ---------------------------------------
AIM Emerging       AIM                                                                       AIM Emerging       AIM
Markets Debt    Developing    Pro Forma                                                      Markets Debt    Developing    Pro Forma
    Fund       Markets Fund   Combining                                                          Fund       Markets Fund   Combining

                                         MEXICO--6.05%

                                         Alpha S.A. de C.V.-Class A (Manufacturing-
     -             121,000      121,000  Diversified)                                               -        $  464,368      464,368
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Cemex S.A. de C.V. (Construction-Cement &
     -             570,392      570,392  Aggregates)                                                -         2,580,557    2,580,557
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Cifra S.A. de C.V. (Retail-General
     -           1,156,392    1,156,392  Merchandise)                              b                -         1,818,476    1,818,476
------------    ----------   ----------                                                      ------------   -----------   ----------
     -           1,182,600    1,182,600  Consorcio Ara, S.A. de C.V. (Homebuilding)b                -         1,330,809    1,330,809
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Corporacion GEO S.A. de C.V.-Series B
     -             380,400      380,400  (Construction-Cement & Aggregates)        b                -           965,342      965,342
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Fomento Economico Mexicano, S.A. de C.V.-
     -             105,474      105,474  ADR (Beverages-Alcoholic)                                  -         3,460,866    3,460,866
------------    ----------   ----------                                                      ------------   -----------   ----------
     -             655,700      655,700  Grupo Bimbo S.A. de C.V. (Foods)          b                -         1,202,969    1,202,969
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Grupo Financiero Bancomer S.A. de C.V.
     -           5,275,388    5,275,388  (Banks-Regional)                          b                -         1,399,089    1,399,089
------------    ----------   ----------                                                      ------------   -----------   ----------
     -              50,699       50,699  Grupo Televisa S.A.-GDR (Entertainment)   b                -         2,154,708    2,154,708
------------    ----------   ----------                                                      ------------   -----------   ----------
     -              56,062       56,062  Telefonos de Mexico S.A.-ADR (Telephone)                   -         4,793,301    4,793,301
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Tubos de Acero de Mexico S.A.-ADR (Oil &
     -             152,088      152,088  Gas-Drilling & Equipment)                                  -         1,663,463    1,663,463
============    ==========   ==========                                                      ============   ===========   ==========
                                                                                                                          21,833,948
                                                                                                                          ==========
                                         PAKISTAN--0.00%

     -                   4            4  Dewan Salman Fibre Ltd. (Chemicals-Specialty) b            -                 2            2
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Pakistan State Oil Co. Ltd. (Oil-International
     -                  78           78  Integrated)                                                -               207          207
============    ==========   ==========                                                      ============   ===========   ==========
                                                                                                                                 209
                                                                                                                          ==========
                                         PHILIPPINES--0.94%

     -             531,663      531,663  Far East Bank & Trust Co. (Banks-Regional)                 -           908,202      908,202
------------    ----------   ----------                                                      ------------   -----------   ----------
     -             409,290      409,290  Manila Electric Co. (Electric Power)                       -         1,122,741    1,122,741
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Philippine Long Distance Telephone Co.-ADR
     -              66,500       66,500  (Telephone)                                                -         1,367,406    1,367,406
============    ==========   ==========                                                      ============   ===========   ==========
                                                                                                                           3,398,349
                                                                                                                          ==========
                                         POLAND--1.14%

                                         Bank Handlowy w Warszawie (Banks-Major
     -              70,000       70,000  Regional)                                 b                -           987,084      987,084
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Bank Handlowy w Warszawie-GDR (Banks-
     -               2,590        2,590  Major Regional)                                            -            37,057       37,057
------------    ----------   ----------                                                      ------------   -----------   ----------
     -              31,295       31,295  BRE Bank S.A. (Banks-Major Regional)                       -           852,927      852,927
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Elektrim Spolka Akcyjna S.A. (Electrical
     -             117,144      117,144  Equipment)                                b                -         1,013,332    1,013,332
------------    ----------   ----------                                                      ------------   -----------   ----------
     -             242,000      242,000  Telekomunikacja Polska S.A.-GDR (Telephone) b              -         1,216,050    1,216,050
============    ==========   ==========                                                      ============   ===========   ==========
                                                                                                                           4,106,450
                                                                                                                          ==========
                                         RUSSIA--0.73%

                                         Niahnekamsknefte Khim (Chemicals-
     -             100,000      100,000  Diversified)                              b                -            67,000       67,000
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Russian Telecommunications Development
                                         Corp.-Non-Voting (Telecommunications-
     -              52,600       52,600  Cellular-Wireless)                        b                -                 1            1
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Russian Telecommunications Development
                                         Corp.-Voting (Telecommunications-Cellular-
     -              38,400       38,400  Wireless)                                 b                -                 0            0
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Surgutneftegaz-ADR (Oil-International
     -             307,930      307,930  Integrated)                                                -         2,563,517    2,563,517
============    ==========   ==========                                                      ============   ===========   ==========
                                                                                                                           2,630,518
                                                                                                                          ==========
                                         SOUTH AFRICA--5.17%

                                         Anglo American Platinum Corp. Ltd. (Metals

     -             105,000      105,000  Mining)                                                    -         3,025,641    3,025,641
------------    ----------   ----------                                                      ------------   -----------   ----------
     -              39,600       39,600  Anglo American PLC (Metals Mining)                         -         2,108,132    2,108,132
------------    ----------   ----------                                                      ------------   -----------   ----------
     -             327,200      327,200  Barlow Ltd. (Manufacturing-Diversified)                    -         1,595,383    1,595,383
------------    ----------   ----------                                                      ------------   -----------   ----------
     -           1,643,600    1,643,600  FirstRand Ltd. (Banks-Regional)                            -         1,899,806    1,899,806
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Liberty Life Association of Africa Ltd.
     -             122,624      122,624  (Insurance Brokers)                                        -         1,137,903    1,137,903
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Rembrandt Group Ltd. (Investment
     -             294,270      294,270  Management)                                                -         2,201,336    2,201,336
------------    ----------   ----------                                                      ------------   -----------   ----------
     -           1,798,960    1,798,960  Sanlam Ltd. (Insurance-Life/Health)                        -         2,064,740    2,064,740
------------    ----------   ----------                                                      ------------   -----------   ----------
     -             305,000      305,000  Sappi Ltd. (Paper & Forest Products)                       -         2,527,391    2,527,391
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         South African Breweries PLC (Beverages-
     -             210,538      210,538  Alcoholic)                                                 -         1,844,028    1,844,028
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Standard Bank Investment Corp. Ltd. (Banks-
     -              75,550       75,550  Major Regional)                           b                -           258,291      258,291
============    ==========   ==========                                                      ============   ===========   ==========
                                                                                                                          18,662,651
                                                                                                                          ==========

           PRINCIPAL AMOUNT                                                                                MARKET VALUE
---------------------------------------                                                      ---------------------------------------
AIM Emerging       AIM                                                                       AIM Emerging       AIM
Markets Debt    Developing    Pro Forma                                                      Markets Debt    Developing    Pro Forma
    Fund       Markets Fund   Combining                                                          Fund       Markets Fund   Combining

                                         SOUTH KOREA--7.08%

                                         Housing & Commercial Bank-GDR (Banks-
     -              37,500       37,500  Major Regional)                           b                -          $991,039  $   991,039
------------    ----------   ----------                                                      ------------   -----------   ----------
     -             180,900      180,900  Kia Motors Corp. (Automobiles)            b                -         1,809,754    1,809,754
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Kia Motors Corp.-Rts., expiring 11/09/99
     -              30,898       30,898  (Automobiles)                             b                -            69,549       69,549
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Korea Electric Power Corp.-ADR (Electric
     -             116,847      116,847  Companies)                                                 -         1,840,340    1,840,340
------------    ----------   ----------                                                      ------------   -----------   ----------
     -              57,450       57,450  Korea Telecom Corp.-ADR (Telephone)       b                -         2,025,113    2,025,113
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Merrill Lynch International & Co. KOSPI 200-
     -           1,582,230    1,582,230  Wts., expiring 09/14/00 (Investment Banking)               -        13,101,814   13,101,814
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Pohang Iron & Steel Co. Ltd.-ADR (Iron &
     -             123,540      123,540  Steel)                                                     -         4,123,148    4,123,148
------------    ----------   ----------                                                      ------------   -----------   ----------
     -              75,747       75,747  Shinhan Bank-GDR (Banks-Major Regional)   b                -         1,619,092    1,619,092
============    ==========   ==========                                                      ============   ===========   ==========
                                                                                                                          25,579,849
                                                                                                                          ==========
                                         TAIWAN--8.51%

                                         ABN AMRO Bank N.V.-EPN, expiring
     -                 465          465  04/28/00 (Investment Management)          bd               -         5,184,285    5,184,285
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         ABN AMRO Bank N.V.-EPN, expiring
     -                 600          600  09/28/00 (Investment Management)          bd               -         5,692,200    5,692,200
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Asian Petro Equity Linke (Oil & Gas-Refining
     -                 361          361  & Marketing)                              b                -         2,623,835    2,623,835
------------    ----------   ----------                                                      ------------   -----------   ----------
     -                 773          773  Austek Computer, Inc. (Computers-Hardware)b                -            10,924       10,924
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Cathay Life Insurance Co., Ltd. (Insurance
     -             200,000      200,000  Brokers)                                                   -           517,024      517,024
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         China Development Industrial Bank (Investment
     -             937,438      937,438  Management)                               b                -         1,391,971    1,391,971
------------    ----------   ----------                                                      ------------   -----------   ----------
     -           3,172,000    3,172,000  China Steel Corp. (Metals Mining)                          -         2,440,000    2,440,000
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Compeq Manufacturing Co., Ltd. (Computers-
     -             297,700      297,700  Hardware)                                                  -         1,520,410    1,520,410
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Delta Electronics, Inc. (Electronics- Component
     -             267,480      267,480  Distributors)                                              -         1,117,311    1,117,311
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Hon Hai Precision Industry Co., Ltd.
     -             355,544      355,544  (Electronics- Component Distributors)     b                -         2,432,316    2,432,316
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Hon Hai Precision Industry Co., Ltd.-GDR
     -              46,413       46,413  (Electronics- Component Distributors)     b                -           753,051      753,051
------------    ----------   ----------                                                      ------------   -----------   ----------
     -                   1            1  Nan Ya Plastic Corp. (Chemicals-Specialty)                 -                 1            1
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Taiwan Semiconductor Manufacturing Co., Ltd.
     -             300,000      300,000 (Electronics-Semiconductors)               b                -         1,333,544    1,333,544
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Taiwan Semiconductor Manufacturing Co.,Ltd.-
     -              80,000       80,000  ADR (Electronics-Semiconductors)                           -         2,770,000    2,770,000
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         United Microelectronics Corp. Ltd. (Electronics
     -             578,000      578,000  Component Distributors)                   b                -         1,503,310    1,503,310
------------    ----------   ----------                                                      ------------   -----------   ----------
     -           2,571,000    2,571,000  Yang Ming Marine Transport (Shipping)     b                -         1,434,637    1,434,637
============    ==========   ==========                                                      ============   ===========   ==========
                                                                                                                          30,724,819
                                                                                                                          ==========
                                         THAILAND--0.52%

     -             303,850      303,850  Siam Commercial Bank PLC (Banks-Regional) b                -           330,571      330,571
============    ==========   ==========                                                      ============   ===========   ==========
                                         Siam Commercial Bank PLC-PFd. (Banks-
     -             972,442      972,442  Regional)                                 b                -         1,102,042    1,102,042
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Siam Commercial Bank PLC-Wts. Expiring
     -           1,248,542    1,248,542  05/10/02 (Banks-Regional)                 b                -           436,093      436,093
============    ==========   ==========                                                      ============   ===========   ==========
                                                                                                                           1,868,706
                                                                                                                          ==========
                                         TURKEY--1.88%

                                         Haci Omer Sabanci Holding A.S. (Investment
     -          71,501,500   71,501,500  Management)                                                -         2,119,301    2,119,301
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Turkiye Is Bankasi (Isbank) (Banks-Money
     -          85,258,247   85,258,247  Center)                                                    -         1,684,700    1,684,700
------------    ----------   ----------                                                      ------------   -----------   ----------
                                         Yapi ve Kredi Bankasi A.S. (Banks-Money
               205,904,400  205,904,400  Center)                                                    -         2,997,963    2,997,963
============   ===========   ==========                                                      ============   ===========   ==========
                                                                                                                           6,801,964
                                                                                                                          ==========
                                         VENEZUELA--0.24%

                                         Cia. Anonima Nacional Telefonos de Venezuela-
     -              32,900       32,900  ADR (Telecommunications-Long Distance)                     -           849,231      849,231
------------    ----------   ----------                                                      ------------   -----------  -----------
                                         Total Foreign Stocks & Other Equity Interests
                                         (Cost $205,590,442)                                        -       202,529,637  202,529,637
============    ==========   ==========                                                      ============   ===========  ===========

           PRINCIPAL AMOUNT                                                                                MARKET VALUE
---------------------------------------                                                      ---------------------------------------
AIM Emerging       AIM                                                                       AIM Emerging       AIM
Markets Debt    Developing    Pro Forma                                                      Markets Debt    Developing    Pro Forma
    Fund       Markets Fund   Combining                                                          Fund       Markets Fund   Combining
                                         GOVERNMENT BONDS &
                                         GOVERNMENT AGENCY
                                         OBLIGATIONS--34.11%

                                         ARGENTINA--4.85%

                                         Province of Buenos Aires, Series 2, Unsec.
$1,100,000          -        $1,100,000  Unsub. Notes, 12.50%, 03/15/02                      $1,086,250            -      $1,086,250
----------   -------------   ----------                                                    ------------   ------------  ------------
                                         Republic of Argentina,
 4,092,000          -         4,092,000      Floating Rate Deb., 6.8125%, 03/31/05        f   3,666,526            -       3,666,526
----------   -------------   ----------                                                    ------------   ------------  ------------
                                             Series L, Floating Rate Gtd. Bonds, 6.00%,
 4,670,000          -         4,670,000  3/31/23 f                                            3,576,281            -       3,576,281
----------   -------------   ----------                                                    ------------   ------------  ------------
                                             Unsec. Unsub. Bonds,
----------   -------------   ----------                                                    ------------   ------------  ------------
 3,395,000          -         3,395,000         11.375%, 01/30/17                             3,250,713            -       3,250,713
----------   -------------   ----------                                                    ------------   ------------  ------------
 6,959,000          -         6,959,000         9.75%, 09/19/27                               5,923,849            -       5,923,849
==========   =============   ==========                                                    ============   ============  ============
                                                                                                                          17,503,619
                                                                                                                        ============
                                         BRAZIL--8.22%

                                         Republic of Brazil,
                                             Bonds,
 1,009,000          -         1,009,000        11.625%, 04/15/04                                967,379            -         967,379
----------   -------------   ----------                                                    ------------   ------------  ------------
 4,220,000          -         4,220,000        5.75%, 04/15/24                            g   2,540,271            -       2,540,271
----------   -------------   ----------                                                    ------------   ------------  ------------
 4,136,000          -         4,136,000      Floating Rate Deb., 6.9375%, 04/15/06        f   3,397,782            -       3,397,782
----------   -------------   ----------                                                    ------------   ------------  ------------
 2,100,000          -         2,100,000      Floating Rate Gtd. Notes, 7.00%, 04/15/09    f   1,553,177            -       1,553,177
----------   -------------   ----------                                                    ------------   ------------  ------------
                                             Floating Rate Gtd. Bonds,
 9,493,000          -         9,493,000        7.00%, 04/15/12                            f   6,297,836            -       6,297,836
----------   -------------   ----------                                                    ------------   ------------  ------------
 5,450,000          -         5,450,000        6.9375%, 04/15/24                          f   3,816,684            -       3,816,684
----------   -------------   ----------                                                    ------------   ------------  ------------
 2,014,000          -         2,014,000      Notes, 14.50%, 10/15/09                          2,091,539            -       2,091,539
----------   -------------   ----------                                                    ------------   ------------  ------------
 9,175,507          -         9,175,507      Series C, Bonds, 8.00%, 04/15/14                 6,215,626            -       6,215,626
----------   -------------   ----------                                                    ------------   ------------  ------------
 3,520,000          -         3,520,000      Unsec. Bonds, 10.125%, 05/15/27                  2,786,164            -       2,786,164
==========   =============   ==========                                                    ============   ============  ============
                                                                                                                          29,666,458
                                                                                                                        ============
                                         BULGARIA--1.98%

                                         Republic of Bulgaria,
 3,520,000          -         3,520,000      Series A, Gtd. Bonds, 2.75%, 07/28/12        g   2,379,041            -       2,379,041
----------   -------------   ----------                                                    ------------   ------------  ------------
                                             Series A, Gtd. Floating Rate Sec. Bonds,
 3,999,000          -         3,999,000  6.50%, 07/28/24                                  f   2,984,670            -       2,984,670
----------   -------------   ----------                                                    ------------   ------------  ------------
 2,350,000          -         2,350,000      Floating Rate PDI Deb., 6.50%, 07/28/11      f   1,795,896            -       1,795,896
==========   =============   ==========                                                    ============   ============  ============
                                                                                                                           7,159,607
                                                                                                                        ============
                                         COLOMBIA--0.76%

                                         Republic of Columbia,
 1,880,000          -         1,880,000      Unsec. Unsub. Notes, 7.625%, 02/15/07            1,551,000            -       1,551,000
----------   -------------   ----------                                                    ------------   ------------  ------------
 1,324,000          -         1,324,000      Unsub. Notes, 9.75%, 04/23/09                    1,208,150            -       1,208,150
==========   =============   ==========                                                    ============   ============  ============
                                                                                                                           2,759,150
                                                                                                                        ============
                                         QATAR--0.48%

                                         State of Qatar, Bonds, 9.50%, 05/21/09
 1,658,000          -         1,658,000      (Acquired 06/25/99; Cost $1,674,580)         c   1,728,714            -       1,728,714
==========   =============   ==========                                                    ============   ============  ============
                                         KAZAKHSTAN--0.74%

                                         Republic of Kazakhstan, Bonds, 13.625%,
                                         10/18/04
 2,700,000          -         2,700,000      (Acquired 09/28/99; Cost $2,669,490)         c   2,673,000            -       2,673,000
==========   =============   ==========                                                    ============   ============  ============
                                         KOREA--1.86%

                                         Republic of Korea, Unsub. Unsec. Notes,
 6,435,000          -         6,435,000  8.875%, 04/15/08                                     6,707,155            -       6,707,155
==========   =============   ==========                                                    ============   ============  ============
                                         LEBANON--0.52%

                                         Republic of Lebanon, Series 3, Notes,
 1,850,000          -         1,850,000  10.25%, 10/06/09                                     1,869,686            -       1,869,686
==========   =============   ==========                                                    ============   ============  ============
                                         MALAYSIA--1.01%

 3,538,000          -         3,538,000  Republic of Malaysia, Bonds, 8.75%, 06/01/09         3,647,041            -       3,647,041
==========   =============   ==========                                                    ============   ============  ============
                                         MEXICO--4.53%

                                         United Mexican States,
                                              Bonds,
 1,700,000          -         1,700,000        10.375%, 02/17/09                              1,731,875            -       1,731,875
----------   -------------   ----------                                                    ------------   ------------  ------------
 2,381,000          -         2,381,000        11.375%, 09/15/16                              2,552,263            -       2,552,263
----------   -------------   ----------                                                    ------------   ------------  ------------
 5,248,000          -         5,248,000        11.50%, 05/15/26                               5,930,980            -       5,930,980
----------   -------------   ----------                                                    ------------   ------------  ------------
                                             Series D, Floating Rate Sec. Gtd. Bonds,
 2,220,000          -         2,220,000        6.0675%, 12/31/19                          f   1,970,752            -       1,970,752
----------   -------------   ----------                                                    ------------   ------------  ------------
 5,500,000          -         5,500,000      Sec. Gtd. Bonds, 6.25%, 12/31/19                 4,166,382            -       4,166,382
==========   =============   ==========                                                    ============   ============  ============
                                                                                                                          16,352,252
                                                                                                                        ============
                                         MOROCCO--0.71%

                                         Morocco Tranche A, Registered Loans,
                                             5.906%, 01/01/09
 2,964,000          -         2,964,000      (Acquired 03/11/99; Cost $2,420,780)         c   2,582,385            -       2,582,385
==========   =============   ==========                                                    ============   ============  ============

           PRINCIPAL AMOUNT                                                                                MARKET VALUE
---------------------------------------                                                      ---------------------------------------
AIM Emerging       AIM                                                                       AIM Emerging       AIM
Markets Debt    Developing    Pro Forma                                                      Markets Debt    Developing    Pro Forma
    Fund       Markets Fund   Combining                                                          Fund       Markets Fund   Combining

                                          PANAMA--0.69%

                                          Republic of Panama Bonds,
$1,017,000           -       $ 1,017,000     8.875%, 09/30/27                              $    828,490            -      $  828,490
----------   -------------   ----------                                                    ------------   ------------  ------------
   626,000           -           626,000     9.375%, 04/01/29                                   593,135            -         593,135
----------   -------------   ----------                                                    ------------   ------------  ------------
 1,400,000           -         1,400,000     Gtd. Deb., 4.25%, 07/17/14                g      1,053,392            -       1,053,392
==========   =============   ==========                                                    ============   ============  ============
                                                                                                                           2,475,017
                                                                                                                        ============
                                          PERU--0.97%

                                          Republic of Peru
 2,725,000           -         2,725,000     Gtd. Bonds, 3.75%, 03/07/17               g      1,535,478            -       1,535,478
----------   -------------   ----------                                                    ------------   ------------  ------------
 3,136,000           -         3,136,000     PDI Bonds, 4.50%, 03/07/17                g      1,984,150            -       1,984,150
==========   =============   ==========                                                    ============   ============  ============
                                                                                                                           3,519,628
                                                                                                                        ============
                                          PHILIPPINES--0.48%

                                          Republic of Philippines, Bonds, 9.875%,
 1,770,000           -         1,770,000     1/15/19                                          1,721,325            -       1,721,325
==========   =============   ==========                                                    ============   ============  ============

                                          POLAND--1.12%

                                          Republic of Poland,
 2,475,000           -         2,475,000     Sec. Bonds, 3.50%, 10/27/24               g      1,524,214            -       1,524,214
----------   -------------   ----------                                                    ------------   ------------  ------------
 2,812,000           -         2,812,000     Unsec. PDI Bonds, 6.00%, 10/27/14         g      2,503,501            -       2,503,501
==========   =============   ==========                                                    ============   ============  ============
                                                                                                                           4,027,715
                                                                                                                        ============
                                          RUSSIA--2.86%

                                          Bank of Foreign Economic Affairs
                                             (Vnesheconombank),

   627,107           -           627,107     Interest in Arrears Notes, 6.0625%, 12/15/15 fh     72,901            -          72,901
----------   -------------   ----------                                                    ------------   ------------  ------------
37,242,372           -        37,242,372     Principal Loans, 6.0625%, 12/15/20           fh  3,468,382            -       3,468,382
----------   -------------   ----------                                                    ------------   ------------  ------------
                                          Russian Federation, Sr. Unsec. Unsub. Bonds,
 9,870,000           -         9,870,000     11.75%, 06/10/03                                 6,028,191            -       6,028,191
----------   -------------   ----------                                                    ------------   ------------  ------------
 1,413,000           -         1,413,000     12.75%, 06/24/28                                   771,748            -         771,748
==========   =============   ==========                                                    ============   ============  ============
                                                                                                                          10,341,222
                                                                                                                        ============
                                          TURKEY--0.46%

                                          Republic of Turkey,
 1,290,000           -         1,290,000     Notes, 12.00%, 12/15/08                          1,306,125            -       1,306,125
----------   -------------   ----------                                                    ------------   ------------  ------------
   370,000           -           370,000     Sr. Unsec. Unsub. Notes, 12.375%, 06/15/09         372,313            -         372,313
==========   =============   ==========                                                    ============   ============  ============
                                                                                                                           1,678,438
                                                                                                                        ============
                                          VENEZUELA--1.87%

                                          Republic of Venezuela,
 2,226,180           -         2,226,180     Floating Rate Deb., 6.313%, 12/18/07         f   1,800,002            -       1,800,002
----------   -------------   ----------                                                    ------------   ------------  ------------
 3,299,000           -         3,299,000     Gtd. Sec. Bonds, 6.75%, 03/31/20                 2,322,239            -       2,322,239
----------   -------------   ----------                                                    ------------   ------------  ------------
 3,859,000           -         3,859,000     Unsec. Bonds, 9.25%, 09/15/27                    2,619,007            -       2,619,007
==========   =============   ==========                                                    ============   ============  ============
                                                                                                                           6,741,248
                                                                                                                        ============
                                          Total Government Bonds & Government
                                          Agency Obligations (Cost $135,981,782)            123,153,660            -     123,153,660
                                                                                           ============   ============  ============
                                          CORPORATE BONDS--5.34%
                                          ARGENTINA--0.97%
                                          Banco Hipotecario S.A. (Banks-Regional), Sr.
                                          Unsec. Unsub. Notes, 10.00%, 04/17/03
 1,279,000           -         1,279,000  (Acquired 04/07/98; Cost $1,277,171)         c      1,179,877            -       1,179,877
----------   -------------   ----------                                                    ------------   ------------  ------------
                                          CEI Citicorp Holdings S.A. (Investment
                                          Banking/Brokerage), Bonds, 11.25%, 02/14/07
 3,000,000 ARS       -         3,000,000  (Acquired 08/13/99; Cost $2,175,315)         ci     2,333,597            -       2,333,597
==========   =============   ==========                                                    ============   ============  ============
                                                                                                                           3,513,474
                                                                                                                        ============
                                          BRAZIL--0.78%

                                          Banco Nacional De Desenvolri (Banks-
                                          Regional), Unsec. Unsub. Floating Rate Notes,
 3,250,000           -         3,250,000  13.64%, 06/16/08                             f      2,810,997            -       2,810,997
==========   =============   ==========                                                    ============   ============  ============

                                          CAYMAN ISLANDS--0.49%

                                          PDVSA Finance Ltd., (Banks-Regional), Sr.
                                          Unsec. Notes, 9.75%, 02/15/10 (Acquired
 1,850,000           -         1,850,000  03/31/99; Cost $1,837,494)                   c      1,753,469            -       1,753,469
==========   =============   ==========                                                    ============   ============  ============
                                          JAMAICA--0.45%

                                          Mechala Group (Manufacturing-Diversified),
 4,134,000           -         4,134,000  Series B, Sr. Gtd. Sub. Notes, 12.75%, 12/30/99     1,622,595            -       1,622,595
==========   =============   ==========                                                    ============   ============  ============


           PRINCIPAL AMOUNT                                                                                MARKET VALUE
---------------------------------------                                                      ---------------------------------------
AIM Emerging       AIM                                                                       AIM Emerging       AIM
Markets Debt    Developing    Pro Forma                                                      Markets Debt    Developing    Pro Forma
    Fund       Markets Fund   Combining                                                          Fund       Markets Fund   Combining

                                         MEXICO--2.65%

$3,918,000          - $       3,918,000  Alestra S.A., Sr. Notes, 12.625%, 05/15/09        $  3,790,665           -    $  3,790,665
----------   -------------   ----------                                                    ------------   ------------  ------------
                                         Fideicomiso Petacalco Trust-Topolo (Financial-
                                         Diversified), Sec. Notes, 10.16%, 12/23/09
 1,750,000          -         1,750,000  (Acquired 06/25/99; Cost $1,575,000)           c     1,540,000           -       1,540,000
----------   -------------   ----------                                                    ------------   ------------  ------------
                                         Grupo Televisa S.A. (Entertainment), Sr. Disc.
 2,400,000          -         2,400,000  Notes, 13.25%, 05/15/08                        j     2,055,000           -       2,055,000
----------   -------------   ----------                                                    ------------   ------------  ------------
                                         Petroleos Mexicanos (Oil & Gas-Refining &
                                         Marketing)
   300,000          -           300,000      Sr. Gtd. Sub. Bonds, 9.50%, 09/15/27               257,250           -         257,250
----------   -------------   ----------                                                    ------------   ------------  ------------
 2,000,000          -         2,000,000      Unsub. Bonds, 9.50%, 09/15/27                    1,925,000           -       1,925,000
----------   -------------   ----------                                                    ------------   ------------  ------------
                                                                                                                           9,567,915
                                                                                           ============   ============  ============
                                         Total Corporate Bonds (Cost $20,115,100)            19,268,450           -       19,268,450
                                                                                           ============   ============  ============
                                         U.S. DOLLAR DENOMINATED
                                         NON-CONVERTIBLE BONDS &
                                         NOTES--0.00%
                                         SOVEREIGN DEBT--0.00%
                                         Bank of Foreign Economic Affairs
                                         (Vnesheconombank) (Russia), Interest in
                  45,784         45,784  Arrears Notes, 5.968%, 12/15/15 (Cost $7,777)  fh         -             5,322         5,322
             =============   ==========                                                    ============   ============  ============
                 Shares                  WARRANTS--0.14%
                                         SOVEREIGN DEBT--0.14%
                                         Republic of Argentina (Argentina),
     8,810          -             8,810      expiring 12/03/99                          k         9,911            -           9,911
----------   -------------   ----------                                                    ------------   ------------  ------------
     9,630          -             9,630      expiring 02/25/00                          k       217,879            -         217,879
----------   -------------   ----------                                                    ------------   ------------  ------------
                                         United Mexican States (Mexico),
     4,033          -             4,033      expiring 02/18/00                          k       270,715            -         270,715
==========   =============   ==========                                                    ============   ============  ============
                                         Total Warrants (Cost $0)                               498,505            -         498,505
                                                                                           ============   ============  ============
                                         MONEY MARKET FUNDS--2.61%
 2,901,337      1,806,852     4,708,189  STIC Liquid Assets Portfolio                   l     2,901,337      1,806,852     4,708,189
==========   =============   ==========                                                    ============   ============  ============
 2,901,337      1,806,852     4,708,189  STIC Prime Portfolio                           l     2,901,337      1,806,852     4,708,189
==========   =============   ==========                                                    ============   ============  ============
                                         Total Money Market Funds (Cost $9,416,378)           5,802,674      3,613,704     9,416,378
                                                                                           ============   ============  ============
                                         TOTAL INVESTMENTS--98.28%,
                                         (Cost $371,111,479)                                148,723,289    206,148,663   354,871,952
                                                                                           ============   ============  ============
                                         OTHER ASSETS LESS LIABILITIES--1.72%                 4,605,719      1,599,357     6,205,076
                                                                                           ============   ============  ============
                                         NET ASSETS--100.00%                               $153,329,008   $207,748,020  $361,077,028
                                                                                           ============   ============  ============


Investment Abbreviations:

ADR - American Depositary Receipt
ARS - Argentine Peso
Deb. - Debenture
EPN - Equity Participation Notes
GDR - Global Depositary Receipt
Gtd. - Guaranteed
PDI - Past Due Interest
Pfd. - Preferred
Rts. - Rights
Sec. - Secured
Sr. - Senior
Sub. - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts. - Warrants

Notes to Schedule of Investments:

a Each unit represents one presharedof Unibanco and one preferred "B" share of Unibanco Holdings.
b    Non-income producing security.
c Restricted security. May be resold to qualified institutionainbaccordancewith the provisions of RulunderAthe Securities Act of 1933, as amended. The valuation of these securities has been determined iaccordance wiprocedures establisbydthe BoaTrustees. The aggregate market value of these securities at 10/31/99 was $14,883,988 which represents 4.12% of theFund's net assets.
d    Equity pariticpation notes on basket of Taiwan stocks.
e    Principal amount is in U.S. dollars except as indicated by note i.
f    The coupon rate shown on floating rate note represents the rate at period end.
g    The coupon rate shown on step-up coupon bonds represents the rate at period end.
h Defaulted security. Currentlthe issuer is in default with respect to interest payments.
i Foreign denominated securiPar value and coupon are denominated in currency indicated.
j Discount bond at purchase. Interestrate shown represents tcoupon rate at which the bond will accrue at a specified future date.
k Non-income producing security acquired as part oa unit with or in exhange for other securities.
l    The money market fund has the same investment advisor as the Fund.

See Accompanying Notes to Combining Pro Forma Financial Statements

                           AIM DEVELOPING MARKETS FUND
                         AIM EMERGING MARKETS DEBT FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1999
                                   (Unaudited)

                                                            AIM Emerging   AIM Developing
                                                               Markets         Markets       Pro Forma
                                                             Debt Fund          Fund         Combining
                                                            ------------   --------------   ------------
ASSETS:
Investments, at value                                       $148,723,289    $206,148,663    $354,871,952
(cost $161,899,556 - AIM Emerging Markets Debt Fund)
(cost $209,211,923 - AIM Developing Markets Fund)
(cost $371,111,479 - Pro forma combination)
Foreign currencies, at value                                          37       2,503,509       2,503,546
                                                            ------------    ------------    ------------
(cost $37 - AIM Emerging Markets Debt Fund)
(cost $2,528,014 - AIM Developing Markets Fund)
(cost $2,528,051 - Pro forma combination)
Receivables for:
Investments sold                                               2,521,069         570,570       3,091,639
                                                            ------------    ------------    ------------
Fund shares sold                                                 114,064         699,871         813,935
                                                            ------------    ------------    ------------
Dividends and interest                                         3,619,496         799,063       4,418,559
                                                            ------------    ------------    ------------
Other assets                                                      44,238            --            44,238
                                                            ============    ============    ============
Total Assets                                                 155,022,193     210,721,676     365,743,869
                                                            ============    ============    ============
LIABILITIES:
Payables for:
Investments purchased                                          1,082,939       1,384,045       2,466,984
                                                            ------------    ------------    ------------
Fund shares reacquired                                           298,225         946,210       1,244,435
                                                            ------------    ------------    ------------
Amount due to custodian bank                                        --             3,446           3,446
                                                            ------------    ------------    ------------
Accrued advisory fees                                            145,351         173,001         318,352
                                                            ------------    ------------    ------------
Accrued accounting services fees                                   4,247           4,201           8,448
                                                            ------------    ------------    ------------
Accrued trustees' fees                                             2,858           4,882           7,740
                                                            ------------    ------------    ------------
Accrued distribution fees                                        122,295         135,524         257,819
                                                            ------------    ------------    ------------
Accrued transfer agent fees                                       21,015         127,021         148,036
                                                            ------------    ------------    ------------
Accrued operating expenses                                        16,255         195,326         211,581
                                                            ------------    ------------    ------------
Total liabilities                                              1,693,185       2,973,656       4,666,841
                                                            ============    ============    ============
Net assets applicable to shares outstanding                 $153,329,008    $207,748,020    $361,077,028
                                                            ============    ============    ============
NET ASSETS:
Class A                                                     $ 54,330,409    $157,197,964    $211,528,373
                                                            ============    ============    ============
Advisor Class                                               $  1,396,408    $    415,028    $  1,811,436
                                                            ============    ============    ============
Class B                                                     $ 97,393,834    $ 49,723,202    $147,117,036
                                                            ============    ============    ============
Class C                                                     $    208,357    $    411,826    $    620,183
                                                            ============    ============    ============
Shares Outstanding, $.01 par value per share:
Class A                                                        6,543,402      15,944,507      21,452,645
                                                            ============    ============    ============
Advisor Class                                                    168,733          42,020         183,428
                                                            ============    ============    ============
Class B                                                       11,728,667       5,079,702      15,023,311
                                                            ============    ============    ============
Class C                                                           25,096          42,079          63,355
                                                            ============    ============    ============
Class A:
Net asset value and redemption price per share              $       8.30    $       9.86    $       9.86
                                                            ------------    ------------    ------------
Offering price per share:                                   $       8.71    $      10.35    $      10.35
(Net asset value of $8.30 / 95.25%) #VALUE!
(Net asset value of $9.86 / 95.25%) #VALUE!
Advisor Class:
Net asset value, redemption and offering price per share    $       8.28    $       9.88    $       9.88
                                                            ============    ============    ============
Class B:
Net asset value and offering price per share                $       8.30    $       9.79    $       9.79
                                                            ============    ============    ============
Class C:
Net asset value and offering price per share                $       8.30    $       9.79    $       9.79
                                                            ============    ============    ============

See Accompanying Notes to Pro Forma Combining Financial Statements

                           AIM DEVELOPING MARKETS FUND
                         AIM EMERGING MARKETS DEBT FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                       For the Year Ended October 31, 1999
                                   (Unaudited)

                                                                AIM Emerging  AIM Developing
                                                                  Markets       Markets                        Pro Forma
                                                                 Debt Fund       Fund          Adjustments     Combining
                                                                -----------    -----------    ------------    -----------
Investment income:
Dividends                                                       $     5,558    $ 3,536,471            --      $ 3,542,029
(net of foreign withholding tax of $294,405
 - AIM Developing Markets Fund)

Interest                                                         21,776,257        452,845            --       22,229,102
                                                                -----------    -----------    ------------    -----------
Securities lending                                                  179,871        141,802            --          321,673
                                                                ===========    ===========    ============    ===========
Total investment income                                          21,961,686      4,131,118            --       26,092,804
                                                                ===========    ===========    ============    ===========
EXPENSES:
Advisory and administrative fees                                  1,712,645      1,560,741            --        3,273,386
                                                                -----------    -----------    ------------    -----------
Accounting services fees                                             51,980         42,462            --           94,442
                                                                -----------    -----------    ------------    -----------
Custodian fees                                                      130,677        152,242            --          282,919
                                                                -----------    -----------    ------------    -----------
Distribution fees - Class A                                         219,862        439,522          94,227        753,611
                                                                -----------    -----------    ------------    -----------
Distribution fees - Class B                                       1,097,291        357,273            --        1,454,564
                                                                -----------    -----------    ------------    -----------
Distribution fees - Class C                                             667          1,425            --            2,092
                                                                -----------    -----------    ------------    -----------
Interest expense                                                    221,531         18,797        (221,531)        18,797
                                                                -----------    -----------    ------------    -----------
Transfer agent fees                                                 388,634        846,991            --        1,235,625
                                                                -----------    -----------    ------------    -----------
Trustees' fees                                                        7,532         21,421            --           28,953
                                                                -----------    -----------    ------------    -----------
Printing fees                                                       150,031        335,170            --          485,201
                                                                ===========    ===========    ============    ===========
Other                                                                77,885        244,455            --          322,340
                                                                ===========    ===========    ============    ===========
Total expenses                                                    4,058,735      4,020,499        (127,304)     7,951,930
                                                                ===========    ===========    ============    ===========
Less: Expenses paid indirectly                                      (87,116)        (9,544)           --          (96,660)
                                                                -----------    -----------    ------------    -----------
Fees waived by advisor                                              (75,488)      (747,433)       (416,387)    (1,239,308)
                                                                ===========    ===========    ============    ===========
Net expenses                                                      3,896,131      3,263,522        (543,691)     6,615,962
                                                                ===========    ===========    ============    ===========
Net investment income (loss)                                     18,065,555        867,596         543,691     19,476,842
                                                                ===========    ===========    ============    ===========
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
SECURITIES, FOREIGN CURRENCIES AND FOREIGN
  CURRENCY CONTRACTS:
Net realized gain (loss) from:
Investment securities                                           (22,143,209)     3,287,085            --      (18,856,124)
                                                                -----------    -----------    ------------    -----------
Foreign currencies                                                 (775,867)      (466,771)           --       (1,242,638)
                                                                ===========    ===========    ============    ===========
Foreign currency contracts                                          972,301           --              --          972,301
                                                                ===========    ===========    ============    ===========
                                                                (21,946,775)     2,820,314            --      (19,126,461)
                                                                ===========    ===========    ============    ===========
Net unrealized appreciation (depreciation) of:
Investment securities                                            32,555,182     23,953,037            --       56,508,219
                                                                -----------    -----------    ------------    -----------
Foreign currencies                                                  (31,683)       (65,862)           --          (97,545)
                                                                ===========    ===========    ============    ===========
                                                                 32,523,499     23,887,175            --       56,410,674
                                                                ===========    ===========    ============    ===========
Net gain on investment securities, foreign
currencies and foreign currency contracts                        10,576,724     26,707,489            --       37,284,213
                                                                ===========    ===========    ============    ===========
Net increase in net assets resulting from operations            $28,642,279    $27,575,085    $    543,691    $56,761,055
                                                                ===========    ===========    ============    ===========

See Accompanying Notes to Pro Forma Combining Financial Statements.

                          AIM DEVELOPING MARKETS FUND
                         AIM EMERGING MARKETS DEBT FUND
               NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                                October 31, 1999
                                  (Unaudited)

Note 1 - Basis of Pro Forma Presentation

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization within AIM Investment Funds, Inc. and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement and Plan of Reorganization would be accomplished by an exchange of shares of AIM Developing Markets Fund for the net assets of AIM Emerging Markets Debt Fund and the distribution of AIM Developing Markets Fund shares to AIM Emerging Markets Debt Fund shareholders. If the agreement and Plan of Reorganiztion were to have taken place at October 31, 1999, AIM Emerging Markets Debt Fund Class A shareholders would have received 5,508,138 shares of AIM Developing Markets Fund - Class A shares, AIM Emerging Markets Debt Fund Class B shareholders would have received 9,943,609 shares of AIM Developing Markets Fund - Class B shares, AIM Emerging Markets Debt Fund Class C shareholders would have received 21,276 shares of AIM Developing Markets Fund - Class C shares, and AIM Emerging Markets Debt Fund Advisor Class shareholders would have received 141,408 shares of AIM Developing Markets Fund - Advisor Class shares.

Note 2 - Pro Forma Adjustments

Pro Forma adjustments have been made to reflect the contractual expenses of the combined entities.

                NAVS
                ----                           Shares        conversion        DMkt             new
            Emkt    DMkt       Ratio            Emkt          shares          shares       share balance
           -----    -----    --------        ---------       ----------     ----------     -------------
A          $8.30    $9.86    84.17850%        6,543,402      5,508,138      15,944,507       21,452,645
B          $8.30    $9.79    84.78039%       11,728,667      9,943,609       5,079,702       15,023,311
C          $8.30    $9.79    84.78039%           25,096         21,276          42,079           63,355
Advisor    $8.28    $9.88    83.80567%          168,733        141,408          42,020          183,428

                                     PART C
                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

         State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

         Articles VIII of the Registrant's Agreement and Declaration of Trust (the "Agreement"), dated May 7, 1998, provides, among other things, (1) that a Trustee shall not be liable for any act, omission or obligation of the Registrant or any Trustee (except for liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Trustee's duties);
         (2) that the Trustees and officers shall be indemnified by the Registrant to the fullest extent permitted by the Delaware Business Trust Act and other applicable law; and (3) that the shareholders and former shareholders of the Registrant shall be held harmless by the Registrant (or applicable portfolio or class) from personal liability arising from their status as such, and shall be indemnified by the Registrant (or applicable portfolio or class) against all loss and expense arising from such personal liability in accordance with the Registrant's Amended and Restated By-Laws and applicable law.

         Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of certain persons acting on behalf of the Registrant. Article VIII, Section 8.1 provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Registrant or any Trustee; provided, however, that nothing contained in the Registrant's Agreement and Declaration of Trust or in the Delaware Business Trust Act shall protect any Trustee against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee.

         Article VIII, Section 3 of the Registrant's Bylaws, as amended, also provides that every person who is, or has been, a Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by the Delaware Business Trust Act, the Registrant's Bylaws and other applicable law.

         A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM and their respective officers, trustees, directors and employees are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

         Section 9 of the Investment Management and Administration Contract between the Registrant and AIM provides that AIM shall not be liable, and each series of the Registrant shall indemnify AIM and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Investment Management and Administration Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of AIM in the performance by AIM of its duties or from reckless disregard by AIM of its obligations and duties under the Investment Management and Administration Contract.

         Section 7 of the Sub-Advisory Contract between AIM and INVESCO Asset Management Limited ("IAML") (the "Sub-Advisory Contract") provides that IAML shall not be liable for any costs or liabilities arising from any error of judgment or any mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of IAML in the performance by IAML of its duties or from reckless disregard by IAML of its obligations and duties under the Sub-Advisory Contract.


ITEM 16. EXHIBITS

Exhibit
Number                     Description

(1)      (a)      -        Agreement and Declaration of Trust of the Registrant
                           was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (b)      -        First Amendment to the Agreement and Declaration of
                           Trust of Registrant, dated August 12, 1998, was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 56 to the Registration Statement on
                           Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (c)      -        Second Amendment to the Agreement and Declaration
                           of Trust of Registrant, dated December 10, 1998, was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 57 to the Registration Statement on
                           Form N-1A, filed on February 22, 1999, and is hereby incorporated by reference.

         (d)      -        Third Amendment to the Agreement and Declaration of
                           Trust of Registrant, dated February 4, 1999, was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 58 to the Registration Statement on
                           Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (e)      -        Fourth Amendment to the Agreement and Declaration
                           of Trust of Registrant, dated February 16, 1999, was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 58 to the Registration Statement on
                           Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

(2)      (a)      -        By-Laws of the Registrant were filed as an exhibit to
                           Registrant's Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998, and is hereby incorporated by reference.

         (b)      -        Amendment No. 1 to By-Laws of Registrant, dated
                           December 10, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 57 to the
                           Registration Statement on Form N-1A, filed on
                           February 22, 1999, and is hereby incorporated by reference.

         (c)      -        Amended and Restated By-Laws of Registrant, adopted
                           effective May 7, 1998, amended December 10, 1998, was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 58 to the Registration Statement on
                           Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (d)      -        First Amendment to Amended and Restated By-Laws of
                           Registrant, dated June 15, 1999, was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                           58 to the Registration Statement on Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

(3)               -        Voting Trust Agreements - None.

(4)               -        A copy of the form of Plan of Reorganization is
                           attached as Appendix I to the Prospectus contained in the Registration Statement.

(5)               -        Provisions of instruments defining the rights of
                           holders of Registrant's securities are contained in the Declaration of Trust, as amended, Articles II, VI, VII, VIII and IX and By-laws, as amended,
                           Articles IV, V, VI, VII and VIII, which were filed as an Exhibit to Registrant's Post-Effective Amendment
                           No. 58 to the Registration Statement on Form N-1A, filed on February 25, 2000, and are hereby incorporated by reference.

(6)      (a)      -        Investment Management and Administration Contract
                           between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 55 to the Registration Statement on
                           Form N-1A, filed on August 26, 1998.

         (b)      -        Investment Management and Administration Contract,
                           dated September 8, 1998, between Registrant and A I M
                           Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 55 to the
                           Registration Statement, filed on August 26, 1998.

         (c)      -        Amended and Restated Investment Management and
                           Administration Contract, dated June 1, 1999, between
                           Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment
                           No. 58 to the Registration Statement on Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (d)      -        Administration Contract, dated May 29, 1998, between
                           Registrant and A I M Advisors, Inc. was filed as an
                           Exhibit to Registrant's Post-Effective Amendment No.
                           55 to the Registration Statement on Form N-1A, filed on August 26, 1998.

         (e)      -        Administration Contract, dated September 8, 1998,
                           between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 55 to the Registration Statement on
                           Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

         (f)      -        Sub-Administration Contract, dated May 29, 1998,
                           between A I M Advisors, Inc. and INVESCO (NY), Inc.
                           with respect to Registrant was filed as an Exhibit to Registrant's Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998.

         (g)      -        Sub-Administration Contract, dated September 8, 1998,
                           between A I M Advisors, Inc. and INVESCO (NY), Inc.
                           with respect to Registrant was filed as an Exhibit to Registrant's Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998.

         (h)      -        Sub-Advisory and Sub-Administration Contract, dated
                           May 29, 1998 between A I M Advisors, Inc. and INVESCO
                           (NY), Inc. with respect to Registrant was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                           55 to the Registration Statement on Form N-1A, filed on August 26, 1998.

         (i)      -        Sub-Advisory and Sub-Administration Contract, dated
                           September 8, 1998 between A I M Advisors, Inc. and
                           INVESCO (NY), Inc. with respect to Registrant was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 55 to the Registration Statement on
                           Form N-1A, filed on August 26, 1998.

         (j)      -        Sub-Advisory and Sub-Administration Contract, dated
                           September 8, 1998, between A I M Advisors, Inc. and
                           INVESCO (NY), Inc. with respect to Registrant was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 55 to the Registration Statement on
                           Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

         (k)      -        Investment Management and Administration Contract,
                           dated May 29, 1998, between Global Investment
                           Portfolio and A I M Advisors, Inc. was filed as an
                           Exhibit to Registrant's Post-Effective Amendment No.
                           55 to the Registration Statement on Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

         (l)      -        Investment Management and Administration Contract,
                           dated May 29, 1998, between Global High Income
                           Portfolio (now known as Emerging Markets Debt
                           Portfolio) and A I M Advisors, Inc. was filed as an
                           Exhibit to Registrant's Post-Effective Amendment No.
                           55 to the Registration Statement on Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

         (m)      -        Amended and Restated Investment Management and
                           Administration Contract, dated September 8, 1998, between Emerging Markets Debt Portfolio and A I M
                           Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 to the
                           Registration Statement on Form N-1A, filed on
                           February 25, 2000, and is hereby incorporated by reference.

         (n)      -        Sub-Advisory and Sub-Administration Contract, dated
                           May 29, 1998, between A I M Advisors, Inc. and
                           INVESCO (NY), Inc. with respect to Global Investment
                           Portfolio was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed on August 26, 1998.

         (o)      -        Sub-Advisory and Sub-Administration Contract, dated
                           May 29, 1998, between A I M Advisors, Inc. and
                           INVESCO (NY), Inc. with respect to Global High Income
                           Portfolio (now known as Emerging Markets Debt
                           Portfolio) was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed on August 26, 1998.

         (p)      -        Sub-Advisory Contract, dated December 14, 1998,
                           between A I M Advisors, Inc. and INVESCO (NY), Inc.
                           with respect to Registrant's AIM Strategic Income
                           Fund was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 58 to the Registration
                           Statement, filed on February 25, 2000, and is hereby incorporated by reference.

         (q)      -        Amended and Restated Sub-Advisory Contract, dated
                           February 12, 1999, between A I M Advisors, Inc. and
                           INVESCO Asset Management Limited with respect to
                           Registrant was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 58 to the Registration
                           Statement on Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (r)      -        Sub-Advisory Contract, dated December 14, 1998,
                           between A I M Advisors, Inc. and INVESCO Asset
                           Management Limited with respect to Emerging Markets
                           Debt Portfolio was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 to the
                           Registration Statement on Form N-1A, filed on
                           February 25, 2000, and is hereby incorporated by reference.

(7)      (a)      -        Distribution Agreement, dated May 29, 1998, between
                           Registrant and A I M Distributors, Inc. with respect to Class A shares was filed as an Exhibit to Registrant's Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998.

         (b)      -        Distribution Agreement, dated September 8, 1998,
                           between Registrant and A I M Distributors, Inc. with respect to Class A shares was filed as an Exhibit to Registrant's Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998, and is hereby incorporated by reference.

         (c)      -        Master Distribution Agreement, dated March 1, 1999,
                           between Registrant and A I M Distributors, Inc. with respect to Class A and Class C shares was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                           58 to the Registration Statement on Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (d)      -        Amendment No. 1, dated March 1, 1999, to the Master
                           Distribution Agreement, dated March 1, 1999, between
                           Registrant and A I M Distributors, Inc. with respect to Class A and Class C shares was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (e)      -        Distribution Agreement, dated May 29, 1998, between
                           Registrant and A I M Distributors, Inc. with respect to Class B shares was filed as an exhibit to Registrant's Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998.

         (f)      -        Distribution Agreement, dated September 8, 1998,
                           between Registrant and A I M Distributors, Inc. with respect to Class B shares was filed as an exhibit to Registrant's Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998, and is hereby incorporated by reference.

         (g)      -        Amendment No. 1, dated March 18, 1999, to the
                           Distribution Agreement, dated September 8, 1998, between Registrant and A I M Distributors, Inc. with respect to Class B was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 to the
                           Registration Statement on Form N-1A, filed on
                           February 25, 2000, and is hereby incorporated by reference.

         (h)      -        Amendment No. 2, dated June 1, 1999, to the
                           Distribution Agreement, dated September 8, 1998, between Registrant and A I M Distributors, Inc. with respect to Class B was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 to the
                           Registration Statement on Form N-1A, filed on
                           February 25, 2000, and is hereby incorporated by reference.

(8)               -        Agreements Concerning Officers and Directors/Trustees
                           Benefits - None.

(9)      (a)      -        Custodian Agreement, dated April 27, 1988, between
                           Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (b)      -        Notice of Additional Fund, dated August 7, 1989, to
                           Custodian Contract, dated April 27, 1988, between
                           Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (c)      -        Notice of Additional Fund, dated September 23,
                           1990, to Custodian Contract, dated April 27, 1988, between Registrant and State Street Bank and Trust
                           Company was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (d)      -        Notice of Additional Fund, dated August 8, 1991, to
                           Custodian Contract, dated April 27, 1988, between
                           Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (e)      -        Notice of Additional Fund, dated January 27, 1992,
                           to Custodian Contract, dated April 27, 1988, between
                           Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's
                           Post-Effective

                           Amendment No. 56 to the Registration Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (f)      -        Notice of Additional Fund, dated May 10, 1992, to
                           Custodian Contract, dated April 27, 1988, between
                           Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (g)      -        Notice of Additional Fund, dated June 1, 1992, to
                           Custodian Contract, dated April 27, 1988, between
                           Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (h)      -        Notice of Additional Fund, dated October 22, 1992,
                           to Custodian Contract, dated April 27, 1988, between
                           Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (i)      -        Notice of Additional Fund, dated May 31, 1994, to
                           Custodian Contract, dated April 27, 1988, between
                           Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (j)      -        Amendment to Custodian Contract, dated August 17,
                           1994, was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (k)      -        Amendment to Custodian Contract, dated June 20,
                           1995, was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (l)      -        Notice of Additional Fund, dated October 24, 1997,
                           to Custodian Contract, dated April 27, 1988, between
                           Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (m)      -        Notice of Registrant's reorganization, dated
                           September 22, 1998, to Custodian was filed as an Exhibit to Registrant's Post-Effective

                           Amendment No. 56 to the Registration Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (n)      -        Amendment to Custodian Contract, dated January 26,
                           1999, was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 57 to the Registration
                           Statement on Form N-1A, filed on February 22, 1999, and is hereby incorporated by reference.

         (o)      -        Transfer Agency and Service Agreement, dated
                           September 8, 1998, between Registrant and A I M Fund
                           Services, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 56 to the
                           Registration Statement on Form N-1A, filed on
                           December 30, 1998, and is hereby incorporated by reference.

         (p)      -        Amendment No. 1, dated March 1, 1999, to the Transfer
                           Agency and Services Agreement, dated September 8,
                           1998, between Registrant and A I M Fund Services,
                           Inc. was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 58 to the Registration
                           Statement on Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (q)      -        Amendment No. 2, dated July 1, 1999, to the Transfer
                           Agency and Services Agreement, dated September 8,
                           1998, between Registrant and A I M Fund Services,
                           Inc. was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 58 to the Registration
                           Statement on Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (r)      -        Amendment No. 3, dated July 1, 1999, to the Transfer
                           Agency and Services Agreement, dated September 8,
                           1998, between Registrant and A I M Fund Services,
                           Inc. was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 58 to the Registration
                           Statement on Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (s)      -        Amendment No. 4, dated February 11, 2000, to the
                           Transfer Agency and Services Agreement, dated
                           September 8, 1998, between Registrant and A I M Fund
                           Services, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 to the
                           Registration Statement on Form N-1A, filed on
                           February 25, 2000, and is hereby incorporated by reference.

         (t)      -        Remote Access and Related Services Agreement, dated
                           as of December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (formerly,
                           The Shareholder Services Group, Inc.) was filed as an
                           Exhibit to Registrant's Post-Effective Amendment No.
                           55 to the Registration Statement on Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

         (u)      -        Amendment No. 1, dated October 4, 1995, to the Remote
                           Access and Related Services Agreement, dated as of December 23, 1994, between Registrant and First Data
                           Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                           55 to the Registration Statement on Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

         (v)      -        Addendum No. 2, dated October 12, 1995, to the Remote
                           Access and Related Services Agreement, dated as of December 23, 1994, between Registrant and First Data
                           Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                           55 to the Registration Statement on Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

         (w)      -        Amendment No. 3, dated February 1, 1997, to the
                           Remote Access and Related Services Agreement, dated as of December 23, 1994, between Registrant and First
                           Data Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                           55 to the Registration Statement on Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

         (x)      -        Exhibit 1, effective as of August 4, 1997, to the
                           Remote Access and Related Services Agreement, dated as of December 23, 1994, between Registrant and First
                           Data Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                           55 to the Registration Statement on Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

         (y)      -        Preferred Registration Technology Escrow Agreement,
                           dated September 10, 1997, between Registrant and
                           First Data Investor Services Group, Inc. (formerly,
                           The Shareholder Services Group, Inc.) was filed as an
                           Exhibit to Registrant's Post-Effective Amendment No.
                           55 to the Registration Statement on Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

         (z)      -        Amendment No. 4, dated June 30, 1998, to the Remote
                           Access and Related Services Agreement, dated as of December 23, 1994, between Registrant and First Data
                           Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                           56 to the Registration Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (aa)     -        Amendment No. 5, dated July 1, 1998, to the Remote
                           Access and Related Services Agreement, dated as of December 23, 1994, between Registrant and First Data Investor Services Group, Inc.
                           (formerly, The Shareholder Services Group, Inc.) was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 56 to the Registration Statement on
                           Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

(10)     (a)      -        Distribution Plan, effective as of September 8, 1998,
                           adopted pursuant to Rule 12b-1 with respect to Class
                           A shares was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998.

         (b)      -        Master Distribution Plan, dated March 1, 1999,
                           pursuant to Rule 12b-1 with respect to Class A and Class C shares was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 to the
                           Registration Statement on Form N-1A, filed on
                           February 25, 2000.

         (c)      -        Amendment No. 1, dated March 18, 1999, to the
                           Master Distribution Plan, dated March 1, 1999, pursuant to Rule 12b-1 with respect to Class A and Class C shares was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 to the
                           Registration Statement on Form N-1A, filed on
                           February 25, 2000.

         (d)      -        Amendment No. 2, dated June 1, 1999, to the Master
                           Distribution Plan, dated March 1, 1999, pursuant to
                           Rule 12b-1 with respect to Class A and Class C shares was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 58 to the Registration
                           Statement on Form N-1A, filed on February 25, 2000.

         (e)      -        Amended and Restated Master Distribution Plan,
                           effective as of July 1, 1999, with respect to Class A and Class C shares was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 to the
                           Registration Statement on Form N-1A, filed on
                           February 25, 2000, and is hereby incorporated by reference.

         (f)      -        Distribution Plan, effective September 8, 1998,
                           adopted pursuant to Rule 12b-1 with respect to Class
                           B shares was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 56 to the Registration
                           Statement on Form N-1A, filed on December 30, 1998, and is hereby incorporated by reference.

         (g)      -        Amendment No. 1, dated March 18, 1999, to the
                           Distribution Plan, effective September 8, 1998, adopted pursuant to Rule 12b-1 with respect to Class
                           B shares was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 58 to the Registration
                           Statement on Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (h)      -        Amendment No. 2, dated June 1, 1999, to the
                           Distribution Plan, effective September 8, 1998, adopted pursuant to Rule 12b-1 with respect to Class
                           B shares was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 58 to the Registration
                           Statement on Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (i)      -        Rule 18f-3 Multiple Class Plan was filed as an
                           Exhibit to Registrant's Post-Effective Amendment No.
                           55 to the Registration Statement on Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

(11)     (a)      -        Opinion and Consent of Kirkpatrick & Lockhart LLP as
                           to the legality of the securities being registered is filed electronically herewith.

         (b)      -        Opinion and Consent of Delaware Counsel is filed
                           electronically herewith.

(12)              -        Opinion and Consent of Kirkpatrick & Lockhart LLP
                           supporting the tax matters and consequences to shareholders discussed in the prospectus will be filed as an amendment to this Registration Statement.

(13)     (a)      -        Form of Selected Dealer Agreement between Registrant
                           and A I M Distributors, Inc. was filed as an exhibit to Post-Effective Amendment No. 57 on Feb. 22, 1999, and is hereby incorporated by reference.

         (b)      -        Form of Bank Selling Group Agreement between
                           Registrant and A I M Distributors, Inc was filed as an exhibit to Post-Effective Amendment No. 57 on Feb.
                           22, 1999, and is hereby incorporated by reference.

         (c)      -        Form of Fund Accounting and Pricing Agent Agreement
                           between Registrant and INVESCO (NY), Inc. was filed as an exhibit to Post Effective Amendment No. 55 on Aug. 26, 1998.

         (d)      -        Fund Accounting and Pricing Agreement between
                           Registrant and A I M Advisors, Inc. dated June 1,
                           1998, was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 57 to the Registration
                           Statement on Form N-1A, filed on February 22, 1999.

         (e)      -        Master Accounting Services Agreement, dated July 1,
                           1999, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 58 to the Registration Statement on
                           Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (f)      -        Memorandum of Agreement, dated March 1, 1999, between
                           Registrant and A I M Advisors, Inc. was filed as an
                           Exhibit to Registrant's Post-Effective Amendment No.
                           58 to the Registration Statement on Form N-1A, filed on February 25, 2000, and is hereby incorporated by reference.

         (g)      -        Form of Memorandum of Agreement between Registrant
                           and A I M Advisors, Inc. was filed as an exhibit to Post-Effective Amendment No. 58 on Feb. 25, 2000, and is hereby incorporated by reference.

         (h)      -        Form of Shareholder Service Agreement used in
                           connection with Registrant's Master Distribution Plan was filed as an exhibit to Post-Effective Amendment
                           No. 57 on Feb. 22, 1999, and is hereby incorporated by reference.

         (i)      -        Form of Bank Shareholder Service Agreement used in
                           connection with Registrant's Master Distribution was filed as an exhibit to Post-Effective Amendment No.
                           57 on Feb. 22, 1999, and is hereby incorporated by reference.

         (j)      -        Form of Service Agreement for Bank Trust Department
                           and for Broker used in connection with Registrant's
                           Master Distribution Plan was filed as an exhibit to Post-Effective Amendment No. 57 on Feb. 22, 1999, and is hereby incorporated by reference.

         (k)      -        Form of Agency Pricing Agreement used in connection
                           with Registrant's Master Distribution Plan was filed as an exhibit to Post-Effective Amendment No. 57 on Feb. 22, 1999, and is hereby incorporated by reference.

(14)              -        Regarding opinions, appraisals or rulings and
                           consents relied on in preparing this Registration
                           Statement and required by Section 7 of the Securities
                           Act of 1933, the Consent of PricewaterhouseCoopers
                           LLP is filed herewith electronically.

(15)              -        Financial Statements - None.

(16)              -        Powers of Attorney - None.

(17)              -        Form of Proxy is filed electronically herewith.


ITEM 17.  UNDERTAKINGS.

None.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act
[17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and the State of Texas, on the 22nd day of March, 2000.

                                         AIM INVESTMENT FUNDS
                                             Registrant

                                         By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------
                                                  Robert H. Graham
                                                  President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on the 22 day of March, 2000.

/s/ ROBERT H. GRAHAM
------------------------------
Robert H. Graham                                   President, Trustee and
                                                   Chairman of the Board
/s/ DANA R. SUTTON                                 (Principal Executive Officer)
------------------------------
Dana R. Sutton                                     Vice President and Treasurer

/s/ C. DEREK ANDERSON
------------------------------
C. Derek Anderson                                  Trustee

/s/ FRANK S. BAYLEY
------------------------------
Frank S. Bayley                                    Trustee

/s/ RUTH H. QUIGLEY
------------------------------
Ruth H. Quigley                                    Trustee

                                INDEX TO EXHIBITS

11(a) Opinion and Consent of Kirkpatrick & Lockhart LLP as to the legality of the securities being registered

  (b) Opinion and Consent of Delaware Counsel

14    Consent of PricewaterhouseCoopers LLP

17    Form of Proxy